UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: July 31, 2015

Date of reporting period: July 31, 2015

Item 1.	Reports to Stockholders.

July 31, 2015

ANNUAL REPORT

Adviser Managed Trust

➤ Tactical Offensive Equity Fund

➤ Tactical Offensive Fixed Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

ADVISER MANAGED TRUST — JULY 31, 2015

To Our Shareholders:

At the beginning of the Funds’ fiscal year — August 2014 through the end of July 2015 — SEI’s view was that global economic recovery was a work in progress. We anticipated continued strength in equity markets and their outperformance over bonds. We also expected a cautious approach by the U.S. Federal Open Market Committee in raising interest rates. While the market had its ups and downs during the fiscal year, our view was largely accurate. However, the market did experience its share of challenges during the Funds’ fiscal year. Shocks in equities, commodities and currency markets, accompanied by divergent central bank policies, fostered rising uncertainty and volatility as well as divergent behavior within and across asset classes. Despite the intrigue, most equity and fixed-income asset classes in the U.S. produced positive returns for the one-year period ending July 31, 2015. Results were more of a mixed bag in other asset classes and outside the U.S., as a significantly stronger dollar weighed on commodity and international-asset returns.

Geopolitical events

In contrast to the Funds’ previous fiscal year, the conflict between Russia and Ukraine (and, by extension, between Russia and western powers such as Europe and the U.S.) simmered but did not boil over. There was continued (and in some cases intensifying) strife in several Middle Eastern and African nations, including Syria, Iraq, Libya and Nigeria. However, disruptions within the latter three countries, which are net oil exporters, were not sufficient to stop the price of crude oil from falling sharply during the period. In fact, some of the most interesting geopolitical wrangling occurred within the oil markets. Faced with a dramatic increase in North American oil production in recent years, the Organization of Petroleum Exporting Countries (“OPEC”) decided to maintain, rather than cut, existing production targets, despite “an extremely well-supplied market.”1 This decision reflected an intense battle for market share that began during 2014 between Saudi Arabia, the oil market’s key producer, and North America, where significant investments have been made in unconventional (but costlier) forms of oil-and-gas production. Although not necessarily related, the Obama administration invested a great deal of diplomatic time and effort during the year in reaching a deal with Iran — which happens to be Saudi Arabia’s key rival in the region — in an attempt to check its nuclear ambitions while easing the west’s economic sanctions. Although Iran has vast amounts of oil reserves, most energy analysts do not believe the agreement will have an immediate impact on either the country’s oil production or the global price of oil. Still, Saudi Arabia has been willing to allow the price of oil to fall in order to recover market share, even running down its foreign-currency reserves and increasing its borrowing to cover government expenditures. With oil prices ending the period just above one-year lows, we believe oil-market dynamics could continue to have diverse and meaningful impacts on the world’s economies and financial markets.

Economic performance

The U.S. growth recovery slowed before rebounding in the second quarter of 2015 to a 2.3% growth rate. While overall U.S. growth was not terribly impressive for the full period, it remained positive and, encouragingly, the labor market continued to strengthen. Initial claims for unemployment benefits maintained their sharp, downward trajectory from the highs of 2009, reaching a 42-year low in July 2015; and the U.S. unemployment rate fell from 6.2% at the end of July 2014 to 5.3% at the end of July 2015, according to the Bureau of Labor Statistics. The proportion of working-age individuals participating in the labor force, which declined sharply from 2008 to 2013, continued to show signs of stabilizing, albeit at a low level. Employee compensation exhibited steady growth through the first-quarter of 2015 (although the pace remained below its long-term average) before it unexpectedly retreated in the second quarter. While the U.S. economy rebounded in the second quarter of 2015, there have nonetheless been additional signs of sluggishness. For example, after a solid run during the first half of the Funds’ fiscal year, industrial production, capacity utilization and consumer-sentiment measures have been trending down since the start of 2015. And lower oil prices, historically a boon for U.S. consumers, have had a more mixed impact this time around. As global oil prices fell, many higher-cost North American producers began to struggle, as did states and regions where heavy energy investments were made in recent years. Still, the overall story during the reporting period was one of slow but continued growth. As a result, the Federal Reserve (Fed) ended its asset-purchase program (also known as quantitative easing) in 2014, and most market observers still expect it to begin hiking interest rates in the third-quarter of this year. However, signs of sluggishness may push the expected start date of Fed interest rate hikes further into the future.

[1]	“OPEC 166th Meeting concludes,” Organization of the Petroleum Exporting Countries, November 27, 2014, <http://www.opec.org/opec_web/en/press_room/2938.htm>.

Adviser Managed Trust / Annual Report / July 31, 2015	1

Japan’s economy was a standout among developed markets through the first quarter of 2015, as the government’s reform efforts attempted to foster recovery. The world’s third-largest national economy struggled in the third quarter of 2014, following a national sales-tax hike designed to chip away at its high level of sovereign debt. However, it reflected solid growth in the first quarter of 2015. Through the end of the Funds’ fiscal year, Japan’s economy was still smaller than it was before the 2008-2009 financial crisis though (subsequent reports show it may have even contracted during the second quarter of 2015), and as a result, policymakers in the government and at the Bank of Japan (“BOJ”) have signalled they are in no hurry to engage in tightening measures at this point.

The U.K. economy, a stalwart among developed markets from 2013 into 2014, grew steadily for the last half of 2014, fell sharply in the first quarter of 2015 and rebounded in the second quarter with a 0.7% provisional growth rate. The Bank of England, which began stabilizing policy in mid-2012, stood pat during the period. In the last five monthly meetings of 2014, however, two members of the bank’s Monetary Policy Committee (“MPC”) voted to lower the bank’s official interest-rate target from 0.50% to 0.25%, reflecting uncertainty over the country’s slowing pace of growth. Thus far in 2015, MPC members have voted unanimously to keep the rate at 0.50%, indicating a more optimistic outlook. This development, along with May 2015 elections that gave a surprisingly resounding victory to conservatives, supported the country’s currency (the pound sterling) against the euro and helped it rebound a bit against the U.S. dollar from April 2015 through the end of July.

Europe continued to play the sick man among developed economies, although consistent with recent years, country performance varied widely, and the eurozone’s growth trajectory was better than the period from 2011 through 2012 (although it was still slower than prior to the global financial crisis in 2008-2009). There were some important signs of improvement, driven in part by a weaker euro, which boosted demand for European exports. The catalyst for a weaker euro was the European Central Bank’s (“ECB”) initiation — finally — of a quantitative easing program aimed at stabilizing the continent’s financial system and fostering credit expansion and faster economic growth. These efforts were of limited help to Greece; the country remained the weakest link in the euro area, as it became clear that its government would not be able to make all of the scheduled payments to its creditors (most of them official institutions such as the ECB and the International Monetary Fund) in 2015. Elections in Greece led to the formation of a socialist government in early 2015 that was stridently opposed to the austerity measures imposed by 2011 and 2012 creditor agreements. As a result, investors and policymakers began to worry once more about whether Greece would have to leave the eurozone and, if so, whether its departure would cause financial contagion within and beyond Europe. After five months of testy bailout negotiations with international creditors, eurozone finance ministers and heads of state (with Germany continuing to play a prominent role among individual eurozone countries) and just before a July 5 referendum vote to address whether Greece should accept austerity measures demanded in exchange for rescue funding, Greece became the first developed country to default on the International Monetary Fund, failing to repay $1.6 billion. The referendum ended with a “no” vote to the austerity measures, yet Greece and its European creditors later came to an agreement that would enable the country to work toward the resolution of its debt crisis and remain in the eurozone. However, the Greek parliament must still agree to the conditions of the new aid program. The uncertainty was reflected in its bond yields, which, after falling steadily from mid-2012, reversed course and rose steadily from September 2014 through the end of June. However, yields began to drop again in July around the time of the austerity vote. The country’s stock market (which, as reflected by the Athens Stock Exchange General Index, fell approximately 31% over the Funds’ fiscal year in euro terms). Among the core countries of the eurozone, Germany remained the strongest of the group, while France showed some meaningful improvement in economic activity. Activity in Italy’s economy, the eurozone’s third largest, continued to stagnate in 2014, while Spain’s economy, the fourth largest in the eurozone, continued to recover from its lows of 2013. In the second quarter of 2015, both Italy and Spain were still dealing with high levels of unemployment which, according to the Organisation for Economic Cooperation and Development, reached 12.5% and 22.6%, respectively. In our view, the eurozone economy still has a ways to go to return to full health, but policymakers finally appear to be taking steps in the right direction.

In emerging markets, the darlings of the prior decade — Brazil, China, India and Russia — continued to struggle with slowing growth or outright recession. Brazil and Russia were hit hard by the bear market in oil and other commodities, and slowdowns in their economies appeared to accelerate in 2015. Regionally, Brazil was not alone, as most economies in Latin America struggled during the period. Russia’s economy is widely expected to contract for full-year 2015, although its currency and its debt have stabilized since falling precipitously in the wake of the oil-price shock. China and India are still seeing very healthy rates of economic growth, but those rates continued to slow during the Funds’ fiscal year. In China, President Xi Jinping’s administration continued to vigorously pursue an anti-corruption agenda, but these efforts were overshadowed in the second half of the period by a series of surprise interest rate cuts and other easing measures by the People’s Bank of China (“PBOC”). Further measures by the PBOC centered around volatility in the China stock market, caused by a massive selloff of domestic Chinese

2	Adviser Managed Trust / Annual Report / July 31, 2015

equities in June and July 2015. Despite several cash injections into the market, greater trading restrictions and cutting interest rates, the volatility continued, resulting in China’s Shanghai Composite Index experiencing its first double-digit decline since 2009. Despite the decline and continued volatility, the Shanghai Composite Index has still shown dramatic gains for the year to date and last 12 months as of July 31, 2015. Through the end of July, the impact of China’s financial market swings was expected to be largely insular to China, given the restrictions on domestic stock ownership by foreigners and the relatively-low value of publically-owned shares of China stocks, which are denominated in Chinese yuan. In India, the election of Prime Minister Narendra Modi in 2014 was widely viewed as a business-friendly development, and the Indian stock market (as reflected by the India Bombay Stock Exchange 30 Sensex Index) responded favorably from early 2014 through early 2015. Since then, Indian stocks have moved sideways and slightly lower as economic growth slowed and the new prime minister focused on longer-term reforms. Similar to the PBOC, the Reserve Bank of India made surprise cuts to its key lending rate in early 2015 for the first time since 2013. Growth in smaller emerging economies and frontier economies varied widely; this is normally the case, but the variation was accentuated by commodity-price shocks that favored commodity importers and hurt commodity exporters.

Market developments — commodities

Commodity markets were routed badly during the Funds’ fiscal year. As already noted, the oil market was hit especially hard due to substantial increases in global supply, driven by a massive expansion of North American production and OPEC’s refusal to cut output. Oil prices fell by more than half from mid-2014 through the start of 2015 and ended the period more than 40% lower. Most other commodities were also hit hard, as they: fell in sympathy with oil; reacted to concerns about slowing growth in China and other large emerging markets; and responded to a sharply stronger U.S. dollar. Most commodity trading takes place in U.S. dollars; thus, as the dollar’s value increases, the prices of most commodities tend to fall. The Bloomberg Commodity Index fell by roughly 28% over the Funds’ fiscal year.

Market developments — fixed income and foreign exchange

One of the biggest stories in currency markets was the sharp appreciation of the U.S. dollar against most currencies from July 2014 through March 2015, as expectations of tighter Fed policy and dovish actions by the ECB and BOJ led investors to favor the dollar.

In U.S. fixed-income markets, inflation-protected securities lagged, as inflation expectations fell in the face of lower commodity prices, a stronger dollar and sluggish growth. During the Funds’ fiscal year, the U.S. Treasury yield curve flattened; shorter-term rates rose on expectations of a Fed rate hike in the near future, while longer-term rates fell on disappointing economic results, falling inflation expectations and bouts of risk aversion. Long-term rates reversed course in a choppy fashion from February through July 2015 but still ended the fiscal year slightly lower. This meant positive returns for longer-dated Treasurys, as Treasury bond yields and prices move inversely. Interest rate volatility was notably higher once the Fed ended its quantitative-easing efforts.

For the year ending July 31, 2015, most non-Treasury sectors performed well. Non-agency mortgage-backed securities (“MBS”) outperformed comparably dated Treasurys, driven by the ongoing U.S. housing recovery, limited supply and attractive risk-adjusted returns. Asset-backed securities (“ABS”) also produced positive returns attributable to securitized credit card and automobile loans.

Investment-grade and high-yield corporate debt underperformed Treasurys, as spreads widened in both sectors. The struggles of the energy sector (especially issues related to oil, gas and coal production) played a significant role in the underperformance. Industrial issues also performed poorly overall. Within investment-grade, financials outperformed (especially banks, where bondholders have benefited from stricter capital regulations and sturdier balance sheets).

Market developments — equities

In the U.S., stocks, as reflected by the S&P 500 Index, sold off sharply at two points during the Funds’ fiscal year — summer 2014 and October 2014. However, they recovered enough to post low double-digit returns over the full period. The more technology-heavy Nasdaq Composite Index was a notable outperformer among U.S. benchmarks, thanks to the strong performance of biotechnology and information technology names. Volatility, as measured by the Chicago Board Options Exchange Volatility Index or VIX (a measure of risk aversion derived from the behavior of buyers and sellers of options on the S&P 500), spiked in October of 2014 during the stock market selloff and spiked again from December 2014 through January 2015 on further bouts of risk aversion. From that point on, the VIX was in a downtrend and ended July 2015 near its lowest levels of the year. June 2015 was a volatile month for all stocks, as the ripple effects of China’s domestic-stock-market crash and the ongoing Greek-debt-repayment negotations caused a bout of risk aversion toward the end of the month. Small-cap stocks, as measured by

Adviser Managed Trust / Annual Report / July 31, 2015	3

the Russell 2000 Index, slightly outperformed large caps measured by the Russell 1000 Index, during the Funds’ fiscal year. Growth stocks (Russell 1000 Growth Index) and value stocks (Russell 1000 Value Index) performed largely in line from the start of the period through the October selloff. After that, growth stocks outperformed notably. This was driven primarily by the strong rallies in growth-oriented healthcare and biotechnology names and the carnage in value-heavy energy stocks that resulted from the aforementioned oil-market upheaval. As reflected by the S&P 500 Index, most U.S. equity sectors provided positive returns. During the Funds’ fiscal year, healthcare led the way (thanks to biotechnology and vigorous mergers and acquistitions activity) followed by consumer discretionary. Consumer staples also did well. Energy was a significant underperformer, especially in the small-cap arena, which was heavy with exploration & production and oil-field services & equipment providers.

Outside of the U.S., stock returns were uninspiring in U.S. dollar terms; the MSCI ACWI ex-U.S. Index was down. There were notable divergences across (and within) sectors, countries and regions.

Our view

Toward the end of the Funds’ fiscal year, there were indications that the U.S. economy had returned to growth, but the immediate rebound was not as strong as the one seen in the second quarter of 2014. Whether its momentum improves remains to be seen, and the outcome could influence the Fed’s policy decisions later in 2015. Global growth also remains sluggish overall, but policy measures being taken in many developed and emerging economies should brighten the outlook in the quarters and years ahead. Although the U.S. and U.K. have led developed markets in recent years, we believe there may be more attractive opportunities in Europe and Japan, based on comparative equity-market valuations. Emerging-market equities are inexpensive in relative terms, but we would view them as a longer-term theme. In fixed-income markets, low-risk sovereign government debt still looks expensive to us, but credit markets should continue to offer relative-value opportunities. Finally, while commodities and other inflation-sensitive asset classes may continue to struggle, we believe they still have a role to play in some investors’ portfolios; historically, they have helped protect against declines in purchasing power, and they are certainly cheaper after the developments of the 12 months ending July 31, 2015.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

4	Adviser Managed Trust / Annual Report / July 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2015 (Unaudited)

Tactical Offensive Equity Fund

I. Objective

The Tactical Offensive Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion of or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF”s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no sub-adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

The Fund’s assets are managed under the direction of SIMC which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SIMC.

On October 1, 2014, SIMC implemented changes to the investment approach for the Fund, realigning management of the Fund’s investment assets from active to passive strategies. As part of this change, management responsibilities have moved from a portfolio of active managers to index-based and State Street Global Advisors (“SSGA”) has been hired to implement the Strategy. Accordingly, the Fund terminated the following managers: Aronson + Johnson + Ortiz, AQR Capital Management, Brown Advisory, Causeway Capital Management, Delaware Investments Fund Advisers, Neuberger Berman Management, Lazard Asset Management, Parametric Portfolio Associates and Thornburg Investment Management. The terminations resulted from changes to the Fund’s investment strategies and, as such, many of these managers remain in good standing with SEI Manager Research and continue to serve other SEI funds.

IV. Return vs. Benchmark

For the full year ended July 31, 2015, the Fund returned 6.18%. The Fund’s primary benchmark — the S&P 500 Index — returned 11.21%. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SIMC also utilizes a blended benchmark, which reflects the Fund’s allocations to various asset classes and global markets, to assess performance. The Fund’s 60/10/20/10 Blended Benchmark, consists of the Russell 1000 Index (60%), Russell 2000 Index (10%), MSCI EAFE Index (20%), and MSCI Emerging Markets Index (10%). The Fund’s return against the blended benchmark was 6.43%.

V. Fund Attribution

As stated in our shareholder letter, the modest U.S. economic expansion, supported by continued monetary stimulus from the

Adviser Managed Trust / Annual Report / July 31, 2015	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2015 (Unaudited)

Tactical Offensive Equity Fund (Concluded)

Federal Reserve, provided a positive backdrop for the U.S. equity market. As reflected by the Fund’s primary benchmark, the S&P 500 Index, the health care sector outperformed, followed by consumer discretionary, while energy suffered due to the oil market upheaval. Outside of the U.S., stock returns were uninspiring in U.S. dollar terms, as the dollar appreciated significantly versus most currencies, with notable divergences across and within sectors, countries and regions. Within the eurozone, Spain and Italy continued to deal with high levels of unemployment as they struggle to come back from the economic lows of 2013 and 2014. Emerging markets performance varied widely with the variation attributable to commodity price shocks that favored commodity importers and hurt commodity exporters.

Amid this backdrop of multiple market and geopolitical events, the Fund’s performance against its blended benchmark produced some positive results, primarily during the period it was actively managed. From a sector level, stock selection in financials, materials and telecommunication services contributed, while selection in consumer discretionary lagged. The Fund’s exposure to U.S. stocks was positive, but stock selection detracted and, in particular, disappointed in energy, industrials and consumer discretionary. Stock selection in Europe was bolstered by positions in France and Switzerland, while holdings in Spain and Italy detracted. The Fund’s exposure in the U.K. was positive. An underweight to Australia was beneficial as this commodity exporter had a number of industries come under pressure due to slowing Chinese growth. In the face of recent turmoil in emerging markets, the Fund produced solid results with stock selection as well as allocation contributing. Selection was additive in the larger Asian economies of China, Korea, India and Taiwan.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Three Year Return		Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	6.18%	14.05%	†	11.33%	†
S&P 500 Index	11.21%	17.58%		13.47%
Blended 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index	6.43%	15.15%		10.05%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index and Blended 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index.

[1]

For the year ended July 31, 2015. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/10/20/10 Blended Benchmark, which consists of the Russell 1000 Index, Russell 2000 Index, MSCI EAFE Index, and the MSCI Emerging Markets Index. The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

†	The Fund was not an active component of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.

6	Adviser Managed Trust / Annual Report / July 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2015 (Unaudited)

Tactical Offensive Fixed Income Fund

I. Objective

The Tactical Offensive Fixed Income Fund (the “Fund”) seeks to provide total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion of or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no sub-adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

The Fund’s assets are managed under the direction of SIMC which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. Prior to October 1, 2014, the Fund implemented its strategy through a multi-manager approach, relying upon a number of sub-advisers with differing active investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC.

As of October 1, 2014, the Fund began utilizing SSgA Funds Management, Inc., a sub-adviser, under the general supervision of SIMC, to implement a passive strategy designed to track the performance of one or more U.S. Investment Grade, High Yield and Emerging Market Fixed Income Indexes (each an “Index”, and collectively, the “Indexes”). SIMC may adjust the Fund’s allocation of assets among the Indexes over time depending on its assessment of the markets.

IV. Return vs. Benchmark

For the full year ended July 31, 2015 the Fund returned 1.40%. The Fund’s benchmark — Barclays U.S. Aggregate Bond Index — returned 2.82%. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SIMC also utilizes a blended benchmark, which reflects the Fund’s allocations to various asset classes and global markets, to assess performance. The Fund’s blended benchmark consists of the Barclays U.S. Aggregate Bond Index (76%), Barclays U.S. High Yield Bond Very Liquid Index (9.5%), Citi Emerging Markets USD Government Bond Index (9.5%) and Barclays Global G6 (G7 ex-U.S.) Index (Hedged) (5%). The Fund’s return against the blended benchmark was 2.35%.

V. Fund Attribution

The Fund provided positive but low returns, as interest rates remained anchored by the Federal Reserve’s low interest rate policy. As stated in our shareholder letter, U.S. Treasurys were one of the top contributors to absolute return, as the yield curve flattened with longer-maturity bonds outperforming short-maturity bonds. A meaningful exposure to asset-backed securities contributed to performance attributable to securitized credit card and automobile

Adviser Managed Trust / Annual Report / July 31, 2015	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2015 (Unaudited)

Tactical Offensive Fixed Income Fund (Concluded)

loans. Investment-grade and high-yield corporate debt underperformed Treasurys, as spreads widened in both sectors. The struggles of the energy sector (especially issues related to oil, gas and coal production) played a significant role in the underperformance. Industrial issues also performed poorly overall.

Prior to the October 1, 2014 transition to a passively-managed strategy, the Fund, managed by sub-advisers Metropolitan West Asset Management (“MetWest”) and Wellington Asset Management (“Wellington”), underperformed the Barclays U.S. Aggregate Bond Index. The main detractors included a strategic allocation to high-yield bonds as the asset class experienced a negative technical environment in which investors outflows were seen. The Fund’s strategic allocation to emerging-markets debt (“EMD”) also detracted from performance as EMD was negatively impacted by large declines in headline credits in Venezuela, Russia, and the Ukraine. However the vast majority of emerging-market countries held their ground. The Fund’s short-duration posture, through sub-adviser MetWest, detracted, as 10-year and 30-year U.S. Treasury rates declined four basis points (“bps”) and 16 bps respectively, to end at 2.49% and 3.20%. The Fund’s underweight to agency mortgage-backed securities (“MBS”) and investment-grade corporates helped performance, while an overweight to commercial MBS (“CMBS”) detracted.

After October 1, 2014, the Fund’s exposure to hedged international bonds contributed to performance, driven by positive returns across the G6 countries (France, Germany, Italy, Japan, U.K. and U.S.) particularly in the U.K. and Italy. Relative to the Barclays U.S. Aggregate Bond Index, the Fund’s allocation to asset-backed securities was additive, while exposure to corporates, MBS and CMBS underperformed. An allocation to high-yield bonds underperformed the Barclays U.S. Aggregate Bond Index, particularly within the energy sector, as crude oil prices remained down over 40% for the one-year period. In addition, an allocation to dollar-denominated emerging-markets debt underperformed the Barclays U.S. Aggregate Bond Index. Exposures to Jamaica and Honduras contributed while positions in Ukraine and Venezuela detracted.

The Fund used to-be-announced (“TBA”) forward contracts. TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS (Fannie Mae, Freddie Mac and Ginnie Mae) to gain exposure within the agency MBS market. The use of TBAs had minimal impact on performance. The Fund also used foreign-exchange currency forwards to hedge exposure within the international bond allocation.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Three Year Return	Annualized Inception to Date
Tactical Offensive Fixed Income Fund, Class A	1.40%	1.53%	3.45%
Barclays U.S. Aggregate Bond Index	2.82%	1.60%	3.63%
Blended 76% Barclays U.S. Aggregate Bond Index/9.5% Barclays U.S. High Yield Bond Very Liquid Index/9.5% Citi Emerging Markets USD Government Bond Index/5% Barclays Global G6 (G7 ex-U.S.) Index (Hedged)	2.35%	2.18%	4.21%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Fixed Income Fund, Class A, versus the Blended 76% Barclays U.S. Aggregate Bond Index/9.5% Barclays U.S. High Yield Bond Very Liquid Index/9.5% Citi Emerging Markets USD Government Bond Index/5% Barclays Global G6 (G7 ex-U.S.) Index (Hedged).

[1]

For the year ended July 31, 2015. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track index returns. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

[2]

This table compares the Fund’s average total returns to those of a broad-based index and the Fund’s 76/9.5/9.5/5 Blended Benchmark, which consists of the Barclays U.S. Aggregate Bond Index, Barclays U.S. High Yield Bond Very Liquid Index, Citi Emerging Markets USD Government Bond Index, and the Barclays Global G6 (G7 ex-U.S.) Index (Hedged). The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

8	Adviser Managed Trust / Annual Report / July 31, 2015

SUMMARY SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Percentage of Net Assets (%)	Market Value ($ Thousands)

COMMON STOCK — 96.0%

Australia — 1.3%
Other Securities	1.3%	$21,533

Austria — 0.0%
Other Securities	0.0	554

Bahamas — 0.0%
Other Securities	0.0	1

Belgium — 0.3%
Other Securities	0.3	4,179

Brazil — 0.4%
Other Securities	0.4	6,173

Canada — 0.1%
Other Securities	0.1	1,526

Chile — 0.1%
Other Securities	0.1	1,681

China — 1.2%
Other Securities	1.2	20,403

Colombia — 0.0%
Other Securities	0.0	487

Czech Republic — 0.0%
Other Securities	0.0	265

Denmark — 0.3%
Other Securities	0.3	5,553

Egypt — 0.0%
Other Securities	0.0	46

Finland — 0.2%
Other Securities	0.2	2,709

Description	Percentage of Net Assets (%)	Market Value ($ Thousands)

France — 1.8%
Other Securities	1.8%	$30,357

Germany — 1.6%
Other Securities	1.6	27,038

Greece — 0.0%
Other Securities	0.0	487

Hong Kong — 1.3%
Other Securities	1.3	22,540

Hungary — 0.0%
Other Securities	0.0	391

India — 0.1%
Other Securities	0.1	1,564

Indonesia — 0.2%
Other Securities	0.2	3,266

Ireland — 0.8%
Other Securities	0.8	12,754

Israel — 0.2%
Other Securities	0.2	2,409

Italy — 0.5%
Other Securities	0.5	7,788

Japan — 4.3%
Other Securities	4.3	72,819

Luxembourg — 0.1%
Other Securities	0.1	1,123

Macau — 0.0%
Other Securities	0.0	262

Malaysia — 0.3%
Other Securities	0.3	4,576

Mexico — 0.4%
Other Securities	0.4	6,482

Netherlands — 1.1%
Other Securities	1.1	18,118

New Zealand — 0.0%
Other Securities	0.0	391

Norway — 0.1%
Other Securities	0.1	2,085

Adviser Managed Trust / Annual Report / July 31, 2015	9

SUMMARY SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Panama — 0.0%
Other Securities	0.0%		$190

Peru — 0.0%
Other Securities	0.0		324

Philippines — 0.1%
Other Securities	0.1		1,966

Poland — 0.1%
Other Securities	0.1		2,130

Portugal — 0.0%
Other Securities	0.0		438

Qatar — 0.1%
Other Securities	0.1		1,768

Russia — 0.3%
Other Securities	0.3		4,857

Singapore — 0.3%
Other Securities	0.3		5,738

Slovak Republic — 0.0%
Other Securities	0.0		145

South Africa — 0.7%
Other Securities	0.7		10,991

South Korea — 1.1%
Other Securities	1.1		18,882

Spain — 0.7%
Other Securities	0.7		11,443

Sweden — 0.6%
Other Securities	0.6		9,276

Switzerland — 1.8%
Nestle	0.4	78,249	5,960
Novartis	0.3	55,819	5,831
Roche Holding	0.3	16,907	4,910
Other Securities	0.8		13,960

			30,661

Taiwan — 0.1%
Other Securities	0.1		1,399

Thailand — 0.2%
Other Securities	0.2		3,133

Turkey — 0.1%
Other Securities	0.1		2,008

United Kingdom — 3.8%
Other Securities	3.8		63,902

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

United States — 69.3%
AbbVie	0.3%	83,058	$5,815
Allergan*	0.4	18,698	6,192
Altria Group	0.3	93,500	5,085
Amazon.com*	0.6	18,200	9,758
Amgen	0.4	36,100	6,375
Apple	2.0	274,375	33,282
AT&T	0.6	290,159	10,080
Bank of America	0.5	500,300	8,945
Berkshire Hathaway, Cl B*	0.8	88,600	12,647
Boeing	0.3	32,900	4,743
Bristol-Myers Squibb	0.3	79,200	5,199
Celgene*	0.3	37,700	4,948
Chevron	0.5	89,600	7,928
Cisco Systems	0.4	242,500	6,892
Citigroup	0.5	144,600	8,453
Coca-Cola	0.5	187,000	7,682
Comcast, Cl A	0.4	118,700	7,408
CVS Health	0.4	53,600	6,028
Exxon Mobil	0.9	198,975	15,761
Facebook, Cl A*	0.6	103,100	9,692
General Electric	0.7	479,700	12,520
Gilead Sciences	0.5	70,100	8,262
Google, Cl A*	0.5	13,700	9,008
Google, Cl C*	0.5	14,035	8,780
Home Depot	0.4	61,900	7,244
Intel	0.4	226,200	6,548
International Business Machines	0.4	43,300	7,014
Johnson & Johnson	0.8	132,100	13,238
JPMorgan Chase	0.7	176,700	12,109
Medtronic	0.3	67,724	5,309
Merck	0.5	134,700	7,942
Microsoft	1.1	385,025	17,981
Oracle	0.4	150,400	6,007
PepsiCo	0.4	70,400	6,783
Pfizer	0.6	293,300	10,576
Philip Morris International	0.4	73,900	6,321
Procter & Gamble	0.6	129,200	9,910
QUALCOMM	0.3	77,400	4,984
Schlumberger	0.3	60,300	4,994
SEI Investments†	0.0	6,800	362
UnitedHealth Group	0.3	45,200	5,487
Verizon Communications	0.5	194,300	9,091
Visa, Cl A	0.4	93,300	7,029
Wal-Mart Stores	0.3	75,100	5,406
Walt Disney	0.6	80,800	9,696
Wells Fargo	0.8	221,800	12,836
Other Securities	45.6		767,912

			1,166,262

Total Common Stock (Cost $1,456,824) ($ Thousands)			1,615,073

10	Adviser Managed Trust / Annual Report / July 31, 2015

Description	Percentage of Net Assets (%)	Shares/Face Amount (Thousands) (1)		Market Value ($ Thousands)

EXCHANGE TRADED FUNDS — 1.5%

United States — 1.5%
iShares MSCI India	0.6%		303,600	$9,427
iShares Trust MSCI Taiwan Index	0.9		1,072,200	15,772
Other Securities	0.0			158

Total Exchange Traded Funds (Cost $26,605) ($ Thousands)				25,357

PREFERRED STOCK — 0.3%

Brazil — 0.2%
Other Securities	0.2			3,526

Chile — 0.0%
Other Securities	0.0			90

Colombia — 0.0%
Other Securities	0.0			413

Germany — 0.1%
Other Securities	0.1			1,723

South Korea — 0.0%
Other Securities	0.0			526

Total Preferred Stock (Cost $10,292) ($ Thousands)				6,278

WARRANTS — 0.0%
Other Securities	0.0			—

Total Warrants (Cost $—) ($ Thousands)				—

RIGHTS — 0.0%

United States — 0.0%
Other Securities	0.0			—

Total Rights (Cost $—) ($ Thousands)				—

TIME DEPOSITS — 1.9%
Brown Brothers Harriman
4.900%		ZAR	579	46
2.050%		NZD	40	27
1.032%		AUD	22	16
0.118%		NOK	30	4
0.087%		GBP	38	59
0.005%		HKD	3,704	478
0.005%		JPY	29,014	234

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

0.000%	SGD	14	$10
0.000%	USD	30,198	30,198
(0.227)%‡	EUR	93	102
(0.400)%‡	DKK	26	4
(0.424)%‡	SEK	107	12
(1.000)%‡	CHF	132	137

Total Time Deposits (Cost $31,327) ($ Thousands)			31,327

Total Investments — 99.7% (Cost $1,525,048) ($ Thousands)			$1,678,035

A list of the open futures contracts held by the Fund at July 31, 2015, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) ($ Thousands)
MSCI EAFE Index E-MINI	67	Sep-2015	$16
MSCI Emerging Markets E-MINI	138	Sep-2015	(414)
Russell 2000 Index E-MINI	26	Sep-2015	(53)
S&P 500 Index E-MINI	146	Sep-2015	94
S&P Mid 400 Index E-MINI	13	Sep-2015	(26)

			$(383)

For the year ended July 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,682,732 ($ Thousands).

*	Non-income producing security.

†	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

‡	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

(1)	In U.S. Dollars unless otherwise indicated.

AUD — Australian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Kroner

EAFE — Europe, Asia, Far East

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NOK — Norwegian Kroner

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Kroner

SGD — Singapore Dollar

USD — United States Dollar

ZAR — South African Rand

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

Adviser Managed Trust / Annual Report / July 31, 2015	11

SUMMARY SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Concluded)

July 31, 2015

The following is a list of the inputs used as of July 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3#	Total
Common Stock	$1,614,135	$487	$451	$1,615,073
Exchange Traded Funds	25,357	—	—	25,357
Preferred Stock	6,278	—	—	6,278
Rights	—	—	—	—
Warrants	—	—	—	—
Time Deposits	—	31,327	—	31,327

Total Investments in Securities	$1,645,770	$31,814	$451	$1,678,035

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts - appreciation*	$110	$—	$—	$110
Futures Contracts - depreciation*	(493)	—	—	(493)

Total Other Financial Instruments	$(383)	$—	$—	$(383)

*	Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

#	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and /or end of the year in relation to net assets.

For the year ended July 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 29.4%

Consumer Discretionary — 3.3%
1011778 BC ULC/New Red Finance
6.000%, 04/01/2022 (A)	$	250	$258
4.625%, 01/15/2022 (A)		156	156
21st Century Fox America
6.650%, 11/15/2037		100	123
6.150%, 02/15/2041		250	293
4.500%, 02/15/2021		100	109
3.000%, 09/15/2022		300	293
24 Hour Holdings III
8.000%, 06/01/2022 (A)		25	20
Amazon.com
4.800%, 12/05/2034		100	101
2.500%, 11/29/2022		200	191
AMC Entertainment
5.750%, 06/15/2025		88	88
AMC Networks
7.750%, 07/15/2021		100	108
American Axle & Manufacturing
6.625%, 10/15/2022		100	104
American Builders & Contractors Supply
5.625%, 04/15/2021 (A)		100	102
American Honda Finance MTN
2.250%, 08/15/2019		200	202
1.600%, 07/13/2018		100	100
American Tire Distributors
10.250%, 03/01/2022 (A)		100	104
APX Group
8.750%, 12/01/2020		100	91
6.375%, 12/01/2019		150	146
Aramark Services
5.750%, 03/15/2020		100	104
Ashtead Capital
5.625%, 10/01/2024 (A)		200	200
Associated Materials
9.125%, 11/01/2017		100	85
AutoZone
3.700%, 04/15/2022		80	82
Bed Bath & Beyond
5.165%, 08/01/2044		100	101
Best Buy
5.000%, 08/01/2018		100	105

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

BorgWarner
4.375%, 03/15/2045	$	50	$47
3.375%, 03/15/2025		100	98
Boyd Gaming
6.875%, 05/15/2023		137	142
Brookfield Residential Properties
6.500%, 12/15/2020		100	101
6.125%, 07/01/2022 (A)		100	97
Cablevision Systems
5.875%, 09/15/2022		100	95
Caesars Entertainment Resort Properties
11.000%, 10/01/2021		100	85
8.000%, 10/01/2020		150	143
Caesars Growth Properties Holdings
9.375%, 05/01/2022		100	77
CBS
5.500%, 05/15/2033		175	181
4.000%, 01/15/2026		35	35
3.500%, 01/15/2025		100	96
CCO Holdings
6.500%, 04/30/2021		100	105
5.125%, 05/01/2023 (A)		500	495
CCO Safari II
6.834%, 10/23/2055 (A)		35	36
6.484%, 10/23/2045 (A)		165	171
6.384%, 10/23/2035 (A)		50	51
4.908%, 07/23/2025 (A)		150	150
4.464%, 07/23/2022 (A)		150	151
3.579%, 07/23/2020 (A)		55	55
Chinos Intermediate Holdings
7.750%, 05/01/2019 (A)		50	34
Cinemark
4.875%, 06/01/2023		50	49
Claire’s Stores
9.000%, 03/15/2019 (A)		100	87
Clear Channel Worldwide Holdings
7.625%, 03/15/2020		300	315
6.500%, 11/15/2022		300	313
Comcast
5.700%, 05/15/2018		250	278
4.750%, 03/01/2044		200	209
4.600%, 08/15/2045		100	102
4.250%, 01/15/2033		100	100
4.200%, 08/15/2034		400	394
3.375%, 02/15/2025		150	149
3.375%, 08/15/2025		65	65
CSC Holdings
6.750%, 11/15/2021		50	52
CST Brands
5.000%, 05/01/2023		100	99
Cumulus Media Holdings
7.750%, 05/01/2019		100	88

Adviser Managed Trust / Annual Report / July 31, 2015	13

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Daimler Finance North America
8.500%, 01/18/2031	$	50	$74
DIRECTV Holdings
5.150%, 03/15/2042		150	143
5.000%, 03/01/2021		150	162
3.950%, 01/15/2025		100	98
1.750%, 01/15/2018		200	199
Discovery Communications
6.350%, 06/01/2040		100	108
5.050%, 06/01/2020		125	136
DISH DBS
6.750%, 06/01/2021		200	211
5.875%, 07/15/2022		300	299
5.875%, 11/15/2024		260	252
Dollar General
3.250%, 04/15/2023		100	96
Dollar Tree
5.750%, 03/01/2023 (A)		380	401
5.250%, 03/01/2020 (A)		105	111
DR Horton
4.000%, 02/15/2020		45	46
3.750%, 03/01/2019		100	102
ESH Hospitality
5.250%, 05/01/2025‡ (A)		100	97
Expedia
4.500%, 08/15/2024		50	50
FCA
8.250%, 06/15/2021		400	433
Fiat Chrysler Automobiles
5.250%, 04/15/2023		200	201
4.500%, 04/15/2020		200	203
Ford Motor
4.750%, 01/15/2043		125	123
Ford Motor Credit
8.000%, 12/15/2016		350	379
5.875%, 08/02/2021		250	282
5.000%, 05/15/2018		225	242
3.219%, 01/09/2022		200	196
1.461%, 03/27/2017		200	199
General Motors
6.250%, 10/02/2043		150	164
5.000%, 04/01/2035		50	48
3.500%, 10/02/2018		150	153
General Motors Financial
4.000%, 01/15/2025		100	96
3.450%, 04/10/2022		150	144
3.200%, 07/13/2020		100	99
2.400%, 04/10/2018		125	125
George Washington University
4.868%, 09/15/2045		50	52
Goodyear Tire & Rubber
6.500%, 03/01/2021		400	423
Group 1 Automotive
5.000%, 06/01/2022		100	100

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Guitar Center
6.500%, 04/15/2019 (A)	$	100	$91
Hanesbrands
6.375%, 12/15/2020		100	104
Hilton Worldwide Finance
5.625%, 10/15/2021		200	208
Home Depot
5.875%, 12/16/2036		200	245
4.400%, 04/01/2021		100	110
4.400%, 03/15/2045		150	154
2.625%, 06/01/2022		150	148
2.000%, 06/15/2019		100	101
iHeartCommunications
9.000%, 12/15/2019		100	96
9.000%, 09/15/2022		500	449
International Game Technology
6.250%, 02/15/2022 (A)		300	296
5.625%, 02/15/2020 (A)		200	198
Jaguar Land Rover Automotive
4.250%, 11/15/2019 (A)		150	151
Johnson Controls
4.950%, 07/02/2064		25	23
4.625%, 07/02/2044		100	94
3.625%, 07/02/2024		100	99
K Hovnanian Enterprises
7.250%, 10/15/2020 (A)		100	101
Kohl’s
4.750%, 12/15/2023		100	108
L Brands
6.625%, 04/01/2021		100	113
5.625%, 02/15/2022		150	161
5.625%, 10/15/2023		100	106
Landry’s
9.375%, 05/01/2020 (A)		100	107
Laureate Education
10.000%, 09/01/2019 (A)		200	188
Lear
5.250%, 01/15/2025		75	74
Lennar
4.750%, 11/15/2022		100	100
4.500%, 06/15/2019		100	103
Levi Strauss
6.875%, 05/01/2022		100	108
LKQ
4.750%, 05/15/2023		100	95
Lowe’s
6.650%, 09/15/2037		100	131
4.625%, 04/15/2020		100	110
4.250%, 09/15/2044		50	50
3.125%, 09/15/2024		100	100
Macy’s Retail Holdings
4.500%, 12/15/2034		100	95
2.875%, 02/15/2023		125	119

14	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Magna International
3.625%, 06/15/2024	$	100	$98
Marriott International
3.125%, 10/15/2021		100	101
Massachusetts Institute of Technology
5.600%, 07/01/2111		100	126
Mattel
2.350%, 05/06/2019		100	100
McClatchy
9.000%, 12/15/2022		100	92
McDonald’s MTN
6.300%, 10/15/2037		150	182
5.350%, 03/01/2018		200	219
Men’s Wearhouse
7.000%, 07/01/2022		50	53
MGM Resorts International
6.625%, 12/15/2021		200	211
6.000%, 03/15/2023		200	204
Michaels Stores
5.875%, 12/15/2020 (A)		100	105
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021		100	105
Monitronics International
9.125%, 04/01/2020		100	97
MPG Holdco I
7.375%, 10/15/2022		100	106
NBCUniversal Media
5.950%, 04/01/2041		100	120
5.150%, 04/30/2020		350	393
NCL
5.250%, 11/15/2019 (A)		100	104
Neiman Marcus Group
8.000%, 10/15/2021 (A)		200	212
Netflix
5.875%, 02/15/2025 (A)		38	40
5.500%, 02/15/2022 (A)		125	130
5.375%, 02/01/2021		100	104
Newell Rubbermaid
4.000%, 12/01/2024		100	101
Nexstar Broadcasting
6.875%, 11/15/2020		100	106
Nordstrom
5.000%, 01/15/2044		100	108
Omnicom Group
3.625%, 05/01/2022		100	101
Party City Holdings
8.875%, 08/01/2020		50	54
Penske Automotive Group
5.750%, 10/01/2022		50	52
Petco Holdings PIK
8.500%, 10/15/2017 (A)		200	205
Pinnacle Entertainment
6.375%, 08/01/2021		250	270

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

PVH
4.500%, 12/15/2022	$	100	$101
Quebecor Media
5.750%, 01/15/2023		50	51
QVC
4.450%, 02/15/2025		100	97
Regal Entertainment Group
5.750%, 03/15/2022		50	51
Royal Caribbean Cruises
5.250%, 11/15/2022		100	104
RSI Home Products
6.500%, 03/15/2023 (A)		67	69
Sally Holdings
6.875%, 11/15/2019		100	105
5.750%, 06/01/2022		100	104
Scientific Games International
10.000%, 12/01/2022		300	291
7.000%, 01/01/2022 (A)		125	130
Scripps Networks Interactive
2.750%, 11/15/2019		100	101
Sears Holdings
6.625%, 10/15/2018		100	96
Serta Simmons Bedding
8.125%, 10/01/2020 (A)		100	106
Service International
5.375%, 05/15/2024		100	106
Sinclair Television Group
5.375%, 04/01/2021		150	153
Sirius XM Radio
6.000%, 07/15/2024 (A)		200	208
5.375%, 04/15/2025 (A)		125	125
Six Flags Entertainment
5.250%, 01/15/2021 (A)		100	103
Starbucks
2.700%, 06/15/2022		200	200
Starwood Hotels & Resorts Worldwide
3.750%, 03/15/2025		100	97
Starz
5.000%, 09/15/2019		100	102
Station Casinos
7.500%, 03/01/2021		25	27
Target
6.500%, 10/15/2037		100	130
6.000%, 01/15/2018		100	111
3.500%, 07/01/2024		150	155
2.300%, 06/26/2019		150	153
Taylor Morrison Communities
5.250%, 04/15/2021 (A)		92	92
TEGNA
5.125%, 07/15/2020		250	261
Time
5.750%, 04/15/2022 (A)		100	96

Adviser Managed Trust / Annual Report / July 31, 2015	15

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Time Warner
6.200%, 03/15/2040	$	275	$315
5.875%, 11/15/2016		100	106
3.550%, 06/01/2024		200	195
2.100%, 06/01/2019		350	349
Time Warner Cable
8.750%, 02/14/2019		100	119
6.550%, 05/01/2037		100	102
5.875%, 11/15/2040		200	189
5.850%, 05/01/2017		145	154
5.000%, 02/01/2020		250	268
4.500%, 09/15/2042		100	81
Tops Holding
8.000%, 06/15/2022 (A)		83	82
Toyota Motor Credit MTN
3.300%, 01/12/2022		200	207
2.800%, 07/13/2022		50	50
2.050%, 01/12/2017		200	203
2.000%, 09/15/2016		200	203
1.750%, 05/22/2017		100	101
1.550%, 07/13/2018		50	50
Tribune Media
5.875%, 07/15/2022 (A)		100	103
Unitymedia Hessen GmbH & KG
5.000%, 01/15/2025 (A)		200	197
Univision Communications
6.750%, 09/15/2022 (A)		150	161
5.125%, 05/15/2023 (A)		100	100
5.125%, 02/15/2025 (A)		247	248
Viacom
5.850%, 09/01/2043		100	99
4.850%, 12/15/2034		200	184
4.250%, 09/01/2023		125	126
2.200%, 04/01/2019		150	148
Viking Cruises
8.500%, 10/15/2022 (A)		100	111
Walt Disney MTN
4.125%, 06/01/2044		125	126
2.350%, 12/01/2022		50	48
1.125%, 02/15/2017		100	100
1.100%, 12/01/2017		200	200
Whirlpool
3.700%, 05/01/2025		200	198
WPP Finance
3.750%, 09/19/2024		100	99
Wyndham Worldwide
4.250%, 03/01/2022		100	101
Wynn Las Vegas
5.500%, 03/01/2025 (A)		300	289
5.375%, 03/15/2022		100	101
ZF North America Capital
4.750%, 04/29/2025 (A)		150	147
4.500%, 04/29/2022 (A)		150	148
4.000%, 04/29/2020 (A)		150	151

			32,177

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Consumer Staples — 1.7%
Albertson’s Holdings
7.750%, 10/15/2022 (A)	$	126	$136
Alliance One International
9.875%, 07/15/2021		50	44
Altria Group
9.700%, 11/10/2018		106	131
9.250%, 08/06/2019		100	125
5.375%, 01/31/2044		200	215
4.000%, 01/31/2024		100	103
2.850%, 08/09/2022		100	97
Anheuser-Busch InBev Finance
4.625%, 02/01/2044		100	103
3.700%, 02/01/2024		300	308
2.150%, 02/01/2019		62	62
1.125%, 01/27/2017		200	201
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039		100	151
5.375%, 01/15/2020		200	226
3.750%, 07/15/2042		100	90
1.375%, 07/15/2017		200	201
Archer-Daniels-Midland
4.479%, 03/01/2021		50	55
4.016%, 04/16/2043		50	48
Avon Products
5.750%, 03/15/2023		100	81
B&G Foods
4.625%, 06/01/2021		100	99
Brown-Forman
4.500%, 07/15/2045		35	36
Campbell Soup
4.500%, 02/15/2019		100	107
Coca-Cola
2.450%, 11/01/2020		200	202
1.800%, 09/01/2016		100	101
1.650%, 11/01/2018		300	302
Coca-Cola Femsa
2.375%, 11/26/2018		150	152
Colgate-Palmolive MTN
5.200%, 11/07/2016		55	58
3.250%, 03/15/2024		50	52
1.750%, 03/15/2019		50	50
ConAgra Foods
3.200%, 01/25/2023		150	142
1.900%, 01/25/2018		100	100
Constellation Brands
4.250%, 05/01/2023		150	150
3.750%, 05/01/2021		100	100
Costco Wholesale
5.500%, 03/15/2017		100	107
1.700%, 12/15/2019		100	99
1.125%, 12/15/2017		100	100
Cott Beverages
6.750%, 01/01/2020 (A)		80	83
5.375%, 07/01/2022		100	98

16	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

CVS Health
5.750%, 06/01/2017	$	100	$108
5.300%, 12/05/2043		50	54
5.125%, 07/20/2045		105	111
4.875%, 07/20/2035		100	103
4.000%, 12/05/2023		100	104
3.875%, 07/20/2025		200	204
2.800%, 07/20/2020		200	202
2.750%, 12/01/2022		100	97
2.250%, 12/05/2018		125	126
1.900%, 07/20/2018		100	100
Dean Foods
6.500%, 03/15/2023 (A)		47	48
Diageo Capital
5.750%, 10/23/2017		125	136
2.625%, 04/29/2023		100	96
1.500%, 05/11/2017		100	100
Dr Pepper Snapple Group
2.000%, 01/15/2020		100	98
Edgewell Personal Care
4.700%, 05/19/2021		100	102
Energizer Holdings
5.500%, 06/15/2025 (A)		113	110
Estee Lauder
4.375%, 06/15/2045		50	51
General Mills
5.700%, 02/15/2017		100	107
3.150%, 12/15/2021		100	101
HRG Group
7.875%, 07/15/2019		100	106
7.750%, 01/15/2022		50	49
Ingles Markets
5.750%, 06/15/2023		100	102
JBS
5.875%, 07/15/2024 (A)		250	254
5.750%, 06/15/2025 (A)		100	99
JM Smucker
4.375%, 03/15/2045 (A)		100	93
4.250%, 03/15/2035 (A)		20	19
Kellogg
7.450%, 04/01/2031		75	96
4.000%, 12/15/2020		200	213
Kimberly-Clark
6.625%, 08/01/2037		100	133
Kraft Foods Group
6.125%, 08/23/2018		200	223
5.000%, 06/04/2042		100	102
3.500%, 06/06/2022		100	102
Kraft Heinz Foods
5.200%, 07/15/2045 (A)		100	105
3.950%, 07/15/2025 (A)		100	101
2.800%, 07/02/2020 (A)		200	201
Kroger
4.000%, 02/01/2024		200	206
2.200%, 01/15/2017		150	152

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Molson Coors Brewing
5.000%, 05/01/2042	$	93	$92
Mondelez International
6.500%, 08/11/2017		100	110
4.000%, 02/01/2024		260	269
PepsiCo
5.500%, 01/15/2040		100	116
5.000%, 06/01/2018		150	164
4.600%, 07/17/2045		70	74
4.500%, 01/15/2020		200	219
4.250%, 10/22/2044		100	99
3.600%, 03/01/2024		200	206
3.500%, 07/17/2025		100	102
2.750%, 03/05/2022		150	149
Philip Morris International
6.375%, 05/16/2038		200	252
5.650%, 05/16/2018		200	221
4.500%, 03/26/2020		100	110
4.250%, 11/10/2044		50	48
4.125%, 03/04/2043		50	47
Pilgrim’s Pride
5.750%, 03/15/2025 (A)		33	34
Post Holdings
7.375%, 02/15/2022		400	409
Procter & Gamble
5.550%, 03/05/2037		100	123
4.700%, 02/15/2019		200	221
3.100%, 08/15/2023		100	102
1.450%, 08/15/2016		100	101
Revlon Consumer Products
5.750%, 02/15/2021		100	100
Reynolds American
6.875%, 05/01/2020 (A)		100	116
5.850%, 08/15/2045		100	107
5.700%, 08/15/2035		100	106
4.750%, 11/01/2042		100	93
4.450%, 06/12/2025		100	103
3.250%, 06/12/2020		100	102
3.250%, 11/01/2022		100	97
Rite Aid
6.750%, 06/15/2021		400	425
6.125%, 04/01/2023 (A)		65	68
Smithfield Foods
6.625%, 08/15/2022		100	107
Spectrum Brands
6.375%, 11/15/2020		100	107
5.750%, 07/15/2025 (A)		149	153
Sun Products
7.750%, 03/15/2021 (A)		100	91
Tyson Foods
4.500%, 06/15/2022		100	106
3.950%, 08/15/2024		50	51
Unilever Capital
5.900%, 11/15/2032		100	130
4.250%, 02/10/2021		100	110

Adviser Managed Trust / Annual Report / July 31, 2015	17

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

US Foods
8.500%, 06/30/2019	$	200	$208
Vector Group
7.750%, 02/15/2021		100	107
Walgreen
5.250%, 01/15/2019		100	110
Walgreens Boots Alliance
4.800%, 11/18/2044		100	94
3.800%, 11/18/2024		100	98
1.750%, 11/17/2017		150	150
Wal-Mart Stores
6.500%, 08/15/2037		250	329
5.250%, 09/01/2035		200	234
4.300%, 04/22/2044		225	233
3.300%, 04/22/2024		200	203
3.250%, 10/25/2020		100	105
2.550%, 04/11/2023		150	146
1.125%, 04/11/2018		300	299
WhiteWave Foods
5.375%, 10/01/2022		100	105

			16,890

Energy — 3.9%
American Energy-Permian Basin
7.375%, 11/01/2021 (A)		100	59
7.125%, 11/01/2020 (A)		150	90
Anadarko Petroleum
6.450%, 09/15/2036		125	140
6.375%, 09/15/2017		225	246
5.950%, 09/15/2016		100	105
Antero Resources
5.625%, 06/01/2023 (A)		44	42
5.375%, 11/01/2021		200	194
5.125%, 12/01/2022		100	95
Apache
5.100%, 09/01/2040		200	191
4.750%, 04/15/2043		100	92
3.250%, 04/15/2022		100	98
Atwood Oceanics
6.500%, 02/01/2020		100	94
Baker Hughes
5.125%, 09/15/2040		100	106
Blue Racer Midstream
6.125%, 11/15/2022 (A)		128	130
Bonanza Creek Energy
6.750%, 04/15/2021		50	43
BP Capital Markets
3.994%, 09/26/2023		38	39
3.814%, 02/10/2024		150	152
3.535%, 11/04/2024		100	99
3.506%, 03/17/2025		200	198
3.245%, 05/06/2022		100	101
2.315%, 02/13/2020		200	200
2.237%, 05/10/2019		200	202
1.846%, 05/05/2017		100	101

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

BreitBurn Energy Partners
7.875%, 04/15/2022	$	100	$69
Buckeye Partners
2.650%, 11/15/2018		150	150
Calfrac Holdings
7.500%, 12/01/2020 (A)		50	41
California Resources
6.000%, 11/15/2024		250	203
5.500%, 09/15/2021		300	247
5.000%, 01/15/2020		100	86
Calumet Specialty Products Partners
6.500%, 04/15/2021		100	98
Cameron International
1.400%, 06/15/2017		125	124
Canadian Natural Resources
6.250%, 03/15/2038		50	54
5.700%, 05/15/2017		100	107
3.900%, 02/01/2025		100	97
Carrizo Oil & Gas
6.250%, 04/15/2023		165	158
Cenovus Energy
5.200%, 09/15/2043		275	258
CGG
6.500%, 06/01/2021		100	76
CHC Helicopter
9.250%, 10/15/2020		90	58
Chesapeake Energy
5.750%, 03/15/2023		150	126
4.875%, 04/15/2022		350	282
Chevron
4.950%, 03/03/2019		225	248
3.191%, 06/24/2023		100	101
2.355%, 12/05/2022		100	96
2.193%, 11/15/2019		125	126
1.718%, 06/24/2018		100	101
1.104%, 12/05/2017		100	99
Clayton Williams Energy
7.750%, 04/01/2019		100	89
CNOOC Nexen Finance
4.250%, 04/30/2024		200	204
1.625%, 04/30/2017		200	200
Columbia Pipeline Group
3.300%, 06/01/2020 (A)		150	151
Comstock Resources
10.000%, 03/15/2020 (A)		100	88
Concho Resources
6.500%, 01/15/2022		100	103
5.500%, 04/01/2023		250	250
ConocoPhillips
6.500%, 02/01/2039		225	280
5.750%, 02/01/2019		100	113
4.150%, 11/15/2034		100	98
3.350%, 11/15/2024		100	98

18	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

3.350%, 05/15/2025	$	95	$94
2.400%, 12/15/2022		150	142
1.050%, 12/15/2017		100	99
CONSOL Energy
8.000%, 04/01/2023 (A)		50	42
5.875%, 04/15/2022		200	155
Continental Resources
5.000%, 09/15/2022		275	262
3.800%, 06/01/2024		50	44
Crestwood Midstream Partners
6.250%, 04/01/2023 (A)		70	70
6.125%, 03/01/2022		100	99
6.000%, 12/15/2020		50	50
DCP Midstream
5.850%, 05/21/2043 (A) (B)		100	75
3.875%, 03/15/2023		100	85
Denbury Resources
5.500%, 05/01/2022		200	158
4.625%, 07/15/2023		100	72
Devon Energy
5.600%, 07/15/2041		100	104
3.250%, 05/15/2022		100	98
Devon Financing
7.875%, 09/30/2031		100	129
Drill Rigs Holdings
6.500%, 10/01/2017 (A)		100	80
Eclipse Resources
8.875%, 07/15/2023 (A)		100	94
Ecopetrol
5.875%, 05/28/2045		100	87
4.125%, 01/16/2025		225	207
Enable Midstream Partners
2.400%, 05/15/2019 (A)		100	95
Enbridge Energy Partners
9.875%, 03/01/2019		50	61
5.500%, 09/15/2040		100	95
Encana
6.500%, 08/15/2034		225	236
Endeavor Energy Resources
7.000%, 08/15/2021 (A)		100	96
Energy Transfer Equity
7.500%, 10/15/2020		100	112
5.875%, 01/15/2024		150	153
5.500%, 06/01/2027		195	191
Energy Transfer Partners
6.125%, 12/15/2045		100	101
5.950%, 10/01/2043		100	98
5.200%, 02/01/2022		100	103
5.150%, 03/15/2045		100	87
4.900%, 03/15/2035		250	223
4.750%, 01/15/2026		50	49
3.600%, 02/01/2023		185	172
Energy XXI Gulf Coast
11.000%, 03/15/2020 (A)		200	151
9.250%, 12/15/2017		100	38

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

EnLink Midstream Partners
4.150%, 06/01/2025	$	100	$94
Ensco
5.200%, 03/15/2025		200	190
4.700%, 03/15/2021		100	98
Enterprise Products Operating
5.200%, 09/01/2020		100	111
5.100%, 02/15/2045		225	219
4.850%, 08/15/2042		100	94
3.700%, 02/15/2026		100	97
3.350%, 03/15/2023		200	195
2.550%, 10/15/2019		100	100
EOG Resources
3.150%, 04/01/2025		200	195
2.625%, 03/15/2023		100	97
EP Energy
9.375%, 05/01/2020		300	310
6.375%, 06/15/2023 (A)		68	63
EV Energy Partners
8.000%, 04/15/2019		100	88
EXCO Resources
8.500%, 04/15/2022		100	34
Exxon Mobil
3.567%, 03/06/2045		50	46
2.709%, 03/06/2025		100	97
1.912%, 03/06/2020		100	100
0.921%, 03/15/2017		263	263
Foresight Energy
7.875%, 08/15/2021 (A)		100	78
Genesis Energy
6.750%, 08/01/2022		100	100
GenOn Energy
9.500%, 10/15/2018		200	201
Gibson Energy
6.750%, 07/15/2021 (A)		21	21
Gulfmark Offshore
6.375%, 03/15/2022		50	37
Gulfport Energy
7.750%, 11/01/2020		100	102
Halcon Resources
8.875%, 05/15/2021		200	104
8.625%, 02/01/2020 (A)		122	117
Halliburton
7.450%, 09/15/2039		100	137
6.150%, 09/15/2019		100	115
3.500%, 08/01/2023		100	100
Hess
8.125%, 02/15/2019		100	118
7.125%, 03/15/2033		100	116
5.600%, 02/15/2041		50	50
Hilcorp Energy I
5.750%, 10/01/2025 (A)		67	64
Husky Energy
4.000%, 04/15/2024		200	196

Adviser Managed Trust / Annual Report / July 31, 2015	19

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Jones Energy Holdings
6.750%, 04/01/2022	$	100	$91
Jupiter Resources
8.500%, 10/01/2022 (A)		100	68
Key Energy Services
6.750%, 03/01/2021		100	49
Kinder Morgan
5.550%, 06/01/2045		100	91
5.300%, 12/01/2034		250	232
5.050%, 02/15/2046		90	77
4.300%, 06/01/2025		100	95
3.050%, 12/01/2019		325	322
Kinder Morgan Energy Partners
5.500%, 03/01/2044		250	228
4.300%, 05/01/2024		100	96
4.250%, 09/01/2024		100	95
2.650%, 02/01/2019		100	99
Laredo Petroleum
7.375%, 05/01/2022		100	102
Legacy Reserves
6.625%, 12/01/2021		50	39
Linn Energy
6.500%, 05/15/2019		100	61
6.250%, 11/01/2019		450	273
Magellan Midstream Partners
4.200%, 03/15/2045		200	174
Magnum Hunter Resources
9.750%, 05/15/2020		100	76
Marathon Oil
6.000%, 10/01/2017		100	109
5.200%, 06/01/2045		50	47
2.800%, 11/01/2022		100	94
Marathon Petroleum
6.500%, 03/01/2041		150	170
5.125%, 03/01/2021		50	55
MarkWest Energy Partners
4.875%, 12/01/2024		82	80
4.875%, 06/01/2025		230	224
4.500%, 07/15/2023		150	146
McDermott International
8.000%, 05/01/2021 (A)		100	86
MEG Energy
7.000%, 03/31/2024 (A)		200	183
6.375%, 01/30/2023 (A)		100	89
Memorial Production Partners
7.625%, 05/01/2021		100	84
Memorial Resource Development
5.875%, 07/01/2022		100	94
Midstates Petroleum
10.000%, 06/01/2020		100	88
Murray Energy
11.250%, 04/15/2021 (A)		150	92
Nabors Industries
2.350%, 09/15/2016		125	125

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

National Oilwell Varco
3.950%, 12/01/2042	$	100	$88
2.600%, 12/01/2022		100	95
Navios Maritime Acquisition
8.125%, 11/15/2021 (A)		100	99
Newfield Exploration
5.625%, 07/01/2024		245	240
5.375%, 01/01/2026		77	74
Nexen Energy
6.400%, 05/15/2037		200	240
Niska Gas Storage Canada
6.500%, 04/01/2019		100	93
Noble Energy
5.875%, 06/01/2024		100	109
5.625%, 05/01/2021		100	106
5.250%, 11/15/2043		100	95
4.150%, 12/15/2021		50	52
3.900%, 11/15/2024		100	97
Noble Holding International
5.950%, 04/01/2025		100	91
Northern Oil and Gas
8.000%, 06/01/2020		100	88
Oasis Petroleum
6.875%, 03/15/2022		100	92
Occidental Petroleum
2.700%, 02/15/2023		100	96
1.750%, 02/15/2017		100	101
Offshore Group Investment
7.500%, 11/01/2019		200	107
ONEOK
4.250%, 02/01/2022		100	97
ONEOK Partners
6.200%, 09/15/2043		50	48
3.200%, 09/15/2018		200	203
Pacific Drilling
5.375%, 06/01/2020 (A)		200	154
Parsley Energy
7.500%, 02/15/2022 (A)		100	100
PBF Holding
8.250%, 02/15/2020		150	158
PDC Energy
7.750%, 10/15/2022		100	103
Peabody Energy
10.000%, 03/15/2022 (A)		150	76
6.000%, 11/15/2018		250	91
Penn Virginia
8.500%, 05/01/2020		100	47
Petrobras Global Finance
7.875%, 03/15/2019		550	572
7.250%, 03/17/2044		150	132
6.750%, 01/27/2041		100	83
6.250%, 03/17/2024		150	141
5.375%, 01/27/2021		400	372

20	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Petroleos Mexicanos
6.625%, 06/15/2035	$	100	$107
6.500%, 06/02/2041		260	272
5.750%, 03/01/2018		200	217
5.625%, 01/23/2046 (A)		300	283
4.500%, 01/23/2026 (A)		150	147
3.500%, 07/23/2020 (A)		250	252
3.500%, 01/30/2023		250	237
2.378%, 04/15/2025		95	96
PHI
5.250%, 03/15/2019		100	91
Phillips 66
5.875%, 05/01/2042		100	110
4.875%, 11/15/2044		100	97
2.950%, 05/01/2017		100	102
Phillips 66 Partners
2.646%, 02/15/2020		150	148
Pioneer Natural Resources
7.200%, 01/15/2028		66	81
6.650%, 03/15/2017		100	108
Plains All American Pipeline
4.700%, 06/15/2044		100	93
3.600%, 11/01/2024		100	96
2.600%, 12/15/2019		100	99
Precision Drilling
6.625%, 11/15/2020		100	97
Puget Energy
5.625%, 07/15/2022		100	112
3.650%, 05/15/2025 (A)		50	49
Puget Sound Energy
4.300%, 05/20/2045		50	51
Puma International Financing
6.750%, 02/01/2021 (A)		200	202
QEP Resources
6.875%, 03/01/2021		100	101
5.250%, 05/01/2023		200	185
Range Resources
5.000%, 03/15/2023		150	147
4.875%, 05/15/2025 (A)		88	84
Rice Energy
6.250%, 05/01/2022		100	95
Rockies Express Pipeline
6.000%, 01/15/2019 (A)		100	102
RSP Permian
6.625%, 10/01/2022 (A)		50	50
Sabine Pass Liquefaction
5.625%, 02/01/2021		450	459
5.625%, 03/01/2025 (A)		294	290
Samson Investment
9.750%, 02/15/2020		150	—
Sanchez Energy
6.125%, 01/15/2023		200	162
SandRidge Energy
8.750%, 06/01/2020 (A)		133	103

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Sasol Financing International
4.500%, 11/14/2022	$	200	$201
Schlumberger Investment
3.650%, 12/01/2023		100	104
Seven Generations Energy
8.250%, 05/15/2020 (A)		50	51
Seventy Seven Energy
6.500%, 07/15/2022		50	27
Seventy Seven Operating
6.625%, 11/15/2019		100	73
Shell International Finance
6.375%, 12/15/2038		200	257
4.375%, 03/25/2020		100	109
4.375%, 05/11/2045		100	100
4.300%, 09/22/2019		150	164
4.125%, 05/11/2035		200	198
2.250%, 01/06/2023		100	95
2.125%, 05/11/2020		200	200
SM Energy
6.125%, 11/15/2022		30	30
5.625%, 06/01/2025		113	107
5.000%, 01/15/2024		100	91
Southwestern Energy
4.950%, 01/23/2025		50	49
4.100%, 03/15/2022		100	97
Spectra Energy Partners
4.750%, 03/15/2024		100	106
3.500%, 03/15/2025		100	95
2.950%, 09/25/2018		100	102
Statoil
4.800%, 11/08/2043		100	107
3.700%, 03/01/2024		200	207
2.250%, 11/08/2019		250	252
1.200%, 01/17/2018		100	99
1.150%, 05/15/2018		100	99
Stone Energy
7.500%, 11/15/2022		100	79
Suncor Energy
6.500%, 06/15/2038		200	245
6.100%, 06/01/2018		100	111
Sunoco
6.375%, 04/01/2023 (A)		83	85
5.500%, 08/01/2020 (A)		120	122
Sunoco Logistics Partners Operations
5.350%, 05/15/2045		125	114
Targa Resources Partners
5.000%, 01/15/2018 (A)		200	207
4.250%, 11/15/2023		100	93
4.125%, 11/15/2019 (A)		15	15
Tesoro Logistics
6.250%, 10/15/2022 (A)		110	115
6.125%, 10/15/2021		100	104
5.500%, 10/15/2019 (A)		5	5

Adviser Managed Trust / Annual Report / July 31, 2015	21

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Total Capital International
3.750%, 04/10/2024	$	150	$155
2.875%, 02/17/2022		100	100
2.750%, 06/19/2021		100	101
2.700%, 01/25/2023		100	97
2.100%, 06/19/2019		250	252
TransCanada PipeLines
6.350%, 05/15/2067 (B)		100	93
6.200%, 10/15/2037		250	284
2.500%, 08/01/2022		100	94
1.875%, 01/12/2018		150	151
Transocean
6.875%, 12/15/2021		200	169
6.500%, 11/15/2020		100	87
5.550%, 12/15/2016		100	101
Tullow Oil
6.250%, 04/15/2022 (A)		200	167
Ultra Petroleum
6.125%, 10/01/2024 (A)		100	77
Unit
6.625%, 05/15/2021		50	48
Valero Energy
6.625%, 06/15/2037		100	114
3.650%, 03/15/2025		200	195
Vanguard Natural Resources
7.875%, 04/01/2020		50	45
W&T Offshore
8.500%, 06/15/2019		100	61
Weatherford International
9.625%, 03/01/2019		125	142
7.000%, 03/15/2038		200	180
Western Gas Partners
3.950%, 06/01/2025		100	96
Whiting Canadian Holding
8.125%, 12/01/2019		50	52
Whiting Petroleum
5.750%, 03/15/2021		100	98
5.000%, 03/15/2019		250	240
Williams
5.750%, 06/24/2044		100	87
4.550%, 06/24/2024		100	95
Williams Partners
6.300%, 04/15/2040		100	101
4.875%, 03/15/2024		125	123
4.300%, 03/04/2024		260	252
3.900%, 01/15/2025		100	93
3.600%, 03/15/2022		150	145
WPX Energy
7.500%, 08/01/2020		175	178
5.250%, 09/15/2024		150	128
XTO Energy
6.500%, 12/15/2018		100	116

			38,081

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Financials — 8.0%
Abbey National Treasury Services
3.050%, 08/23/2018	$	100	$104
2.375%, 03/16/2020		150	150
ACE INA Holdings
3.350%, 05/15/2024		200	199
3.150%, 03/15/2025		100	97
Aflac
3.625%, 11/15/2024		100	101
2.400%, 03/16/2020		100	101
African Development Bank
1.250%, 09/02/2016		100	101
0.875%, 03/15/2018		200	199
Alexandria Real Estate Equities
4.600%, 04/01/2022‡		350	371
Allstate
5.750%, 08/15/2053 (B)		100	104
Ally Financial
5.500%, 02/15/2017		500	522
Alphabet Holding PIK
7.750%, 11/01/2017		100	100
American Express
7.000%, 03/19/2018		150	170
4.050%, 12/03/2042		100	94
2.650%, 12/02/2022		100	96
American Express Credit MTN
2.800%, 09/19/2016		150	153
2.375%, 05/26/2020		50	50
2.250%, 08/15/2019		100	100
1.800%, 07/31/2018		100	100
1.125%, 06/05/2017		300	299
American International Group
5.850%, 01/16/2018		150	165
4.500%, 07/16/2044		250	240
4.125%, 02/15/2024		100	104
3.875%, 01/15/2035		100	91
2.300%, 07/16/2019		200	200
American Tower
4.000%, 06/01/2025‡		100	98
3.450%, 09/15/2021‡		150	150
Ameriprise Financial
3.700%, 10/15/2024		100	103
Andina de Fomento
4.375%, 06/15/2022		100	108
Aon
3.500%, 06/14/2024		200	196
ARC Properties Operating Partnership
4.600%, 02/06/2024‡		50	48
3.000%, 02/06/2019‡		100	96
2.000%, 02/06/2017‡		200	196
Arch Capital Group
5.144%, 11/01/2043		150	156

22	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Argos Merger
7.125%, 03/15/2023 (A)	$	233	$246
Asian Development Bank MTN
2.000%, 01/22/2025		150	145
1.875%, 04/12/2019		100	102
1.750%, 09/11/2018		350	356
1.500%, 01/22/2020		350	349
0.750%, 07/28/2017		200	200
Australia & New Zealand Banking Group
1.250%, 01/10/2017		250	251
AvalonBay Communities MTN
3.500%, 11/15/2024‡		100	100
AXIS Specialty Finance
5.150%, 04/01/2045		100	102
Banco do Brasil
3.875%, 10/10/2022		200	179
Bank of America MTN
7.750%, 05/14/2038		275	374
6.500%, 08/01/2016		200	210
6.110%, 01/29/2037		150	172
5.650%, 05/01/2018		200	219
5.625%, 07/01/2020		200	225
5.000%, 01/21/2044		150	158
4.750%, 04/21/2045		40	38
4.100%, 07/24/2023		415	429
4.000%, 04/01/2024		285	292
4.000%, 01/22/2025		250	245
2.650%, 04/01/2019		300	304
2.250%, 04/21/2020		150	148
1.750%, 06/05/2018		500	499
1.700%, 08/25/2017		700	702
1.650%, 03/26/2018		300	299
Bank of Montreal MTN
2.500%, 01/11/2017		200	204
1.800%, 07/31/2018		50	50
1.300%, 07/14/2017		100	100
Bank of New York Mellon
3.550%, 09/23/2021		100	105
3.000%, 02/24/2025		150	145
2.300%, 09/11/2019		200	200
Bank of Nova Scotia
2.800%, 07/21/2021		50	50
2.050%, 10/30/2018		100	101
1.700%, 06/11/2018		100	100
1.450%, 04/25/2018		200	199
1.250%, 04/11/2017		200	200
Barclays
3.650%, 03/16/2025		250	240
Barclays Bank
3.750%, 05/15/2024		200	202
2.500%, 02/20/2019		250	253
BB&T MTN
2.625%, 06/29/2020		100	101
2.450%, 01/15/2020		150	151

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns
7.250%, 02/01/2018	$	195	$220
Berkshire Hathaway
4.500%, 02/11/2043		50	51
3.000%, 02/11/2023		150	151
2.100%, 08/14/2019		200	202
1.900%, 01/31/2017		100	101
Berkshire Hathaway Finance
5.400%, 05/15/2018		100	111
4.250%, 01/15/2021		100	110
1.600%, 05/15/2017		100	101
0.950%, 08/15/2016		150	150
BlackRock
3.500%, 03/18/2024		200	204
BNP Paribas MTN
5.000%, 01/15/2021		150	168
2.450%, 03/17/2019		300	304
2.375%, 09/14/2017		150	153
2.375%, 05/21/2020		200	199
Boston Properties
3.700%, 11/15/2018‡		150	157
3.125%, 09/01/2023‡		150	147
BPCE
2.500%, 12/10/2018		320	325
Branch Banking & Trust
1.050%, 12/01/2016		250	250
Brandywine Operating Partnership
4.100%, 10/01/2024‡		50	50
Brixmor Operating Partnership
3.875%, 08/15/2022		30	30
Capital One
1.650%, 02/05/2018		300	298
Capital One Bank
2.250%, 02/13/2019		350	348
Capital One Financial
3.200%, 02/05/2025		100	94
Chubb
6.375%, 03/29/2067 (B)		150	155
CIT Group
5.500%, 02/15/2019 (A)		100	106
5.250%, 03/15/2018		200	207
4.250%, 08/15/2017		300	307
Citigroup
8.500%, 05/22/2019		430	524
6.675%, 09/13/2043		90	112
6.125%, 08/25/2036		200	232
5.375%, 08/09/2020		800	897
3.875%, 03/26/2025		300	291
3.300%, 04/27/2025		300	290
2.150%, 07/30/2018		50	50
1.800%, 02/05/2018		300	299
Citizens Financial Group
4.350%, 08/01/2025		100	101
CME Group
3.000%, 03/15/2025		100	98

Adviser Managed Trust / Annual Report / July 31, 2015	23

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

CNO Financial Group
5.250%, 05/30/2025	$	40	$42
Commerzbank
8.125%, 09/19/2023 (A)		150	175
Commonwealth Bank of Australia MTN
2.500%, 09/20/2018		250	255
2.300%, 03/12/2020		250	250
Communications Sales & Leasing
8.250%, 10/15/2023‡ (A)		110	105
Cooperatieve Centrale Raiffeisen-Boerenleenbank
5.250%, 08/04/2045		250	255
4.625%, 12/01/2023		250	258
3.875%, 02/08/2022		250	262
3.375%, 01/19/2017		100	103
Corporate Office Properties
5.000%, 07/01/2025‡		50	50
Council of Europe Development Bank
1.750%, 11/14/2019		50	50
1.625%, 03/10/2020		100	100
1.000%, 03/07/2018		125	125
Credit Suisse
3.625%, 09/09/2024		250	250
1.700%, 04/27/2018		300	299
1.375%, 05/26/2017		500	500
Credit Suisse Group Funding
3.750%, 03/26/2025 (A)		250	244
Crown Castle International
5.250%, 01/15/2023‡		100	105
4.875%, 04/15/2022‡		200	205
DDR
3.625%, 02/01/2025‡		100	96
Deutsche Bank
4.500%, 04/01/2025		200	194
3.700%, 05/30/2024		250	250
1.875%, 02/13/2018		150	150
1.400%, 02/13/2017		200	199
DFC Finance
10.500%, 06/15/2020 (A)		100	70
Digital Realty Trust
3.950%, 07/01/2022‡		100	100
Discover Bank
4.200%, 08/08/2023		250	255
Discover Financial Services
3.850%, 11/21/2022		100	98
Duke Realty
3.875%, 10/15/2022‡		150	152
DuPont Fabros Technology
5.875%, 09/15/2021‡		50	51
E*TRADE Financial
5.375%, 11/15/2022		150	156

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Equinix
5.375%, 01/01/2022‡	$	145	$147
5.375%, 04/01/2023‡		150	152
ERP Operating
3.375%, 06/01/2025‡		100	98
2.375%, 07/01/2019‡		150	151
European Bank for Reconstruction & Development MTN
1.750%, 06/14/2019		100	101
1.750%, 11/26/2019		200	202
1.000%, 02/16/2017		400	402
European Investment Bank
2.875%, 09/15/2020		125	132
2.125%, 10/15/2021		500	505
1.875%, 02/10/2025		400	384
1.750%, 06/17/2019		200	202
1.625%, 03/16/2020		100	100
1.375%, 06/15/2020		300	296
1.250%, 05/15/2018		100	100
1.125%, 12/15/2016		450	453
1.125%, 09/15/2017		450	452
1.000%, 06/15/2018		250	249
0.875%, 04/18/2017		600	601
0.500%, 08/15/2016		800	800
Federal Realty Investment Trust
4.500%, 12/01/2044‡		50	50
FelCor Lodging
5.625%, 03/01/2023		100	103
Fifth Third Bancorp
2.875%, 07/27/2020		150	150
Fifth Third Bank
1.150%, 11/18/2016		250	250
First Data
12.625%, 01/15/2021		300	347
11.750%, 08/15/2021		450	511
8.250%, 01/15/2021 (A)		100	106
Franklin Resources
2.850%, 03/30/2025		150	145
Genworth Holdings
7.625%, 09/24/2021		150	161
GLP Capital
4.875%, 11/01/2020		100	103
4.375%, 11/01/2018		150	155
Goldman Sachs Group
6.750%, 10/01/2037		625	748
6.250%, 02/01/2041		100	120
6.150%, 04/01/2018		150	166
6.000%, 06/15/2020		350	401
5.750%, 01/24/2022		130	149
5.625%, 01/15/2017		350	370
4.800%, 07/08/2044		100	101
3.850%, 07/08/2024		200	202
3.500%, 01/23/2025		300	294
2.600%, 04/23/2020		300	300

24	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

2.550%, 10/23/2019	$	200	$201
2.375%, 01/22/2018		300	304
Harland Clarke Holdings
9.250%, 03/01/2021 (A)		50	45
Hartford Financial Services Group
5.500%, 03/30/2020		150	169
4.300%, 04/15/2043		100	97
HCP
5.375%, 02/01/2021‡		200	221
4.000%, 06/01/2025‡		100	98
Health Care
6.500%, 03/15/2041‡		70	85
4.950%, 01/15/2021‡		145	158
Highwoods Realty
3.200%, 06/15/2021‡		100	99
Hospitality Properties Trust
4.500%, 03/15/2025‡		50	49
Host Hotels & Resorts
4.000%, 06/15/2025‡		65	64
Howard Hughes
6.875%, 10/01/2021 (A)		100	106
HSBC
2.375%, 11/13/2019		300	300
2.350%, 03/05/2020		350	348
HSBC Finance
6.676%, 01/15/2021		300	350
HSBC Holdings
6.500%, 05/02/2036		200	240
6.500%, 09/15/2037		225	270
5.250%, 03/14/2044		200	210
HUB International
7.875%, 10/01/2021 (A)		150	153
Huntington National Bank
1.700%, 02/26/2018		250	248
Inter-American Development Bank
3.200%, 08/07/2042		100	98
3.000%, 02/21/2024		300	319
1.750%, 10/15/2019		700	708
1.125%, 03/15/2017		450	453
0.875%, 03/15/2018		200	200
International Bank for Reconstruction & Development
2.500%, 11/25/2024		200	203
2.125%, 11/01/2020		450	462
1.875%, 03/15/2019		500	510
1.625%, 02/10/2022		200	195
1.000%, 09/15/2016		200	201
0.875%, 04/17/2017		600	601
International Finance
1.750%, 09/04/2018		200	202
1.750%, 09/16/2019		100	101
1.125%, 11/23/2016		575	578
International Lease Finance
7.125%, 09/01/2018 (A)		750	837
6.250%, 05/15/2019		100	109

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Intesa Sanpaolo
5.017%, 06/26/2024 (A)	$	200	$197
3.875%, 01/16/2018		200	207
Invesco Finance
5.375%, 11/30/2043		150	167
Iron Mountain
6.000%, 08/15/2023‡		100	104
5.750%, 08/15/2024‡		100	101
iStar Financial
5.000%, 07/01/2019‡		150	147
Jefferies Group
6.875%, 04/15/2021		100	114
JPMorgan Chase MTN
6.400%, 05/15/2038		100	126
6.300%, 04/23/2019		200	229
5.625%, 08/16/2043		190	208
4.950%, 06/01/2045		100	100
4.625%, 05/10/2021		150	163
4.350%, 08/15/2021		100	107
3.875%, 02/01/2024		200	205
3.625%, 05/13/2024		425	427
3.250%, 09/23/2022		200	200
3.125%, 01/23/2025		200	192
2.750%, 06/23/2020		100	101
2.250%, 01/23/2020		350	346
2.200%, 10/22/2019		250	250
1.700%, 03/01/2018		150	150
1.350%, 02/15/2017		350	349
Jurassic Holdings III
6.875%, 02/15/2021 (A)		50	35
KCG Holdings
6.875%, 03/15/2020 (A)		50	47
Kennedy-Wilson
5.875%, 04/01/2024		65	64
KeyBank
2.500%, 12/15/2019		250	252
KFW
4.875%, 01/17/2017		300	318
2.750%, 10/01/2020		200	210
2.500%, 11/20/2024		300	303
2.125%, 01/17/2023		150	150
2.000%, 10/04/2022		250	248
2.000%, 05/02/2025		100	96
1.875%, 04/01/2019		525	534
1.500%, 04/20/2020		500	497
1.000%, 01/26/2018		400	400
0.750%, 03/17/2017		325	325
Kimco Realty
3.200%, 05/01/2021‡		370	373
Korea Development Bank
3.500%, 08/22/2017		200	208
2.500%, 03/11/2020		200	201
Lamar Media
5.375%, 01/15/2024		100	102
5.000%, 05/01/2023		100	100

Adviser Managed Trust / Annual Report / July 31, 2015	25

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Landwirtschaftliche Rentenbank
2.375%, 06/10/2025	$	150	$149
2.250%, 10/01/2021		150	152
2.000%, 01/13/2025		100	97
1.000%, 04/04/2018		300	300
Lazard Group
3.750%, 02/13/2025		50	48
Leucadia National
5.500%, 10/18/2023		100	103
Liberty Property
3.375%, 06/15/2023‡		95	93
Lincoln National
3.350%, 03/09/2025		150	147
Lloyds Bank
2.400%, 03/17/2020		200	200
2.300%, 11/27/2018		200	203
Mack-Cali Realty
3.150%, 05/15/2023‡		100	89
Manufacturers & Traders Trust
2.100%, 02/06/2020		250	248
Marsh & McLennan
2.350%, 03/06/2020		100	100
McGraw Hill Financial
4.000%, 06/15/2025 (A)		50	50
MetLife
4.875%, 11/13/2043		100	106
4.368%, 09/15/2023		285	304
4.050%, 03/01/2045		100	94
3.600%, 04/10/2024		200	202
Morgan Stanley MTN
6.375%, 07/24/2042		250	313
6.250%, 08/28/2017		375	410
5.750%, 01/25/2021		175	199
5.550%, 04/27/2017		196	209
5.500%, 07/24/2020		275	310
4.875%, 11/01/2022		165	175
4.350%, 09/08/2026		340	339
4.300%, 01/27/2045		100	95
4.000%, 07/23/2025		155	158
2.650%, 01/27/2020		200	201
2.375%, 07/23/2019		300	299
2.200%, 12/07/2018		150	152
1.875%, 01/05/2018		150	150
MSCI
5.250%, 11/15/2024 (A)		150	153
MUFG Union Bank
2.625%, 09/26/2018		250	255
NASDAQ OMX Group
5.250%, 01/16/2018		150	162
National Australia Bank MTN
2.750%, 03/09/2017		250	257
National Financial Partners
9.000%, 07/15/2021 (A)		117	117

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

National Rural Utilities Cooperative Finance
10.375%, 11/01/2018	$	150	$190
1.100%, 01/27/2017		100	100
Nationstar Mortgage
6.500%, 07/01/2021		100	93
Navient MTN
6.000%, 01/25/2017		100	102
5.500%, 01/15/2019		250	244
5.500%, 01/25/2023		100	88
Nomura Holdings MTN
2.750%, 03/19/2019		300	304
Nordic Investment Bank
1.125%, 03/19/2018		200	200
Oesterreichische Kontrollbank
1.375%, 02/10/2020		100	99
0.750%, 12/15/2016		150	150
Omega Healthcare Investors
4.500%, 01/15/2025‡		50	49
OneMain Financial Holdings
7.250%, 12/15/2021 (A)		50	52
6.750%, 12/15/2019 (A)		190	199
Opal Acquisition
8.875%, 12/15/2021 (A)		100	100
PNC Bank
3.300%, 10/30/2024		250	249
2.250%, 07/02/2019		250	251
1.500%, 02/23/2018		250	249
PNC Funding
5.625%, 02/01/2017		300	318
Principal Financial Group
3.400%, 05/15/2025		150	147
Private Export Funding
3.250%, 06/15/2025		150	154
2.300%, 09/15/2020		150	151
Progressive
3.700%, 01/26/2045		50	45
Provident Funding Associates
6.750%, 06/15/2021 (A)		100	96
Prudential Financial
5.875%, 09/15/2042 (B)		100	106
5.700%, 12/14/2036		100	113
5.625%, 06/15/2043 (B)		200	208
4.600%, 05/15/2044		50	49
3.500%, 05/15/2024		100	99
2.350%, 08/15/2019		100	101
Quicken Loans
5.750%, 05/01/2025 (A)		150	145
Realty Income
4.650%, 08/01/2023‡		150	158
3.250%, 10/15/2022‡		160	156
Royal Bank of Canada
2.200%, 07/27/2018		250	253
2.000%, 10/01/2018		125	127

26	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

1.800%, 07/30/2018	$	50	$50
1.400%, 10/13/2017		250	250
Royal Bank of Scotland Group
6.400%, 10/21/2019		200	224
6.125%, 12/15/2022		200	215
6.000%, 12/19/2023		300	322
5.125%, 05/28/2024		300	303
Sabra Health Care
5.500%, 02/01/2021‡		100	104
Santander Holdings
2.650%, 04/17/2020		100	99
Select Income
4.500%, 02/01/2025‡		100	98
Simon Property Group
5.650%, 02/01/2020‡		250	285
Societe Generale MTN
2.750%, 10/12/2017		250	256
Springleaf Finance
7.750%, 10/01/2021		100	110
5.250%, 12/15/2019		100	101
Sumitomo Mitsui Banking MTN
2.450%, 01/16/2020		250	250
1.350%, 07/11/2017		250	249
SunTrust Bank
1.350%, 02/15/2017		200	200
Svenska Handelsbanken MTN
2.250%, 06/17/2019		250	252
Synchrony Financial
4.250%, 08/15/2024		100	100
2.700%, 02/03/2020		100	98
TD Ameritrade Holding
2.950%, 04/01/2022		100	100
Toronto-Dominion Bank MTN
2.375%, 10/19/2016		300	305
1.750%, 07/23/2018		50	50
1.625%, 03/13/2018		150	151
Travelers MTN
6.250%, 06/15/2037		200	253
UBS MTN
2.375%, 08/14/2019		500	501
1.375%, 08/14/2017		250	249
UDR MTN
3.750%, 07/01/2024‡		100	100
US Bancorp MTN
3.600%, 09/11/2024		150	151
2.200%, 04/25/2019		250	253
1.650%, 05/15/2017		150	152
US Bank
1.375%, 09/11/2017		250	251
USI
7.750%, 01/15/2021 (A)		50	50
Ventas Realty
2.700%, 04/01/2020‡		280	280

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Voya Financial
5.650%, 05/15/2053 (B)	$	100	$102
2.900%, 02/15/2018		150	154
Walter Investment Management
7.875%, 12/15/2021		25	23
Wayne Merger
8.250%, 08/01/2023 (A)		100	100
Wells Fargo
5.625%, 12/11/2017		150	164
5.606%, 01/15/2044		150	168
5.375%, 11/02/2043		280	303
4.300%, 07/22/2027		100	102
4.125%, 08/15/2023		250	259
4.100%, 06/03/2026		235	236
3.900%, 05/01/2045		150	138
3.000%, 02/19/2025		100	96
2.600%, 07/22/2020		100	100
2.150%, 01/15/2019		250	252
2.150%, 01/30/2020		400	398
1.150%, 06/02/2017		500	499
Westpac Banking
2.250%, 01/17/2019		100	101
1.600%, 01/12/2018		100	101
1.200%, 05/19/2017		225	225
Weyerhaeuser
7.375%, 03/15/2032‡		100	127
WP Carey
4.600%, 04/01/2024‡		150	152
XLIT
5.500%, 03/31/2045		100	96
4.450%, 03/31/2025		100	99

			77,799

Health Care — 2.7%
Abbott Laboratories
5.125%, 04/01/2019		100	111
2.950%, 03/15/2025		100	97
2.000%, 03/15/2020		100	99
AbbVie
4.700%, 05/14/2045		135	132
4.500%, 05/14/2035		140	136
4.400%, 11/06/2042		150	141
3.600%, 05/14/2025		50	49
3.200%, 11/06/2022		45	45
2.900%, 11/06/2022		100	97
2.500%, 05/14/2020		100	100
1.800%, 05/14/2018		265	264
1.750%, 11/06/2017		150	150
Actavis
3.250%, 10/01/2022		50	49
1.875%, 10/01/2017		50	50
Actavis Funding
4.850%, 06/15/2044		50	48
4.750%, 03/15/2045		100	94

Adviser Managed Trust / Annual Report / July 31, 2015	27

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

4.550%, 03/15/2035	$	100	$94
3.850%, 06/15/2024		100	98
3.800%, 03/15/2025		200	195
3.450%, 03/15/2022		100	98
3.000%, 03/12/2020		300	299
1.850%, 03/01/2017		100	100
Aetna
2.200%, 03/15/2019		150	150
1.500%, 11/15/2017		200	199
AmerisourceBergen
4.250%, 03/01/2045		25	23
3.400%, 05/15/2024		100	99
Amgen
5.150%, 11/15/2041		200	209
4.400%, 05/01/2045		125	116
3.875%, 11/15/2021		100	105
3.625%, 05/22/2024		150	150
3.125%, 05/01/2025		150	143
2.200%, 05/22/2019		150	150
2.125%, 05/15/2017		200	203
Amsurg
5.625%, 07/15/2022		100	103
Anthem
5.100%, 01/15/2044		150	152
4.650%, 01/15/2043		150	143
3.500%, 08/15/2024		150	145
3.300%, 01/15/2023		100	97
2.250%, 08/15/2019		100	99
AstraZeneca
6.450%, 09/15/2037		200	259
5.900%, 09/15/2017		50	55
4.000%, 09/18/2042		50	48
Baxalta
5.250%, 06/23/2045 (A)		100	101
4.000%, 06/23/2025 (A)		100	99
2.875%, 06/23/2020 (A)		50	50
Baxter International
3.200%, 06/15/2023		150	153
1.850%, 06/15/2018		100	100
Becton Dickinson
4.685%, 12/15/2044		50	49
3.125%, 11/08/2021		100	100
2.675%, 12/15/2019		100	101
1.800%, 12/15/2017		200	199
Boston Scientific
6.000%, 01/15/2020		100	113
3.850%, 05/15/2025		100	97
Bristol-Myers Squibb
4.500%, 03/01/2044		50	53
3.250%, 08/01/2042		100	87
1.750%, 03/01/2019		50	50
Capsugel
7.000%, 05/15/2019 (A)		100	101

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Cardinal Health
2.400%, 11/15/2019	$	150	$149
1.700%, 03/15/2018		100	100
Catamaran
4.750%, 03/15/2021		100	113
Catholic Health Initiatives
2.950%, 11/01/2022		200	196
Celgene
4.625%, 05/15/2044		100	96
3.625%, 05/15/2024		150	147
Centene
4.750%, 05/15/2022		120	121
CHS
8.000%, 11/15/2019		100	105
6.875%, 02/01/2022		500	535
5.125%, 08/15/2018		250	256
Cigna
3.250%, 04/15/2025		150	142
Concordia Healthcare
7.000%, 04/15/2023 (A)		71	72
ConvaTec Finance International
8.250%, 01/15/2019 (A)		200	197
Covidien International Finance
6.550%, 10/15/2037		50	65
6.000%, 10/15/2017		50	55
Crimson Merger
6.625%, 05/15/2022 (A)		200	185
DaVita HealthCare Partners
5.750%, 08/15/2022		100	107
5.125%, 07/15/2024		350	353
5.000%, 05/01/2025		145	143
DJO Finco
8.125%, 06/15/2021 (A)		144	148
Eli Lilly
5.200%, 03/15/2017		150	160
3.700%, 03/01/2045		65	60
Endo
6.000%, 07/15/2023 (A)		200	208
6.000%, 02/01/2025 (A)		200	206
Endo Finance
5.375%, 01/15/2023 (A)		200	202
Envision Healthcare
5.125%, 07/01/2022 (A)		100	101
ExamWorks Group
5.625%, 04/15/2023		62	64
Express Scripts Holding
4.750%, 11/15/2021		100	107
3.500%, 06/15/2024		50	49
2.650%, 02/15/2017		100	102
2.250%, 06/15/2019		200	198
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (A)		100	108
5.625%, 07/31/2019 (A)		150	164

28	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Gilead Sciences
5.650%, 12/01/2041	$	100	$117
4.500%, 02/01/2045		100	99
4.400%, 12/01/2021		275	298
3.700%, 04/01/2024		50	51
GlaxoSmithKline Capital
6.375%, 05/15/2038		150	191
5.650%, 05/15/2018		150	167
1.500%, 05/08/2017		100	101
Grifols Worldwide Operations
5.250%, 04/01/2022		150	152
HCA
7.500%, 02/15/2022		150	175
6.500%, 02/15/2020		300	335
5.375%, 02/01/2025		500	511
HealthSouth
5.750%, 11/01/2024		115	116
Hologic
6.250%, 08/01/2020		100	103
5.250%, 07/15/2022 (A)		253	261
Hospira
5.600%, 09/15/2040		50	57
Howard Hughes Medical Institute
3.500%, 09/01/2023		200	208
Humana
3.850%, 10/01/2024		200	201
IASIS Healthcare
8.375%, 05/15/2019		50	52
inVentiv Health
9.000%, 01/15/2018 (A)		100	105
Jaguar Holding I PIK
9.375%, 10/15/2017 (A)		100	102
JLL PIK
8.750%, 05/01/2020 (A)		33	34
Johnson & Johnson
5.150%, 07/15/2018		100	111
4.375%, 12/05/2033		200	215
2.450%, 12/05/2021		50	51
1.875%, 12/05/2019		100	101
Kindred Healthcare
8.750%, 01/15/2023 (A)		100	110
8.000%, 01/15/2020 (A)		45	49
6.375%, 04/15/2022		100	102
Kinetic Concepts
12.500%, 11/01/2019		50	54
10.500%, 11/01/2018		250	266
Laboratory Corp of America Holdings
4.700%, 02/01/2045		50	47
2.625%, 02/01/2020		150	149
2.200%, 08/23/2017		100	101
LifePoint Health
5.500%, 12/01/2021		150	156

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Mallinckrodt International Finance
5.750%, 08/01/2022 (A)	$	100	$104
5.500%, 04/15/2025 (A)		28	28
4.875%, 04/15/2020 (A)		129	133
McKesson
3.796%, 03/15/2024		100	101
2.284%, 03/15/2019		200	201
Medtronic
4.625%, 03/15/2044		50	52
4.625%, 03/15/2045 (A)		200	202
4.375%, 03/15/2035 (A)		100	100
3.500%, 03/15/2025 (A)		350	349
2.750%, 04/01/2023		100	97
2.500%, 03/15/2020 (A)		200	201
1.375%, 04/01/2018		100	100
Memorial Sloan-Kettering Cancer Center
4.200%, 07/01/2055		50	47
Merck
6.550%, 09/15/2037		50	67
4.150%, 05/18/2043		100	100
3.700%, 02/10/2045		50	46
2.800%, 05/18/2023		100	99
2.750%, 02/10/2025		300	287
2.350%, 02/10/2022		100	98
Merck Sharp & Dohme
5.000%, 06/30/2019		100	111
MPH Acquisition Holdings
6.625%, 04/01/2022 (A)		100	104
Mylan
2.600%, 06/24/2018		100	100
NBTY
9.000%, 10/01/2018		100	103
Novartis Capital
4.400%, 04/24/2020		250	276
4.400%, 05/06/2044		150	159
3.400%, 05/06/2024		100	102
Novartis Securities Investment
5.125%, 02/10/2019		100	111
Perrigo
2.300%, 11/08/2018		200	200
Pfizer
7.200%, 03/15/2039		150	206
6.200%, 03/15/2019		325	372
3.400%, 05/15/2024		100	101
1.100%, 05/15/2017		150	150
Quest Diagnostics
3.500%, 03/30/2025		200	191
Quintiles Transnational
4.875%, 05/15/2023 (A)		140	142
Sanofi
4.000%, 03/29/2021		50	54
1.250%, 04/10/2018		200	199

Adviser Managed Trust / Annual Report / July 31, 2015	29

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Select Medical
6.375%, 06/01/2021	$	100	$101
St. Jude Medical
4.750%, 04/15/2043		100	101
Stryker
3.375%, 05/15/2024		100	100
Tenet Healthcare
8.125%, 04/01/2022		350	393
6.750%, 06/15/2023 (A)		278	290
6.000%, 10/01/2020		300	326
Teva Pharmaceutical Finance
2.950%, 12/18/2022		100	96
2.400%, 11/10/2016		100	101
Thermo Fisher Scientific
3.600%, 08/15/2021		100	102
3.150%, 01/15/2023		100	98
2.250%, 08/15/2016		200	202
UnitedHealth Group
6.875%, 02/15/2038		100	133
6.000%, 02/15/2018		200	221
4.750%, 07/15/2045		50	52
4.625%, 07/15/2035		200	208
4.375%, 03/15/2042		150	147
3.875%, 10/15/2020		100	107
3.750%, 07/15/2025		50	51
2.700%, 07/15/2020		130	132
1.900%, 07/16/2018		60	60
Universal Hospital Services
7.625%, 08/15/2020		50	47
Valeant Pharmaceuticals International
6.375%, 10/15/2020 (A)		200	211
6.125%, 04/15/2025 (A)		400	418
5.875%, 05/15/2023 (A)		625	650
WellCare Health Plans
5.750%, 11/15/2020		125	131
Wyeth
5.950%, 04/01/2037		100	121
Zimmer Biomet Holdings
4.450%, 08/15/2045		100	93
4.250%, 08/15/2035		100	94
3.550%, 04/01/2025		100	97
2.700%, 04/01/2020		100	100
Zoetis
1.875%, 02/01/2018		100	100

			26,785

Industrials — 2.5%
3M MTN
5.700%, 03/15/2037		100	123
1.000%, 06/26/2017		50	50
ABB Finance
2.875%, 05/08/2022		100	99
Abengoa Finance
8.875%, 11/01/2017 (A)		150	143

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

ACCO Brands
6.750%, 04/30/2020	$	100	$106
Accudyne Industries Borrower
7.750%, 12/15/2020 (A)		50	46
ADS Waste Holdings
8.250%, 10/01/2020		50	52
ADT
6.250%, 10/15/2021		150	159
4.875%, 07/15/2042		50	39
3.500%, 07/15/2022		100	92
AECOM
5.875%, 10/15/2024 (A)		50	51
5.750%, 10/15/2022 (A)		100	101
AerCap Ireland Capital
4.500%, 05/15/2021 (A)		150	152
3.750%, 05/15/2019 (A)		150	151
Aguila 3
7.875%, 01/31/2018 (A)		150	154
Ahern Rentals
7.375%, 05/15/2023 (A)		38	36
Air Lease
3.750%, 02/01/2022		100	100
Aircastle
6.750%, 04/15/2017		100	107
6.250%, 12/01/2019		100	111
Algeco Scotsman Global Finance
8.500%, 10/15/2018 (A)		200	187
American Airlines Group
5.500%, 10/01/2019 (A)		150	154
4.625%, 03/01/2020 (A)		100	98
Amsted Industries
5.000%, 03/15/2022 (A)		50	50
Avis Budget Car Rental
5.500%, 04/01/2023		50	50
BlueLine Rental Finance
7.000%, 02/01/2019 (A)		100	99
Boeing
4.875%, 02/15/2020		100	113
3.500%, 03/01/2045		100	90
0.950%, 05/15/2018		200	198
Bombardier
7.500%, 03/15/2025 (A)		260	215
6.000%, 10/15/2022 (A)		250	204
Brand Energy & Infrastructure Services
8.500%, 12/01/2021 (A)		100	92
Burlington Northern Santa Fe
4.900%, 04/01/2044		150	158
4.700%, 10/01/2019		100	110
4.550%, 09/01/2044		100	99
4.150%, 04/01/2045		150	141
3.400%, 09/01/2024		150	149
3.000%, 04/01/2025		100	96

30	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Canadian National Railway
4.500%, 11/07/2043	$	50	$53
1.450%, 12/15/2016		100	101
Canadian Pacific Railway
9.450%, 08/01/2021		75	101
2.900%, 02/01/2025		200	189
Case New Holland Industrial
7.875%, 12/01/2017		300	331
Caterpillar
4.300%, 05/15/2044		100	101
3.803%, 08/15/2042		100	92
3.400%, 05/15/2024		150	153
Caterpillar Financial Services MTN
7.150%, 02/15/2019		100	118
2.100%, 06/09/2019		200	201
2.050%, 08/01/2016		125	126
1.250%, 08/18/2017		100	100
Cenveo
6.000%, 08/01/2019 (A)		100	90
Clean Harbors
5.250%, 08/01/2020		100	103
5.125%, 06/01/2021		50	50
CNH Industrial Capital
3.875%, 07/16/2018 (A)		50	50
CSX
4.100%, 03/15/2044		75	70
3.700%, 10/30/2020		128	135
3.400%, 08/01/2024		150	150
Deere
3.900%, 06/09/2042		100	96
2.600%, 06/08/2022		50	49
DigitalGlobe
5.250%, 02/01/2021 (A)		100	96
Dover
5.375%, 03/01/2041		100	116
Eaton
4.150%, 11/02/2042		100	94
4.000%, 11/02/2032		100	97
2.750%, 11/02/2022		150	146
Embraer Netherlands Finance
5.050%, 06/15/2025		25	24
Emerson Electric
5.000%, 04/15/2019		70	78
2.625%, 02/15/2023		125	123
FedEx
5.100%, 01/15/2044		50	52
4.000%, 01/15/2024		200	208
3.900%, 02/01/2035		100	94
Florida East Coast Holdings
6.750%, 05/01/2019 (A)		100	101
Gardner Denver
6.875%, 08/15/2021 (A)		50	44
Gates Global
6.000%, 07/15/2022 (A)		100	89

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

GATX
2.600%, 03/30/2020	$	100	$99
General Cable
5.750%, 10/01/2022		100	92
General Dynamics
2.250%, 11/15/2022		100	95
1.000%, 11/15/2017		50	50
General Electric
5.250%, 12/06/2017		200	217
4.500%, 03/11/2044		200	208
2.700%, 10/09/2022		250	247
General Electric Capital MTN
6.875%, 01/10/2039		400	546
6.750%, 03/15/2032		350	464
6.000%, 08/07/2019		250	287
5.875%, 01/14/2038		200	245
5.625%, 05/01/2018		400	442
5.300%, 02/11/2021		125	141
4.650%, 10/17/2021		350	387
2.300%, 04/27/2017		500	510
Griffon
5.250%, 03/01/2022		100	98
H&E Equipment Services
7.000%, 09/01/2022		50	50
HD Supply
11.500%, 07/15/2020		50	58
7.500%, 07/15/2020		250	267
5.250%, 12/15/2021 (A)		135	139
Hertz
6.750%, 04/15/2019		200	206
5.875%, 10/15/2020		100	102
Honeywell International
5.300%, 03/01/2018		200	220
Huntington Ingalls Industries
7.125%, 03/15/2021		100	106
Icahn Enterprises
6.000%, 08/01/2020		250	263
5.875%, 02/01/2022		200	207
4.875%, 03/15/2019		100	103
IHS
5.000%, 11/01/2022 (A)		110	110
Illinois Tool Works
3.500%, 03/01/2024		100	102
1.950%, 03/01/2019		100	100
Ingersoll-Rand Global Holding
5.750%, 06/15/2043		100	112
John Deere Capital MTN
3.350%, 06/12/2024		200	204
1.350%, 01/16/2018		250	250
1.125%, 06/12/2017		150	150
Kansas City Southern Railway
4.950%, 08/15/2045		100	101
KLX
5.875%, 12/01/2022 (A)		145	146

Adviser Managed Trust / Annual Report / July 31, 2015	31

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Koninklijke Philips
3.750%, 03/15/2022	$	150	$151
Kratos Defense & Security Solutions
7.000%, 05/15/2019		50	45
L-3 Communications
5.200%, 10/15/2019		100	108
4.950%, 02/15/2021		100	106
Lockheed Martin
4.250%, 11/15/2019		100	108
4.070%, 12/15/2042		150	141
3.800%, 03/01/2045		100	89
2.900%, 03/01/2025		25	24
Masco
4.450%, 04/01/2025		45	45
Navios Maritime Holdings
7.375%, 01/15/2022 (A)		100	85
Nielsen Finance
5.000%, 04/15/2022 (A)		350	347
Nielsen Luxembourg
5.500%, 10/01/2021 (A)		100	102
Norfolk Southern
4.450%, 06/15/2045		100	98
3.950%, 10/01/2042		100	91
3.850%, 01/15/2024		200	206
Nortek
8.500%, 04/15/2021		100	107
Northrop Grumman
4.750%, 06/01/2043		25	25
3.250%, 08/01/2023		150	148
1.750%, 06/01/2018		50	50
Owens Corning
4.200%, 12/01/2024		100	99
PACCAR Financial MTN
1.400%, 05/18/2018		65	65
Parker-Hannifin MTN
4.200%, 11/21/2034		135	138
Pentair Finance
1.875%, 09/15/2017		100	100
Ply Gem Industries
6.500%, 02/01/2022		150	148
Precision Castparts
2.500%, 01/15/2023		100	97
1.250%, 01/15/2018		100	99
Raytheon
3.125%, 10/15/2020		100	104
2.500%, 12/15/2022		100	98
Republic Services
5.700%, 05/15/2041		100	115
3.550%, 06/01/2022		150	152
Rexel
5.250%, 06/15/2020 (A)		200	206
Ryder System MTN
2.650%, 03/02/2020		100	100

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Safway Group Holding
7.000%, 05/15/2018 (A)	$	100	$102
Schaeffler Finance MTN
4.250%, 05/15/2021 (A)		400	393
Sensata Technologies
5.000%, 10/01/2025 (A)		40	39
4.875%, 10/15/2023 (A)		100	99
Signode Industrial Group
6.375%, 05/01/2022 (A)		50	49
Southwest Airlines
2.750%, 11/06/2019		100	101
SPX
6.875%, 09/01/2017		50	54
Stanley Black & Decker
2.900%, 11/01/2022		100	99
Terex
6.000%, 05/15/2021		200	201
Tervita
8.000%, 11/15/2018 (A)		100	88
Textron
7.250%, 10/01/2019		125	146
TransDigm
6.500%, 07/15/2024		300	301
5.500%, 10/15/2020		100	100
Union Pacific
4.821%, 02/01/2044		50	55
4.163%, 07/15/2022		100	107
3.875%, 02/01/2055		100	89
2.250%, 02/15/2019		125	127
United Airlines Pass-Through Trust, Cl A
4.300%, 08/15/2025		147	151
United Parcel Service
6.200%, 01/15/2038		150	191
3.125%, 01/15/2021		100	103
United Rentals North America
7.625%, 04/15/2022		100	109
6.125%, 06/15/2023		100	103
4.625%, 07/15/2023		285	281
United Technologies
6.125%, 07/15/2038		200	246
5.375%, 12/15/2017		100	110
4.500%, 04/15/2020		100	110
4.500%, 06/01/2042		100	100
3.100%, 06/01/2022		250	252
US Airways Pass-Through Trust, Cl A
5.900%, 10/01/2024		172	192
Verisk Analytics
5.500%, 06/15/2045		100	100
VWR Funding
7.250%, 09/15/2017		50	52
Waste Management
6.100%, 03/15/2018		100	111

32	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

4.750%, 06/30/2020	$	100	$110
4.100%, 03/01/2045		50	46
3.125%, 03/01/2025		100	97
WESCO Distribution
5.375%, 12/15/2021		100	100
West
5.375%, 07/15/2022 (A)		100	95
Wise Metals Group
8.750%, 12/15/2018 (A)		100	102
WW Grainger
4.600%, 06/15/2045		50	51
XPO Logistics
7.875%, 09/01/2019 (A)		138	147
6.500%, 06/15/2022 (A)		255	251

			24,077

Information Technology — 1.8%
Aarow Electronics
4.000%, 04/01/2025		100	98
Activision Blizzard
6.125%, 09/15/2023 (A)		100	108
5.625%, 09/15/2021 (A)		250	262
Adobe Systems
3.250%, 02/01/2025		150	145
Advanced Micro Devices
6.750%, 03/01/2019		100	73
Alcatel-Lucent
6.750%, 11/15/2020 (A)		200	215
Alibaba Group Holding
3.600%, 11/28/2024 (A)		200	192
2.500%, 11/28/2019 (A)		200	198
Altera
1.750%, 05/15/2017		150	151
Amkor Technology
6.375%, 10/01/2022		100	96
Apple
4.375%, 05/13/2045		150	151
3.850%, 05/04/2043		100	92
3.450%, 05/06/2024		150	153
3.450%, 02/09/2045		100	86
2.850%, 05/06/2021		175	178
2.700%, 05/13/2022		200	199
2.500%, 02/09/2025		75	70
1.550%, 02/07/2020		200	196
1.050%, 05/05/2017		100	100
1.000%, 05/03/2018		200	198
0.900%, 05/12/2017		100	100
Audatex North America
6.125%, 11/01/2023 (A)		140	137
6.000%, 06/15/2021 (A)		300	306
Autodesk
4.375%, 06/15/2025		100	101
Avaya
10.500%, 03/01/2021 (A)		100	81
7.000%, 04/01/2019 (A)		250	242

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Baidu
2.750%, 06/09/2019	$	200	$200
Belden
5.500%, 09/01/2022 (A)		50	50
BMC Software Finance
8.125%, 07/15/2021 (A)		150	112
Boxer Parent PIK
9.000%, 10/15/2019 (A)		100	62
CA
3.600%, 08/01/2020		50	50
CDW
6.000%, 08/15/2022		50	52
5.500%, 12/01/2024		75	76
5.000%, 09/01/2023		131	130
Cisco Systems
5.500%, 01/15/2040		100	116
4.950%, 02/15/2019		100	111
4.450%, 01/15/2020		300	329
1.650%, 06/15/2018		100	100
1.100%, 03/03/2017		200	201
CommScope
5.000%, 06/15/2021 (A)		150	148
CommScope Technologies Finance
6.000%, 06/15/2025 (A)		207	204
Corning
1.500%, 05/08/2018		100	100
eBay
3.450%, 08/01/2024		50	47
2.600%, 07/15/2022		100	92
2.200%, 08/01/2019		100	98
EMC
2.650%, 06/01/2020		100	101
1.875%, 06/01/2018		125	125
Fidelity National Information Services
3.500%, 04/15/2023		100	98
Fiserv
4.625%, 10/01/2020		100	108
Flextronics International
4.750%, 06/15/2025 (A)		50	49
Freescale Semiconductor
6.000%, 01/15/2022 (A)		200	209
Google
3.625%, 05/19/2021		100	107
Harris
4.854%, 04/27/2035		35	34
3.832%, 04/27/2025		50	49
Hewlett-Packard
2.750%, 01/14/2019		585	592
Hughes Satellite Systems
7.625%, 06/15/2021		100	110
6.500%, 06/15/2019		90	99

Adviser Managed Trust / Annual Report / July 31, 2015	33

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

IMS Health
6.000%, 11/01/2020 (A)	$	50	$52
Infor
6.500%, 05/15/2022 (A)		201	206
Infor Software Parent
7.125%, 05/01/2021 (A)		150	147
Intel
4.900%, 07/29/2045		40	41
4.800%, 10/01/2041		100	103
4.250%, 12/15/2042		150	141
3.700%, 07/29/2025		45	45
3.300%, 10/01/2021		100	103
2.700%, 12/15/2022		50	49
2.450%, 07/29/2020		185	186
1.350%, 12/15/2017		100	100
International Business Machines
7.625%, 10/15/2018		200	236
5.700%, 09/14/2017		100	109
4.000%, 06/20/2042		100	92
3.625%, 02/12/2024		350	355
1.125%, 02/06/2018		100	100
Italics Merger Sub
7.125%, 07/15/2023 (A)		51	50
KLA-Tencor
4.650%, 11/01/2024		100	99
Lam Research
2.750%, 03/15/2020		100	100
MasterCard
3.375%, 04/01/2024		100	102
Maxim Integrated Products
2.500%, 11/15/2018		200	202
Micron Technology
5.500%, 02/01/2025 (A)		150	145
5.250%, 08/01/2023 (A)		201	194
Microsoft
4.500%, 10/01/2040		100	104
4.200%, 06/01/2019		100	109
4.000%, 02/12/2055		100	91
3.750%, 02/12/2045		100	91
3.500%, 02/12/2035		150	139
2.700%, 02/12/2025		200	193
2.375%, 02/12/2022		100	99
2.375%, 05/01/2023		100	97
1.625%, 12/06/2018		100	101
Motorola Solutions
3.500%, 03/01/2023		100	95
NCR
6.375%, 12/15/2023		150	158
4.625%, 02/15/2021		100	100
Nuance Communications
5.375%, 08/15/2020 (A)		125	127
NXP Funding
3.750%, 06/01/2018 (A)		200	203
Open Text
5.625%, 01/15/2023 (A)		140	140

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Oracle
5.750%, 04/15/2018	$	350	$389
5.375%, 07/15/2040		150	168
4.375%, 05/15/2055		100	94
4.300%, 07/08/2034		100	100
4.125%, 05/15/2045		100	94
3.900%, 05/15/2035		70	67
3.400%, 07/08/2024		100	101
2.950%, 05/15/2025		250	241
2.800%, 07/08/2021		175	176
2.250%, 10/08/2019		50	50
Plantronics
5.500%, 05/31/2023 (A)		26	26
Project Homestake Merger
8.875%, 03/01/2023 (A)		80	75
QUALCOMM
4.800%, 05/20/2045		100	90
4.650%, 05/20/2035		200	187
3.450%, 05/20/2025		100	95
2.250%, 05/20/2020		100	99
Sabre
5.375%, 04/15/2023 (A)		35	35
Seagate HDD Cayman
4.750%, 01/01/2025		100	99
3.750%, 11/15/2018		200	208
SS&C Technologies Holdings
5.875%, 07/15/2023 (A)		42	43
STATS ChipPAC
4.500%, 03/20/2018 (A)		200	201
SunGard Data Systems
7.625%, 11/15/2020		100	105
6.625%, 11/01/2019		150	155
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022		100	104
Texas Instruments
1.750%, 05/01/2020		100	99
Thomson Reuters
5.650%, 11/23/2043		200	216
3.850%, 09/29/2024		125	125
TIBCO Software
11.375%, 12/01/2021 (A)		150	150
Tyco Electronics Group
2.350%, 08/01/2019		200	200
VeriSign
4.625%, 05/01/2023		150	145
ViaSat
6.875%, 06/15/2020		100	106
Western Union
5.930%, 10/01/2016		100	105
3.650%, 08/22/2018		100	104
Xerox
6.350%, 05/15/2018		150	167
5.625%, 12/15/2019		100	111
Xilinx
3.000%, 03/15/2021		150	153

34	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Zebra Technologies
7.250%, 10/15/2022 (A)	$	150	$164

			17,538

Materials — 1.7%
Agrium
5.250%, 01/15/2045		70	72
4.125%, 03/15/2035		200	183
Air Products & Chemicals
3.350%, 07/31/2024		100	101
Albemarle
4.150%, 12/01/2024		100	101
Alcoa
5.400%, 04/15/2021		250	258
5.125%, 10/01/2024		175	176
Aleris International
7.875%, 11/01/2020		50	50
7.625%, 02/15/2018		100	101
Allegheny Technologies
6.625%, 08/15/2023		50	47
ArcelorMittal
6.250%, 03/01/2021		300	303
5.250%, 02/25/2017		200	207
Ardagh Finance Holdings
8.625%, 06/15/2019 (A)		209	218
Ashland
4.750%, 08/15/2022		150	151
3.875%, 04/15/2018		100	103
Axalta Coating Systems US Holdings
7.375%, 05/01/2021 (A)		150	160
Ball
5.250%, 07/01/2025		190	191
4.000%, 11/15/2023		150	143
Barrick
5.250%, 04/01/2042		100	80
4.100%, 05/01/2023		50	45
3.850%, 04/01/2022		100	90
Barrick North America Finance
4.400%, 05/30/2021		175	170
Berry Plastics
5.500%, 05/15/2022		200	202
5.125%, 07/15/2023		125	123
BHP Billiton Finance
6.500%, 04/01/2019		100	115
5.000%, 09/30/2043		100	103
3.850%, 09/30/2023		150	153
1.625%, 02/24/2017		100	101
Building Materials Corp of America
6.750%, 05/01/2021 (A)		100	105
5.375%, 11/15/2024 (A)		150	150
BWAY Holding
9.125%, 08/15/2021 (A)		50	51

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Cascades
5.500%, 07/15/2022 (A)	$	100	$97
Celanese US Holdings
4.625%, 11/15/2022		100	98
Celulosa Arauco y Constitucion
7.250%, 07/29/2019		100	116
CF Industries
5.150%, 03/15/2034		375	364
Chemours
7.000%, 05/15/2025 (A)		130	114
6.625%, 05/15/2023 (A)		180	158
Cliffs Natural Resources
8.250%, 03/31/2020 (A)		50	45
7.750%, 03/31/2020 (A)		81	38
Consolidated Energy Finance
6.750%, 10/15/2019 (A)		200	202
CRH America
8.125%, 07/15/2018		66	77
Crown Americas
4.500%, 01/15/2023		200	194
Dow Chemical
8.550%, 05/15/2019		200	243
4.375%, 11/15/2042		100	90
4.250%, 11/15/2020		100	106
4.250%, 10/01/2034		100	94
3.500%, 10/01/2024		100	98
3.000%, 11/15/2022		50	49
E.I. du Pont de Nemours
6.000%, 07/15/2018		100	112
4.625%, 01/15/2020		100	110
2.800%, 02/15/2023		100	97
Eagle Spinco
4.625%, 02/15/2021		50	49
Eastman Chemical
4.650%, 10/15/2044		100	95
2.400%, 06/01/2017		100	102
Ecolab
4.350%, 12/08/2021		100	108
3.000%, 12/08/2016		100	102
Eldorado
6.125%, 12/15/2020 (A)		100	91
First Quantum Minerals
7.250%, 05/15/2022 (A)		250	186
6.750%, 02/15/2020 (A)		200	154
FMG Resources
9.750%, 03/01/2022 (A)		346	318
8.250%, 11/01/2019 (A)		350	255
Freeport-McMoRan
5.450%, 03/15/2043		50	37
4.550%, 11/14/2024		100	85
3.875%, 03/15/2023		100	82
3.550%, 03/01/2022		100	84
2.375%, 03/15/2018		100	93
2.300%, 11/14/2017		100	95

Adviser Managed Trust / Annual Report / July 31, 2015	35

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Georgia-Pacific
8.875%, 05/15/2031	$	100	$145
Goldcorp
3.700%, 03/15/2023		100	93
Hexion
6.625%, 04/15/2020		200	183
HudBay Minerals
9.500%, 10/01/2020		50	49
Huntsman International
4.875%, 11/15/2020		100	98
IAMGOLD
6.750%, 10/01/2020 (A)		100	73
INEOS Group Holdings
5.875%, 02/15/2019 (A)		200	202
International Paper
7.950%, 06/15/2018		100	116
7.500%, 08/15/2021		100	122
5.150%, 05/15/2046		100	99
4.800%, 06/15/2044		100	93
4.750%, 02/15/2022		100	108
JMC Steel Group
8.250%, 03/15/2018 (A)		100	89
Lubrizol
6.500%, 10/01/2034		100	126
Lundin Mining
7.500%, 11/01/2020 (A)		120	122
LYB International Finance
4.875%, 03/15/2044		50	48
LyondellBasell Industries
5.000%, 04/15/2019		200	217
4.625%, 02/26/2055		100	88
Momentive Performance Materials
3.880%, 10/24/2021		45	39
Monsanto
4.700%, 07/15/2064		50	43
4.400%, 07/15/2044		150	134
3.375%, 07/15/2024		100	96
1.150%, 06/30/2017		25	25
Mosaic
4.250%, 11/15/2023		125	128
New Gold
6.250%, 11/15/2022 (A)		100	89
Newmont Mining
6.250%, 10/01/2039		50	46
5.125%, 10/01/2019		100	107
4.875%, 03/15/2042		125	97
3.500%, 03/15/2022		100	91
Novelis
8.750%, 12/15/2020		300	317
Nucor
6.400%, 12/01/2037		100	116
4.000%, 08/01/2023		100	101
Owens-Brockway Glass Container
5.000%, 01/15/2022 (A)		115	115

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Platform Specialty Products
6.500%, 02/01/2022 (A)	$	68	$70
PolyOne
5.250%, 03/15/2023		100	99
Potash Corp of Saskatchewan
3.625%, 03/15/2024		50	51
3.000%, 04/01/2025		100	93
PQ
8.750%, 11/01/2018 (A)		100	102
Praxair
2.450%, 02/15/2022		200	196
Resolute Forest Products
5.875%, 05/15/2023		100	84
Reynolds Group Issuer
9.875%, 08/15/2019		150	158
5.750%, 10/15/2020		500	517
Rio Tinto Finance
6.500%, 07/15/2018		300	337
4.125%, 08/21/2042		100	88
3.750%, 09/20/2021		50	51
3.500%, 03/22/2022		200	200
1.625%, 08/21/2017		100	100
RPM International
5.250%, 06/01/2045		50	48
Ryerson
9.000%, 10/15/2017		100	99
Sherwin-Williams
1.350%, 12/15/2017		100	100
Silgan Holdings
5.000%, 04/01/2020		100	102
Sonoco Products
5.750%, 11/01/2040		100	111
Southern Copper
6.750%, 04/16/2040		100	99
5.375%, 04/16/2020		200	217
3.875%, 04/23/2025		60	58
Steel Dynamics
5.500%, 10/01/2024		100	99
5.125%, 10/01/2021		100	100
Teck Resources
6.250%, 07/15/2041		200	143
TPC Group
8.750%, 12/15/2020 (A)		35	31
Tronox Finance
7.500%, 03/15/2022 (A)		138	113
6.375%, 08/15/2020		100	82
Vale
5.625%, 09/11/2042		100	82
Vale Overseas
6.875%, 11/21/2036		150	140
6.250%, 01/23/2017		100	105
4.625%, 09/15/2020		50	52
4.375%, 01/11/2022		125	121

36	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Valspar
7.250%, 06/15/2019	$	100	$116
Verso Paper Holdings
11.750%, 01/15/2019		50	20
Vulcan Materials
7.500%, 06/15/2021		100	116
WR Grace & Company
5.125%, 10/01/2021 (A)		100	101

			16,507

Telecommunication Services — 2.1%
Acosta
7.750%, 10/01/2022 (A)		100	99
Altice
7.750%, 05/15/2022 (A)		300	302
7.625%, 02/15/2025 (A)		250	245
Altice Financing
6.625%, 02/15/2023 (A)		400	412
Altice US Finance I
5.375%, 07/15/2023 (A)		250	251
America Movil
6.125%, 03/30/2040		100	116
5.000%, 03/30/2020		250	276
2.375%, 09/08/2016		200	203
AT&T
6.500%, 09/01/2037		585	670
5.800%, 02/15/2019		100	112
5.500%, 02/01/2018		200	218
4.800%, 06/15/2044		100	93
4.750%, 05/15/2046		235	217
4.500%, 05/15/2035		45	42
4.350%, 06/15/2045		100	86
3.900%, 03/11/2024		100	101
3.400%, 05/15/2025		350	334
3.000%, 02/15/2022		150	146
3.000%, 06/30/2022		200	194
2.450%, 06/30/2020		200	197
2.400%, 08/15/2016		100	101
1.600%, 02/15/2017		100	100
British Telecommunications
9.625%, 12/15/2030		150	224
CenturyLink
5.800%, 03/15/2022		100	97
5.625%, 04/01/2020		400	409
Cequel Communications Holdings
6.375%, 09/15/2020 (A)		200	201
5.125%, 12/15/2021 (A)		200	186
Cincinnati Bell
8.375%, 10/15/2020		50	52
Consolidated Communications
6.500%, 10/01/2022 (A)		100	93
CSC Holdings
5.250%, 06/01/2024		150	139

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Deutsche Telekom International Finance
8.750%, 06/15/2030	$	200	$284
Embarq
7.995%, 06/01/2036		50	55
Frontier Communications
6.250%, 09/15/2021		300	277
Gray Television
7.500%, 10/01/2020		100	106
Grupo Televisa
6.000%, 05/15/2018		100	110
5.000%, 05/13/2045		200	190
Inmarsat Finance
4.875%, 05/15/2022 (A)		100	98
Intelsat Jackson Holdings
7.250%, 10/15/2020		150	149
5.500%, 08/01/2023		400	363
Intelsat Luxembourg
7.750%, 06/01/2021		250	199
Koninklijke
8.375%, 10/01/2030		50	66
Level 3 Financing
5.375%, 08/15/2022		350	353
McGraw-Hill Global Education Holdings
9.750%, 04/01/2021		100	111
MDC Partners
6.750%, 04/01/2020 (A)		100	99
MHGE Parent
8.500%, 08/01/2019 (A)		119	121
Millicom International Cellular
6.000%, 03/15/2025 (A)		200	197
Numericabel Group
6.250%, 05/15/2024 (A)		250	254
6.000%, 05/15/2022 (A)		500	509
4.875%, 05/15/2019 (A)		350	355
Orange
9.000%, 03/01/2031		100	141
5.500%, 02/06/2044		25	27
2.750%, 02/06/2019		200	204
Outfront Media Capital
5.250%, 02/15/2022		100	100
Qwest
6.750%, 12/01/2021		100	109
Rogers Communications
6.800%, 08/15/2018		100	114
5.000%, 03/15/2044		100	100
SBA Communications
4.875%, 07/15/2022		100	98
SBA Telecommunications
5.750%, 07/15/2020		100	104
SoftBank Group
4.500%, 04/15/2020 (A)		300	301

Adviser Managed Trust / Annual Report / July 31, 2015	37

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Sprint
7.875%, 09/15/2023	$	550	$527
7.125%, 06/15/2024		250	229
Sprint Communications
9.000%, 11/15/2018 (A)		400	448
Telecom Italia
5.303%, 05/30/2024 (A)		200	201
Telefonica Emisiones
7.045%, 06/20/2036		100	123
5.134%, 04/27/2020		100	111
3.192%, 04/27/2018		300	308
Telesat Canada
6.000%, 05/15/2017 (A)		150	153
T-Mobile
6.625%, 04/01/2023		300	319
6.375%, 03/01/2025		200	210
6.250%, 04/01/2021		150	157
Unitymedia GmbH
6.125%, 01/15/2025 (A)		100	103
UPCB Finance V
7.250%, 11/15/2021 (A)		135	145
UPCB Finance VI
6.875%, 01/15/2022 (A)		135	144
Verizon Communications
6.550%, 09/15/2043		157	186
6.400%, 09/15/2033		54	62
6.400%, 02/15/2038		250	291
5.050%, 03/15/2034		300	302
5.012%, 08/21/2054		379	350
4.672%, 03/15/2055 (A)		117	102
4.522%, 09/15/2048 (A)		453	403
4.500%, 09/15/2020		300	323
4.272%, 01/15/2036 (A)		475	431
4.150%, 03/15/2024		450	464
3.650%, 09/14/2018		200	210
3.500%, 11/01/2024		300	295
2.625%, 02/21/2020		298	298
2.500%, 09/15/2016		205	208
Videotron
5.375%, 06/15/2024 (A)		100	101
5.000%, 07/15/2022		100	101
Virgin Media Secured Finance
5.375%, 04/15/2021 (A)		180	185
5.250%, 01/15/2026 (A)		250	241
Visant
10.000%, 10/01/2017		100	78
Vodafone Group
6.150%, 02/27/2037		200	217
2.950%, 02/19/2023		500	471
1.250%, 09/26/2017		100	99
WideOpenWest Finance
10.250%, 07/15/2019		50	53
Wind Acquisition Finance
7.375%, 04/23/2021 (A)		600	636
4.750%, 07/15/2020 (A)		200	205

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Windstream Services
7.750%, 10/15/2020	$	100	$92
6.375%, 08/01/2023		200	155
WMG Acquisition
6.750%, 04/15/2022 (A)		100	96
Zayo Group
6.000%, 04/01/2023 (A)		170	171

			21,114

Utilities — 1.7%
AES
7.375%, 07/01/2021		100	110
4.875%, 05/15/2023		100	95
AGL Capital
3.500%, 09/15/2021		100	105
Alabama Power
3.750%, 03/01/2045		100	91
Ameren Illinois
3.250%, 03/01/2025		100	100
American Electric Power
1.650%, 12/15/2017		100	100
American Water Capital
6.593%, 10/15/2037		100	132
AmeriGas Finance
7.000%, 05/20/2022		200	213
Appalachian Power
7.000%, 04/01/2038		100	128
4.450%, 06/01/2045		100	97
3.400%, 06/01/2025		100	99
Arizona Public Service
2.200%, 01/15/2020		150	149
Atmos Energy
4.125%, 10/15/2044		100	96
Berkshire Hathaway Energy
6.500%, 09/15/2037		350	438
6.125%, 04/01/2036		200	240
2.000%, 11/15/2018		200	201
Calpine
6.000%, 01/15/2022 (A)		100	106
5.750%, 01/15/2025		200	195
5.375%, 01/15/2023		200	195
CenterPoint Energy Houston Electric
4.500%, 04/01/2044		100	105
CenterPoint Energy Resources
4.500%, 01/15/2021		100	108
Commonwealth Edison
3.700%, 03/01/2045		50	46
Connecticut Light & Power
4.150%, 06/01/2045		100	99
Consolidated Edison of New York
6.300%, 08/15/2037		100	127
5.850%, 04/01/2018		100	112
4.450%, 03/15/2044		100	101

38	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Consumers Energy
3.950%, 05/15/2043	$	50	$49
2.850%, 05/15/2022		100	101
Dominion Gas Holdings
4.600%, 12/15/2044		25	24
3.600%, 12/15/2024		100	100
2.500%, 12/15/2019		50	50
Dominion Resources
4.050%, 09/15/2042		100	91
2.500%, 12/01/2019		100	100
1.250%, 03/15/2017		200	200
DPL
7.250%, 10/15/2021		100	107
6.500%, 10/15/2016		70	73
DTE Electric
3.700%, 03/15/2045		50	47
DTE Energy
3.300%, 06/15/2022 (A)		50	51
2.400%, 12/01/2019		125	125
Duke Energy
3.750%, 04/15/2024		100	102
1.625%, 08/15/2017		250	251
Duke Energy Carolinas
4.250%, 12/15/2041		100	101
Duke Energy Florida
6.400%, 06/15/2038		450	586
Duke Energy Progress
5.300%, 01/15/2019		100	111
4.150%, 12/01/2044		50	50
Dynegy
7.625%, 11/01/2024 (A)		390	403
7.375%, 11/01/2022 (A)		140	145
6.750%, 11/01/2019 (A)		225	232
Enel
8.750%, 09/24/2073 (A) (B)		150	177
Entergy
5.125%, 09/15/2020		100	109
4.000%, 07/15/2022		100	102
Entergy Arkansas
3.700%, 06/01/2024		100	104
Eversource Energy
3.150%, 01/15/2025		100	97
Exelon
5.100%, 06/15/2045		100	103
3.950%, 06/15/2025		100	101
1.550%, 06/09/2017		100	100
Exelon Generation
6.250%, 10/01/2039		300	333
6.200%, 10/01/2017		100	109
5.600%, 06/15/2042		100	103
4.250%, 06/15/2022		100	103
2.950%, 01/15/2020		100	100
Ferrellgas
6.500%, 05/01/2021		100	100

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

FirstEnergy
2.750%, 03/15/2018	$	100	$101
FirstEnergy Transmission
4.350%, 01/15/2025 (A)		175	179
Florida Power & Light
5.950%, 02/01/2038		200	251
4.050%, 10/01/2044		75	74
Georgia Power
4.300%, 03/15/2042		125	118
Great Plains Energy
4.850%, 06/01/2021		155	171
Hydro-Quebec
1.375%, 06/19/2017		250	252
Idaho Power MTN
3.650%, 03/01/2045		25	23
Interstate Power & Light
3.250%, 12/01/2024		100	102
Kentucky Utilities
5.125%, 11/01/2040		194	220
MidAmerican Energy
2.400%, 03/15/2019		100	102
National Fuel Gas
5.200%, 07/15/2025		100	101
NextEra Energy Capital Holdings
2.400%, 09/15/2019		150	150
NiSource Finance
6.400%, 03/15/2018		105	117
5.650%, 02/01/2045		50	58
Northern States Power
4.125%, 05/15/2044		200	200
NRG Energy
7.875%, 05/15/2021		250	263
6.250%, 07/15/2022		150	151
Ohio Edison
6.875%, 07/15/2036		200	251
Oklahoma Gas & Electric
4.000%, 12/15/2044		50	48
Oncor Electric Delivery
3.750%, 04/01/2045 (A)		100	91
2.950%, 04/01/2025 (A)		50	48
2.150%, 06/01/2019		100	100
ONE Gas
2.070%, 02/01/2019		100	100
Pacific Gas & Electric
8.250%, 10/15/2018		100	120
6.050%, 03/01/2034		400	488
5.800%, 03/01/2037		100	117
4.750%, 02/15/2044		50	53
4.300%, 03/15/2045		30	30
PacifiCorp
3.600%, 04/01/2024		100	103
Potomoc Electric Power
6.500%, 11/15/2037		100	131

Adviser Managed Trust / Annual Report / July 31, 2015	39

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

PPL Capital Funding
3.400%, 06/01/2023	$	100	$99
Progress Energy
4.400%, 01/15/2021		100	107
PSEG Power
8.625%, 04/15/2031		200	279
Public Service Colorado
2.900%, 05/15/2025		100	98
Public Service Electric & Gas MTN
4.050%, 05/01/2045		50	50
San Diego Gas & Electric
6.000%, 06/01/2026		250	308
SCANA
4.125%, 02/01/2022		50	50
Sempra Energy
2.400%, 03/15/2020		50	50
South Carolina Electric & Gas
5.100%, 06/01/2065		50	52
4.500%, 06/01/2064		100	94
Southern
2.150%, 09/01/2019		250	248
Southern California Edison
5.950%, 02/01/2038		200	250
4.650%, 10/01/2043		100	108
3.500%, 10/01/2023		100	103
Southern California Gas
1.550%, 06/15/2018		100	100
Southern Power
2.375%, 06/01/2020		50	49
1.500%, 06/01/2018		50	50
Southwestern Electric Power
3.900%, 04/01/2045		50	45
Suburban Propane Partners
5.500%, 06/01/2024		100	100
Talen Energy Supply
6.500%, 06/01/2025 (A)		78	76
4.625%, 07/15/2019 (A)		200	194
4.600%, 12/15/2021		100	90
TECO Finance
5.150%, 03/15/2020		100	112
Terraform Global Operating
9.750%, 08/15/2022 (A)		100	99
TerraForm Power Operating
5.875%, 02/01/2023 (A)		91	92
Union Electric
3.650%, 04/15/2045		100	91
Virginia Electric & Power
8.875%, 11/15/2038		150	237
4.200%, 05/15/2045		25	25
WEC Energy Group
3.550%, 06/15/2025		100	100
2.450%, 06/15/2020		100	100
Wisconsin Electric Power
3.100%, 06/01/2025		100	100

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Xcel Energy
4.700%, 05/15/2020	$	125	$136

			16,433

Total Corporate Obligations (Cost $294,097) ($ Thousands)			287,401

MORTGAGE-BACKED SECURITIES — 22.6%

Agency Mortgage-Backed Obligations — 21.6%
FHLMC
5.500%, 10/01/2038 to 06/01/2041		2,885	3,224
5.000%, 09/01/2023 to 11/01/2041		3,977	4,393
4.500%, 08/01/2040 to 03/01/2044		4,401	4,792
4.000%, 03/01/2019 to 03/01/2041		5,298	5,664
3.500%, 10/01/2024 to 04/01/2045		7,521	7,823
3.000%, 09/01/2029 to 04/01/2045		5,531	5,682
2.500%, 10/01/2029		676	687
FHLMC Multifamily Structured Pass-Through Certificates, Ser K005, Cl A2
4.317%, 11/25/2019		755	828
FHLMC Multifamily Structured Pass-Through Certificates, Ser K007, Cl A2
4.224%, 03/25/2020		760	834
FHLMC Multifamily Structured Pass-Through Certificates, Ser K038, Cl A2
3.389%, 03/25/2024		750	788
FHLMC Multifamily Structured Pass-Through Certificates, Ser K703, Cl A2
2.699%, 05/25/2018		100	104
FHLMC TBA
4.500%, 08/15/2036		1,000	1,083
4.000%, 08/15/2041		4,000	4,247
3.500%, 08/15/2030 to 08/25/2041		6,300	6,547
3.000%, 08/01/2042 to 08/01/2042		7,250	7,291
2.500%, 08/15/2027		3,750	3,804
FNMA
6.000%, 07/01/2036 to 10/01/2039		1,828	2,077
5.500%, 01/01/2035 to 09/01/2041		4,671	5,259
5.000%, 07/01/2040 to 05/01/2042		4,065	4,500

40	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

4.500%, 04/01/2019 to 06/01/2044	$	6,873	$7,491
4.000%, 09/01/2018 to 03/01/2045		7,507	7,958
3.500%, 01/01/2027 to 05/01/2045		11,156	11,652
3.000%, 08/01/2029 to 05/01/2045		10,433	10,622
2.500%, 02/01/2030 to 03/01/2043		2,421	2,447
FNMA TBA
4.500%, 09/01/2033		1,500	1,627
4.000%, 08/15/2043		12,500	13,298
3.500%, 08/01/2026 to 08/01/2040		12,750	13,247
3.000%, 08/25/2026 to 08/01/2042		11,600	11,801
2.500%, 08/25/2027		4,800	4,872
FNMA, Ser 2012-M2, Cl A2
2.717%, 02/25/2022		500	512
FNMA, Ser 2014-M11, Cl 2A
3.309%, 08/25/2026 (B)		999	1,035
FNMA, Ser 2015-M1, Cl A2
2.532%, 09/25/2024		350	343
GNMA
6.500%, 11/15/2038		120	147
5.500%, 01/15/2033 to 10/20/2043		2,237	2,528
5.000%, 10/15/2033 to 10/20/2044		3,648	4,043
4.500%, 04/15/2040 to 04/20/2045		6,831	7,416
4.000%, 01/15/2042 to 02/20/2045		8,861	9,423
3.500%, 06/20/2042 to 06/20/2045		12,000	12,560
3.000%, 12/20/2042 to 06/20/2045		7,497	7,656
GNMA TBA
4.500%, 08/15/2039		500	539
4.000%, 08/01/2039		2,000	2,129
3.500%, 08/15/2041		4,800	5,011
3.000%, 08/15/2042 to 08/15/2042		3,500	3,560

			211,544

Non-Agency Mortgage-Backed Obligations — 1.0%
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl A4
5.694%, 06/11/2050 (B)		230	244
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049		500	518

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A4
3.024%, 09/10/2045	$	250	$254
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl A5
3.855%, 05/10/2047		265	280
Comm Mortgage Trust, Ser 2013-CR13, Cl A2
3.039%, 12/10/2018		500	519
Comm Mortgage Trust, Ser 2013-CR6, Cl A2
2.122%, 03/10/2046		500	507
Comm Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047		270	288
Comm Mortgage Trust, Ser 2014-UBS3, Cl A3
3.546%, 06/10/2047		700	722
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A4B
6.037%, 12/10/2049 (B)		425	449
GS Mortgage Securities II, Ser 2014-GC20, Cl A5
3.998%, 04/10/2047		265	283
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4
3.801%, 09/15/2047		500	524
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl A4
5.695%, 02/12/2049 (B)		348	368
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl A2
1.797%, 10/15/2045		1,000	1,005
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/2040 (B)		280	293
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-7, Cl A4
5.743%, 06/12/2050 (B)		262	279
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-9, Cl A4
5.700%, 09/12/2049		265	282
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A3
3.592%, 06/15/2047		1,000	1,042
Morgan Stanley Capital I, Ser 2007-IQ16, Cl A4
5.809%, 12/12/2049		224	240

Adviser Managed Trust / Annual Report / July 31, 2015	41

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046		305	$311
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C33, Cl A4
5.951%, 02/15/2051 (B)		721	756
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl A5
4.101%, 03/15/2047		250	269
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl A4
3.488%, 09/15/2057		300	308

			9,741

Total Mortgage-Backed Securities (Cost $219,948) ($ Thousands)			221,285

SOVEREIGN DEBT — 15.8%
Armenia Government Bond
7.150%, 03/26/2025		200	198
Azerbaijan Government Bond
4.750%, 03/18/2024 (A)		200	197
Bahrain Government Bond
6.125%, 07/05/2022 (A)		600	668
6.000%, 09/19/2044 (A)		200	182
5.500%, 03/31/2020 (A)		200	218
Belarus Government Bond
8.950%, 01/26/2018		100	100
Bolivian Government Bond
5.950%, 08/22/2023		200	209
Brazil Government Bond
8.250%, 01/20/2034		550	660
8.000%, 01/15/2018		222	241
7.125%, 01/20/2037		200	218
6.000%, 01/17/2017		950	1,008
5.875%, 01/15/2019		600	658
5.625%, 01/07/2041		650	601
5.000%, 01/27/2045		900	753
4.875%, 01/22/2021		900	929
4.250%, 01/07/2025		1,800	1,698
2.625%, 01/05/2023		550	479
Bundesobligation
0.220%, 04/17/2020 (C)	EUR	175	194
Bundesrepublik Deutschland
4.750%, 07/04/2034	EUR	521	931
2.500%, 07/04/2044	EUR	882	1,259
Canada Government Bond
2.250%, 06/01/2025	CAD	744	614

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

1.750%, 09/01/2019	CAD	778	$628
1.625%, 02/27/2019		100	101
1.125%, 03/19/2018		200	201
0.875%, 02/14/2017		100	100
Chile Government Bond
3.625%, 10/30/2042		150	136
3.250%, 09/14/2021		400	420
3.125%, 03/27/2025		400	403
2.250%, 10/30/2022		150	146
Colombia Government Bond
7.375%, 01/27/2017		200	217
7.375%, 03/18/2019		950	1,100
7.375%, 09/18/2037		325	398
6.125%, 01/18/2041		500	539
5.625%, 02/26/2044		700	711
5.000%, 06/15/2045		400	371
4.375%, 07/12/2021		200	208
4.000%, 02/26/2024		800	797
2.625%, 03/15/2023		300	274
Costa Rica Government Bond
7.158%, 03/12/2045		200	192
7.000%, 04/04/2044 (A)		200	191
4.375%, 04/30/2025 (A)		200	180
4.250%, 01/26/2023 (A)		200	184
Croatia Government Bond
6.750%, 11/05/2019		500	550
6.375%, 03/24/2021		550	592
6.250%, 04/27/2017 (A)		200	211
6.000%, 01/26/2024		250	263
5.500%, 04/04/2023		250	257
Dominican Republic Government Bond
7.500%, 05/06/2021		200	224
7.450%, 04/30/2044		350	376
6.850%, 01/27/2045		300	305
6.600%, 01/28/2024		300	325
5.875%, 04/18/2024		100	104
5.500%, 01/27/2025		300	301
Ecuador Government Bond
10.500%, 03/24/2020		400	382
7.950%, 06/20/2024		400	335
Egypt Government Bond
6.875%, 04/30/2040		100	96
5.875%, 06/11/2025		300	294
5.750%, 04/29/2020		300	313
El Salvador Government Bond
7.750%, 01/24/2023		150	161
7.650%, 06/15/2035		60	60
7.625%, 02/01/2041 (A)		300	297
7.375%, 12/01/2019		250	270
6.375%, 01/18/2027		300	286

42	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Ethiopia Government Bond
6.625%, 12/11/2024		200	$197
Export Development Canada
1.625%, 12/03/2019		300	301
0.625%, 12/15/2016		100	100
Export-Import Bank of Korea
4.000%, 01/11/2017		200	208
2.875%, 01/21/2025		200	195
FMS Wertmanagement
1.125%, 09/05/2017		400	402
France Government Bond
6.000%, 10/25/2025	EUR	542	895
4.250%, 10/25/2023	EUR	782	1,113
2.500%, 05/25/2030	EUR	950	1,203
1.000%, 05/25/2019	EUR	939	1,077
French Treasury Note
1.000%, 07/25/2017	EUR	780	882
Gabonese Government Bond
6.950%, 06/16/2025		200	193
6.375%, 12/12/2024		200	187
Georgia Government Bond
6.875%, 04/12/2021 (A)		200	211
Ghana Government Bond
8.500%, 10/04/2017		200	206
8.125%, 01/18/2026		200	185
Guatemala Government Bond
4.875%, 02/13/2028		200	197
Honduras Government Bond
7.500%, 03/15/2024		200	216
Hungary Government Bond
7.625%, 03/29/2041		250	336
6.375%, 03/29/2021		450	514
6.250%, 01/29/2020		350	395
5.750%, 11/22/2023		400	446
5.375%, 02/21/2023		400	436
5.375%, 03/25/2024		350	383
4.000%, 03/25/2019		600	624
Indonesia Government Bond
11.625%, 03/04/2019		300	391
8.500%, 10/12/2035		200	268
7.750%, 01/17/2038		600	761
6.875%, 01/17/2018		600	671
6.750%, 01/15/2044 (A)		275	320
6.625%, 02/17/2037		300	338
5.875%, 03/13/2020		600	668
5.875%, 01/15/2024 (A)		700	780
5.250%, 01/17/2042 (A)		300	292
5.125%, 01/15/2045 (A)		400	385
4.875%, 05/05/2021 (A)		450	476
4.625%, 04/15/2043 (A)		400	362
4.125%, 01/15/2025 (A)		400	395
3.750%, 04/25/2022 (A)		200	197
3.375%, 04/15/2023 (A)		200	190

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Israel Government Bond
4.500%, 01/30/2043		200	$201
4.000%, 06/30/2022		200	216
Italy Buoni Poliennali Del Tesoro
9.000%, 11/01/2023	EUR	445	771
4.750%, 09/01/2028	EUR	654	934
4.000%, 09/01/2020	EUR	613	783
3.750%, 05/01/2021	EUR	632	803
3.500%, 06/01/2018	EUR	452	545
2.500%, 12/01/2024	EUR	590	693
2.150%, 12/15/2021	EUR	643	751
1.150%, 05/15/2017	EUR	2,294	2,581
1.050%, 12/01/2019	EUR	382	429
Italy Government Bond MTN
6.875%, 09/27/2023		100	125
5.375%, 06/15/2033		150	170
5.250%, 09/20/2016		150	157
Ivory Coast Government Bond
6.375%, 03/03/2028		200	192
5.750%, 12/31/2032		400	367
5.375%, 07/23/2024		200	186
Jamaica Government Bond
7.625%, 07/09/2025		200	222
6.750%, 04/28/2028		300	301
Japan Bank for International Cooperation
2.125%, 02/10/2025		200	193
1.750%, 11/13/2018		550	555
Japan Government Five Year Bond
0.300%, 03/20/2017	JPY	113,300	919
0.200%, 06/20/2017	JPY	126,650	1,026
0.200%, 12/20/2017	JPY	100,000	811
0.200%, 12/20/2018	JPY	292,550	2,374
0.100%, 03/20/2018	JPY	58,700	475
0.100%, 06/20/2019	JPY	293,500	2,373
0.100%, 06/20/2020	JPY	96,500	779
Japan Government Ten Year Bond
0.700%, 12/20/2022	JPY	201,550	1,684
0.600%, 03/20/2023	JPY	230,200	1,909
0.500%, 09/20/2024	JPY	236,650	1,935
Japan Government Thirty Year Bond
2.500%, 03/20/2036	JPY	163,500	1,629
1.700%, 09/20/2044	JPY	180,150	1,551
Japan Government Twenty Year Bond
3.500%, 03/20/2017	JPY	58,000	495
2.100%, 03/20/2030	JPY	189,500	1,812
1.600%, 03/20/2033	JPY	130,250	1,153
1.500%, 03/20/2033	JPY	140,600	1,227

Adviser Managed Trust / Annual Report / July 31, 2015	43

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Japan Government Two Year Bond
0.100%, 09/15/2016	JPY	85,000	$687
Kazakhstan Government Bond MTN
6.500%, 07/21/2045 (A)		250	249
5.125%, 07/21/2025 (A)		550	544
4.875%, 10/14/2044 (A)		200	165
3.875%, 10/14/2024 (A)		200	185
Kenya Government Bond
6.875%, 06/24/2024		400	393
5.875%, 06/24/2019		200	201
Korea Government Bond
3.875%, 09/11/2023		200	216
Lebanon Government Bond MTN
9.000%, 03/20/2017		550	592
6.650%, 02/26/2030		350	357
6.600%, 11/27/2026		900	921
6.375%, 03/09/2020		200	208
6.100%, 10/04/2022		100	102
5.800%, 04/14/2020		550	553
5.450%, 11/28/2019		1,200	1,210
5.150%, 11/12/2018		100	101
Mexico Government Bond MTN
6.750%, 09/27/2034		1,125	1,420
6.050%, 01/11/2040		500	577
5.950%, 03/19/2019		150	168
5.750%, 10/12/2110		650	652
5.625%, 01/15/2017		1,150	1,221
5.550%, 01/21/2045		650	702
5.125%, 01/15/2020		750	826
4.750%, 03/08/2044		1,000	970
4.600%, 01/23/2046		900	848
4.000%, 10/02/2023		1,050	1,082
3.625%, 03/15/2022		500	507
3.600%, 01/30/2025		900	893
3.500%, 01/21/2021		700	716
Mongolia Government Bond MTN
5.125%, 12/05/2022		200	172
Morocco Government Bond
5.500%, 12/11/2042 (A)		200	202
4.250%, 12/11/2022 (A)		200	203
Namibia Government Bond
5.500%, 11/03/2021 (A)		200	215
Nigeria Government Bond
5.125%, 07/12/2018		200	199
Pakistan Government Bond
8.250%, 04/15/2024		200	214
7.250%, 04/15/2019		250	260
6.875%, 06/01/2017		100	104
Panama Government Bond
6.700%, 01/26/2036		500	625

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

5.200%, 01/30/2020	$	450	$495
4.300%, 04/29/2053		200	178
4.000%, 09/22/2024		650	659
3.750%, 03/16/2025		700	697
Paraguay Government Bond
6.100%, 08/11/2044		200	208
4.625%, 01/25/2023 (A)		200	202
Peru Government Bond
8.750%, 11/21/2033		250	377
7.350%, 07/21/2025		750	977
7.125%, 03/30/2019		300	350
6.550%, 03/14/2037		500	624
5.625%, 11/18/2050		550	619
Philippines Government Bond
9.875%, 01/15/2019		150	189
8.375%, 06/17/2019		300	369
7.750%, 01/14/2031		550	801
6.375%, 10/23/2034		900	1,208
5.500%, 03/30/2026		850	1,013
5.000%, 01/13/2037		400	470
4.200%, 01/21/2024		1,250	1,375
4.000%, 01/15/2021		450	486
3.950%, 01/20/2040		600	615
Poland Government Bond
6.375%, 07/15/2019		850	985
5.125%, 04/21/2021		550	618
5.000%, 03/23/2022		500	558
4.000%, 01/22/2024		550	581
3.000%, 03/17/2023		300	298
Province of British Columbia Canada
2.000%, 10/23/2022		225	222
1.200%, 04/25/2017		100	101
Province of Manitoba Canada
3.050%, 05/14/2024		100	103
1.125%, 06/01/2018		100	100
Province of Ontario Canada
4.950%, 11/28/2016		350	369
4.400%, 04/14/2020		200	223
3.200%, 05/16/2024		200	210
2.000%, 01/30/2019		100	101
Province of Quebec Canada
7.500%, 09/15/2029		300	437
3.500%, 07/29/2020		250	269
Qatar Government Bond
9.750%, 06/15/2030 (A)		200	327
6.550%, 04/09/2019 (A)		200	234
6.400%, 01/20/2040 (A)		200	260
5.750%, 01/20/2042 (A)		200	240
5.250%, 01/20/2020 (A)		300	339
4.500%, 01/20/2022 (A)		550	611
3.125%, 01/20/2017 (A)		450	465
Romania Government Bond MTN
6.750%, 02/07/2022 (A)		400	472

44	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

6.125%, 01/22/2044 (A)	$	200	$230
4.875%, 01/22/2024 (A)		150	161
4.375%, 08/22/2023 (A)		300	312
Russian Foreign Bond - Eurobond
12.750%, 06/24/2028 (A)		475	734
11.000%, 07/24/2018 (A)		550	662
7.500%, 03/31/2030		2,172	2,541
5.875%, 09/16/2043 (A)		200	189
5.625%, 04/04/2042 (A)		600	550
5.000%, 04/29/2020		700	714
4.875%, 09/16/2023 (A)		800	778
4.500%, 04/04/2022 (A)		400	389
3.500%, 01/16/2019 (A)		400	395
3.250%, 04/04/2017 (A)		600	609
Senegal Government Bond
6.250%, 07/30/2024		200	193
Serbia Government Bond
7.250%, 09/28/2021		450	506
5.875%, 12/03/2018		200	211
5.250%, 11/21/2017		200	207
4.875%, 02/25/2020		200	202
South Africa Government Bond
6.875%, 05/27/2019		250	285
6.250%, 03/08/2041		100	114
5.875%, 05/30/2022		200	222
5.875%, 09/16/2025		500	556
5.500%, 03/09/2020		800	870
5.375%, 07/24/2044		200	202
4.665%, 01/17/2024		400	410
Sri Lanka Government Bond
6.250%, 10/04/2020 (A)		300	309
6.250%, 07/27/2021 (A)		200	204
6.000%, 01/14/2019		200	206
5.875%, 07/25/2022 (A)		200	198
Svensk Exportkredit MTN
5.125%, 03/01/2017		100	107
1.875%, 06/23/2020		200	200
Turkey Government Bond
7.500%, 07/14/2017		700	770
7.500%, 11/07/2019		450	517
7.375%, 02/05/2025		650	773
7.000%, 09/26/2016		300	319
7.000%, 06/05/2020		250	284
6.875%, 03/17/2036		1,500	1,725
6.750%, 04/03/2018		550	605
6.750%, 05/30/2040		400	456
6.625%, 02/17/2045		450	514
6.250%, 09/26/2022		700	773
6.000%, 01/14/2041		600	627
5.750%, 03/22/2024		1,200	1,289
5.625%, 03/30/2021		1,000	1,072
4.875%, 04/16/2043		625	562
4.250%, 04/14/2026		600	569

Description		Face Amount (Thousands) (1)	Market Value ($ Thousands)
Ukraine Government AID Bond
1.847%, 05/29/2020		263	$265
Ukraine Government Bond
9.250%, 07/24/2017 (A)		400	235
7.950%, 02/23/2021 (A)		200	117
7.800%, 11/28/2022		700	410
7.750%, 09/23/2020		400	230
7.500%, 04/17/2023		200	117
6.750%, 11/14/2017		100	58
United Kingdom Gilt
4.750%, 12/07/2038	GBP	220	480
4.250%, 06/07/2032	GBP	448	883
4.250%, 12/07/2040	GBP	233	480
3.750%, 07/22/2052	GBP	640	1,300
2.250%, 09/07/2023	GBP	840	1,354
2.000%, 01/22/2016	GBP	589	926
2.000%, 07/22/2020	GBP	1,036	1,660
1.250%, 07/22/2018	GBP	302	475
Uruguay Government Bond
7.625%, 03/21/2036		300	400
5.100%, 06/18/2050		600	576
4.500%, 08/14/2024		600	633
Venezuela Government Bond
12.750%, 08/23/2022		900	401
11.950%, 08/05/2031		500	208
11.750%, 10/21/2026		1,050	437
9.375%, 01/13/2034		650	245
9.250%, 09/15/2027		500	209
9.250%, 05/07/2028		200	74
9.000%, 05/07/2023		600	219
8.250%, 10/13/2024		100	36
7.750%, 10/13/2019		250	92
7.650%, 04/21/2025		500	176
7.000%, 03/31/2038		500	172
Vietnam Government Bond
6.750%, 01/29/2020		150	167
4.800%, 11/19/2024		200	200
Zambia Government Bond
8.970%, 07/30/2027		200	194
8.500%, 04/14/2024		200	191
5.375%, 09/20/2022		200	169

Total Sovereign Debt (Cost $159,399) ($ Thousands)			154,042

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
FFCB
4.875%, 01/17/2017		250	265
1.100%, 06/01/2018		250	250
FHLB
5.500%, 07/15/2036		225	296
4.750%, 12/16/2016		700	740
1.625%, 06/14/2019		1,250	1,257
1.125%, 04/25/2018		2,000	2,007
0.625%, 11/23/2016		700	701

Adviser Managed Trust / Annual Report / July 31, 2015	45

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC
6.250%, 07/15/2032	$	300	$423
2.375%, 01/13/2022		375	383
2.000%, 08/25/2016		2,000	2,032
1.375%, 05/01/2020		1,200	1,186
1.000%, 03/08/2017 to 07/28/2017		2,450	2,464
0.875%, 10/14/2016 to 03/07/2018		1,100	1,100
FNMA
6.625%, 11/15/2030		475	684
5.250%, 09/15/2016		2,250	2,371
2.625%, 09/06/2024		600	607
1.875%, 02/19/2019		150	153
1.750%, 09/12/2019		750	758
1.625%, 01/21/2020		375	376
1.500%, 06/22/2020		300	298
1.375%, 11/15/2016		300	303
1.125%, 04/27/2017		600	605
1.000%, 09/27/2017		800	804
0.875%, 12/20/2017 to 02/08/2018		1,500	1,495
0.625%, 08/26/2016		650	651
Tennessee Valley Authority
5.250%, 09/15/2039		275	342
3.500%, 12/15/2042		125	121
2.875%, 09/15/2024		500	508

Total U.S. Government Agency Obligations (Cost $23,140) ($ Thousands)			23,180

MUNICIPAL BONDS — 0.6%
Bay Area, Toll Authority, RB
6.263%, 04/01/2049		200	266
California State, East Bay Municipal Utility District, Water System Revenue, RB
5.874%, 06/01/2040		200	253
California State, GO
7.600%, 11/01/2040		175	263
7.550%, 04/01/2039		350	517
Chicago, GO
7.781%, 01/01/2035		250	257
Connecticut State, Ser A, GO
5.850%, 03/15/2032		200	244
Georgia State, Municipal Electric Authority, RB
6.655%, 04/01/2057		100	119
6.637%, 04/01/2057		200	244
Illinois State, GO
5.100%, 06/01/2033		400	380
4.950%, 06/01/2023		100	101
4.350%, 06/01/2018		100	103
Los Angeles, Unified School District, GO
5.750%, 07/01/2034		200	241

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

New Jersey State, Turnpike Authority, RB
7.414%, 01/01/2040	$	225	$314
7.102%, 01/01/2041		350	474
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062		200	198
New York & New Jersey, Port Authority, RB Callable 06/01/2025 @ 100
4.823%, 06/01/2045		50	51
New York City, GO Callable 12/01/2020 @ 100
6.646%, 12/01/2031		200	236
New York State, Metropolitan Transportation Authority, RB
6.814%, 11/15/2040		250	330
Texas State, Build America Bonds, GO
5.517%, 04/01/2039		200	252
Texas State, Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030		200	232
University of California, Ser AJ, RB
4.601%, 05/15/2031		250	270
University of California, Ser AQ, RB
4.767%, 05/15/2115		250	233

Total Municipal Bonds (Cost $5,637) ($ Thousands)			5,578

ASSET-BACKED SECURITIES — 0.4%
Ally Master Owner Trust, Ser 2014-1, Cl A2
1.290%, 01/15/2019		250	251
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A4
1.690%, 10/22/2018		100	100
Capital One Multi-Asset Execution Trust, Ser 2014-A2, Cl A2
1.260%, 01/15/2020		500	501
CarMax Auto Owner Trust, Ser 2014-3, Cl A3
1.160%, 06/17/2019		300	300
Chase Issuance Trust, Ser 2012-A7, Cl A7
2.160%, 09/16/2024		300	294
Citibank Credit Card Issuance Trust, Ser 2008-A1, Cl A1
5.350%, 02/07/2020		188	206
Citibank Credit Card Issuance Trust, Ser 2014-A5, Cl A5
2.680%, 06/07/2023		200	204

46	Adviser Managed Trust / Annual Report / July 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Discover Card Execution Note Trust, Ser 2007-A1, Cl A1
5.650%, 03/16/2020	$	200	$219
Discover Card Execution Note Trust, Ser 2014-A4, Cl A4
2.120%, 12/15/2021		200	202
Hyundai Auto Receivables Trust, Ser 2014-B, Cl A3
0.900%, 12/17/2018		410	410
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl D
3.500%, 06/15/2018		250	256
Synchrony Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022		300	297
World Financial Network Credit Card Master Trust, Ser 2013-A, Cl A
1.610%, 12/15/2021		155	155
World Omni Auto Receivables Trust, Ser 2013-B, Cl A4
1.320%, 01/15/2020		750	752

Total Asset-Backed Securities (Cost $4,155) ($ Thousands)			4,147

U.S. TREASURY OBLIGATIONS — 27.4%
U.S. Treasury Bonds
6.250%, 08/15/2023		2,500	3,283
5.375%, 02/15/2031		500	687
5.000%, 05/15/2037		200	276
4.750%, 02/15/2041		2,110	2,835
4.500%, 02/15/2036		5,550	7,185
4.500%, 05/15/2038		150	194
4.375%, 05/15/2040		750	953
4.250%, 05/15/2039		250	311
3.875%, 08/15/2040		475	561
3.625%, 02/15/2044		4,680	5,325
3.375%, 05/15/2044		3,055	3,320
3.125%, 08/15/2044		800	830
3.000%, 11/15/2044		3,525	3,568
2.875%, 05/15/2043		5,125	5,063
2.500%, 02/15/2045		3,300	3,009
U.S. Treasury Notes
4.250%, 11/15/2017		800	863
3.625%, 08/15/2019		1,500	1,635
3.625%, 02/15/2020		2,250	2,463
3.625%, 02/15/2021		5,000	5,507
3.500%, 05/15/2020		4,500	4,907
3.250%, 03/31/2017		3,000	3,132
3.125%, 04/30/2017		4,500	4,696
3.125%, 05/15/2021		2,750	2,956
2.750%, 11/15/2023		4,000	4,202
2.750%, 02/15/2024		750	787
2.625%, 08/15/2020		1,500	1,574

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

2.500%, 05/15/2024	$	7,450	$7,657
2.250%, 07/31/2021		7,000	7,178
2.250%, 11/15/2024		6,700	6,733
2.125%, 08/31/2020		15,000	15,383
2.125%, 01/31/2021		145	148
2.000%, 09/30/2020		7,000	7,132
2.000%, 11/15/2021		5,000	5,045
2.000%, 02/15/2025		7,850	7,714
1.750%, 09/30/2019		2,800	2,842
1.750%, 05/15/2023		1,750	1,711
1.625%, 07/31/2019		15,130	15,300
1.500%, 05/31/2019		6,650	6,704
1.500%, 05/31/2020		5,000	4,995
1.375%, 02/29/2020		13,350	13,299
1.375%, 05/31/2020		750	744
1.125%, 04/30/2020		1,000	982
1.000%, 10/31/2016		4,500	4,532
1.000%, 05/31/2018		5,000	5,008
1.000%, 09/30/2019		2,500	2,462
0.875%, 11/30/2016		1,500	1,508
0.875%, 12/31/2016		4,250	4,273
0.875%, 01/31/2017		4,250	4,272
0.875%, 02/28/2017		500	503
0.875%, 04/30/2017		200	201
0.875%, 05/15/2017		2,095	2,104
0.875%, 06/15/2017		32,330	32,469
0.875%, 07/15/2017		2,095	2,103
0.750%, 01/15/2017		10,000	10,034
0.750%, 10/31/2017		2,500	2,499
0.750%, 04/15/2018		3,250	3,237
0.625%, 11/30/2017		1,500	1,494
0.500%, 02/28/2017		8,900	8,895
0.500%, 07/31/2017		8,750	8,719

Total U.S. Treasury Obligations (Cost $266,591) ($ Thousands)			268,002

TIME DEPOSIT — 9.4%
Brown Brothers Harriman
0.000%		91,510	91,510

Total Time Deposit (Cost $91,510) ($ Thousands)			91,510

Total Investments — 108.0% (Cost $1,064,477) ($ Thousands)			$1,055,145

Adviser Managed Trust / Annual Report / July 31, 2015	47

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Concluded)

July 31, 2015

A list of the open forward foreign currency contracts held by the Fund at July 31, 2015 is as follows:

Counterparty	Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation/ (Depreciation) ($ Thousands)
Brown Brothers Harriman	8/28/15	CAD	1,720	USD	1,320	$(2)
Brown Brothers Harriman	8/28/15	EUR	14,796	USD	16,428	76
Brown Brothers Harriman	8/28/15	GBP	4,716	USD	7,345	(12)
Brown Brothers Harriman	8/28/15	JPY	2,892,278	USD	23,492	138
Brown Brothers Harriman	8/28/15	USD	10	CAD	13	—
Brown Brothers Harriman	8/28/15	USD	376	EUR	339	(1)
Brown Brothers Harriman	8/28/15	USD	59	GBP	38	—
Brown Brothers Harriman	8/28/15	USD	173	JPY	21,405	—

						$199

For the year ended July 31, 2015, the monthly average notional amount of forward foreign currency contracts held was $339 ($ Thousands).

Percentages are based on a Net Assets of $977,138 ($ Thousands).

‡	Real Estate Investment Trust.

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2015. The date reported on the Schedule of Investments is the final maturity date.

(C)	Zero Coupon Security — The rate reported on the Schedule of Investments represents security’s effective yield at the time of purchase.

Cl — Class

CAD — Canadian Dollar

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound

GNMA — Government National Mortgage Association

GO — Government Obligation

JPY — Japanese Yen

MTN — Medium Term Note

PIK — Payment-in-Kind

RB — Revenue Bond

Ser — Series

TBA — To Be Announced

USD — United States Dollar

As of July 31, 2015, all of the Fund’s investments and other financial instruments were considered Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended July 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year. For the year ended July 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48	Adviser Managed Trust / Annual Report / July 31, 2015

Statements of Assets and Liabilities ($ Thousands)

July 31, 2015

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
ASSETS:
Investments, at value†	$1,677,673	$1,055,145
Foreign currency†††	1,200	—
Affiliated investments, at value††	362	—
Receivable for fund shares sold	1,890	1,148
Dividends and interest receivable	1,524	7,128
Cash pledged as collateral for futures contracts	1,398	—
Foreign tax reclaim receivable	641	—
Receivable for investment securities sold	227	12,137
Receivable for variation margin	132	—
Unrealized gain on forward foreign currency contracts	—	214
Unrealized gain on foreign spot currency contracts	—	2
Prepaid expenses	16	5
Total Assets	1,685,063	1,075,779
LIABILITIES:
Payable for fund shares redeemed	946	548
Payable for investment securities purchased	527	97,573
Shareholder servicing fees payable	354	205
Administration fees payable	111	—
Payable for variation margin	39	—
Investment advisory fees payable	38	37
Payable to custodian	13	96
Chief Compliance Officer fees payable	2	1
Trustees fees payable	1	1
Unrealized loss on forward foreign currency contracts	—	15
Unrealized loss on foreign spot currency contracts	—	3
Accrued expense payable	300	162
Total Liabilities	2,331	98,641
Net Assets	$1,682,732	$977,138
†Cost of investments	1,524,785	1,064,477
††Cost of affiliated investments	263	—
†††Cost of foreign currency	1,253	—
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$1,508,950	$985,512
Undistributed net investment income	14,663	3,480
Accumulated net realized gain/(loss) on investments, futures contracts, swap contracts and foreign currency	6,608	(2,717)
Net unrealized appreciation/(depreciation) on investments	152,987	(9,332)
Net unrealized depreciation on futures contracts	(383)	—
Net unrealized appreciation/(depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(93)	195
Net Assets	$1,682,732	$977,138
Net Asset Value, Offering and Redemption Price Per Share	$13.93	$10.19
	($1,682,731,584 ÷ 120,826,633 shares )	($977,138,142 ÷ 95,864,802 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2015	49

Statements of Operations ($ Thousands)

For the year ended July 31, 2015

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Investment Income:
Dividends	$32,618	$—
Dividends from affiliated registered investment company(1)	4	—
Interest income	10	15,410
Less: foreign taxes withheld	(1,051)	(10)
Total investment income	31,581	15,400
Expenses:
Investment advisory fees	4,308	1,055
Shareholder servicing fees	3,884	1,513
Administration fees	3,107	1,211
Trustee fees	20	7
Chief Compliance Officer fees	8	3
Custodian/wire agent fees	376	46
Professional fees	96	35
Printing fees	72	27
Registration fees	72	60
Overdraft fees	1	—
Other expenses	120	164
Total expenses	12,064	4,121
Less:
Waiver of investment advisory fees	(2,448)	(594)
Waiver of administration fees	(387)	(911)
Net expenses	9,229	2,616
Net Investment Income	22,352	12,784
Net Realized Gain/(Loss) on:
Investments	89,250	2,924
Futures contracts	2,518	(139)
Swap contracts	—	337
Foreign currency transactions	(341)	2,731
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(22,322)	(15,218)
Affiliated investments	99	—
Futures contracts	353	(104)
Swap contracts	—	(402)
Foreign currency and translation of other assets and liabilities denominated in foreign currency	(89)	(20)
Net Increase in Net Assets Resulting from Operations	$91,820	$2,893

(1)	See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

50	Adviser Managed Trust / Annual Report / July 31, 2015

Statements of Changes in Net Assets ($ Thousands)

For the years ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2015	2014	2015	2014
Operations:
Net investment income	$22,352	$8,783	$12,784	$5,196
Net realized gain from investments, futures contracts and swap contracts	91,768	74,589	3,122	1,138
Net realized gain/(loss) on foreign currency transactions	(341)	(25)	2,731	(1,108)
Net change in unrealized appreciation/(depreciation) on investments, affiliated investments, futures contracts and swap contracts	(21,870)	49,649	(15,724)	5,794
Net change in unrealized appreciation/(depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	(89)	(5)	(20)	135
Net increase in net assets resulting from operations	91,820	132,991	2,893	11,155
Dividends and Distributions From:
Net investment income	(14,787)	(7,636)	(12,412)	(7,225)
Net realized gains	(124,670)	(17,592)	(132)	—
Total dividends and distributions	(139,457)	(25,228)	(12,544)	(7,225)
Capital Share Transactions:(1)
Proceeds from shares issued	425,922	399,831	603,575	119,511
Reinvestment of dividends & distributions	138,911	25,148	12,497	7,210
Cost of shares redeemed	(222,841)	(170,958)	(59,228)	(356,254)
Increase/(decrease) in net assets derived from capital share transactions	341,992	254,021	556,844	(229,533)
Net increase/(decrease) in net assets	294,355	361,784	547,193	(225,603)
Net Assets:
Beginning of Year	1,388,377	1,026,593	429,945	655,548
End of Year	$1,682,732	$1,388,377	$977,138	$429,945
Undistributed Net Investment Income Included in Net Assets at Year End	$14,663	$6,275	$3,480	$622
(1)	See Note 6 in the Notes to Financial Statements for additional information.
Amount	designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2015	51

Financial Highlights

For the years or period ended July 31,

For a share outstanding throughout each year or period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains/ (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover‡
Tactical Offensive Equity Fund
2015	$14.43	$0.20	$0.63	$0.83	$(0.13)	$(1.20)	$(1.33)	$13.93	6.18%	$1,682,732	0.59%	0.59%	0.78%	1.44%	64%
2014	13.15	0.10	1.48	1.58	(0.09)	(0.21)	(0.30)	14.43	12.08	1,388,377	1.10	1.10	1.19	0.72	62
2013	10.76	0.11	2.51	2.62	(0.23)	—	(0.23)	13.15	24.64	1,026,593	1.10	1.10	1.19	0.93	93
2012	9.80	0.14	0.89 ^	1.03	(0.07)	—	(0.07)	10.76	10.60	796,618	1.10	1.10	1.22	1.29	194
2011*	10.00	0.06	(0.26)	(0.20)	—	—	—	9.80	(2.00)	757,415	1.10	1.10	1.21	1.41	77
Tactical Offensive Fixed Income Fund
2015	$10.25	$0.22	$(0.08)	$0.14	$(0.20)	$—	$(0.20)	$10.19	1.40%	$977,138	0.43%	0.43%	0.68%	2.11%	257%
2014	10.03	0.13	0.28	0.41	(0.19)	—	(0.19)	10.25	4.16	429,945	0.80	0.80	0.85	1.31	389
2013	10.56	0.14	(0.22)	(0.08)	(0.21)	(0.24)	(0.45)	10.03	(0.89)	655,548	0.80	0.80	0.84	1.30	292
2012	10.26	0.17	0.57	0.74	(0.24)	(0.20)	(0.44)	10.56	7.44	586,652	0.80	0.86	0.86	1.63	310
2011*	10.00	0.07	0.26	0.33	(0.07)	—	(0.07)	10.26	3.33	511,383	0.80	0.80	0.85	1.74	180

*	Commenced operations on February 25, 2011. All ratios for the period have been annualized.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
†	Returns are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Effective October 1, 2014, the Fund’s investment strategy was changed from “active” to “passive”. The Fund’s past performance is not necessarily indicative of how the Fund will perform in the future.
‡	Portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Per share net investment income and net realized and unrealized gains/(losses) on securities calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

52	Adviser Managed Trust / Annual Report / July 31, 2015

Notes to Financial Statements

July 31, 2015

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with two registered funds: Tactical Offensive Equity and Tactical Offensive Fixed Income (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the Funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause a Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds that are designed to track the performance of the broad equity market. When the Tactical Offensive Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal.

The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Funds and no Sub-Adviser will manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In

Adviser Managed Trust / Annual Report / July 31, 2015	53

Notes to Financial Statements (Continued)

July 31, 2015

addition, the Funds may fair value their securities if an event that may materially affect the value of the Funds’ securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate their net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the adviser or sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate net asset value, the adviser or sub-adviser may request that a Fair Value Meeting be called.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, time deposits, commercial paper, swaps and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain corporate obligations and mortgage-backed securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2015, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the

54	Adviser Managed Trust / Annual Report / July 31, 2015

collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2015.

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2015.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts for hedging or speculative purposes with respect to either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2015, if applicable.

Futures Contracts — The Funds utilized futures contracts during the year ended July 31, 2015. To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of July 31, 2015, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

Adviser Managed Trust / Annual Report / July 31, 2015	55

Notes to Financial Statements (Continued)

July 31, 2015

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of July 31, 2015, if applicable. The Funds did not hold any open option/swaption contracts during the year ended July 31, 2015.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments for details regarding open swap agreements as of July 31, 2015, if applicable. The Funds did not hold any open swap contracts as of July 31, 2015.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed - and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In

56	Adviser Managed Trust / Annual Report / July 31, 2015

connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies. As of July 31, 2015, the Funds did not hold any loans.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the Trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The Funds did not hold any CDO’s or CLO’s during the year ended July 31, 2015.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund and declared and paid quarterly for the Tactical Offensive Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the

Adviser Managed Trust / Annual Report / July 31, 2015	57

Notes to Financial Statements (Continued)

July 31, 2015

notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

There were no outstanding credit default swaps as of July 31, 2015.

4. DERIVATIVE TRANSACTIONS

The fair value of derivative instruments as of July 31, 2015 was as follows:

	Asset Derivatives			Liability Derivatives
	July 31, 2015 ($ Thousands)			July 31, 2015 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Tactical Offensive Equity Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$110	*	Net Assets — Unrealized depreciation on futures contracts	$493	*

Total Derivatives not accounted for as hedging instruments		$110			$493

	Asset Derivatives		Liability Derivatives
	July 31, 2015 ($ Thousands)		July 31, 2015 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$214	Unrealized loss on forward foreign currency contracts	$15

Total Derivatives not accounted for as hedging instruments		$214		$15

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended July 31, 2015.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Swaps	Total

Tactical Offensive Equity Fund
Equity contracts	$2,518	$—	$—	$2,518
Total	$2,518	$—	$—	$2,518

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	$—	$4,196	$—	$4,196
Interest rate contracts	(139)	—	—	(139)
Credit contracts	—	—	337	337
Total	$(139)	$4,196	$337	$4,394

58	Adviser Managed Trust / Annual Report / July 31, 2015

Change in unrealized appreciation or (depreciation) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Swaps	Total

Tactical Offensive Equity Fund
Equity contracts	$353	$—	$—	$353
Total	$353	$—	$—	$353

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	$—	$(18)	$—	$(18)
Interest rate contracts	(104)	—	—	(104)
Credit contracts	—	—	(402)	(402)
Total	$(104)	$(18)	$(402)	$(524)

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared Over the Counter (“OTC”) derivatives.

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of July 31, 2015 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
Tactical Offensive Equity Fund	$132	$—	$132	$39	$—	$39
Total Exchange-Traded or Centrally Cleared	$132	$—	$132	$39	$—	$39

Cash with an aggregate market value of $1,398 ($ Thousands) has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of July 31, 2015.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

Adviser Managed Trust / Annual Report / July 31, 2015	59

Notes to Financial Statements (Continued)

July 31, 2015

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2015 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
Tactical Offensive Fixed Income Fund	$214	$—	$214	$15	$—	$15	$199	$—	$199
Total Over the Counter	$214	$—	$214	$15	$—	$15

(1)	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure to OTC financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of July 31, 2015.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Funds have adopted a shareholder services plan (the “Service Plan”) with respect to the Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of average daily net assets of the Shares. The Funds’ Service Plan provides that shareholder servicing fees on the Shares will be paid to the Distributor, which may be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.

Effective October 1, 2014, the Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2015, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the expense limitations for each Fund for the period prior to October 1, 2014:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.70%	0.20%	0.25%	1.25%	1.10%
Tactical Offensive Fixed Income Fund	0.35	0.20	0.25	0.89	0.80

60	Adviser Managed Trust / Annual Report / July 31, 2015

Effective October 1, 2014, the annual fees payable to the Adviser, Administrator and Distributor and the expense limitations for each Fund is as follows:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.20%	0.20%	0.25%	0.75%	0.50%
Tactical Offensive Fixed Income Fund	0.15	0.20	0.25	0.70	0.38

As of July 31, 2015, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Tactical Offensive Equity Fund
SSgA Funds Management, Inc.
Tactical Offensive Fixed Income Fund
SSgA Funds Management, Inc.

Other —The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended July 31, 2015.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended July 31, 2015, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. The Funds may also purchase securities of certain companies with which it is affiliated to the extent these companies are represented in an index that the adviser or sub-adviser is passively seeking to replicate in accordance with the Fund’s investment strategy.

The following is a summary of the transactions the Tactical Offensive Equity Fund had with affiliates for the year ended July 31, 2015 ($ Thousands):

SEI Daily Income Trust Prime Obligation Fund
Value 8/1/2014 ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Appreciation (Depreciation) ($ Thousands)	Value 7/31/2015 ($ Thousands)	Dividend Income ($ Thousands)
$70,516	$45,568	$(116,084)	$—	$—	$1

SEI Investments
Value 8/1/2014 ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Appreciation ($ Thousands)	Value 7/31/2015 ($ Thousands)	Dividend Income ($ Thousands)
$—	$263	$—	$99	$362	$3

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of, and during the year ended July 31, 2015, the Trust had not participated in the Program.

Adviser Managed Trust / Annual Report / July 31, 2015	61

Notes to Financial Statements (Continued)

July 31, 2015

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2015	2014	2015	2014
Shares issued	30,270	28,600	58,475	11,796
Shares issued in lieu of dividends and distributions	10,340	1,816	1,218	714
Shares redeemed	(15,969)	(12,314)	(5,761)	(35,944)
Increase/(decrease) in capital share transactions	24,641	18,102	53,932	(23,434)

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended July 31, 2015, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$1,259,632	$1,259,632
Sales	—	965,325	965,325
Tactical Offensive Fixed Income Fund
Purchases	1,490,991	559,385	2,050,376
Sales	1,248,999	231,126	1,480,125

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in Passive Foreign Investment Companies, reclass of distributions, different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long-term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, partnership reclassifications, and gains and losses on certain foreign currency related transactions have been reclassified to/from the following accounts as of July 31, 2015.

	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/(Loss) ($ Thousands)
Tactical Offensive Equity Fund	$823	$(823)
Tactical Offensive Fixed Income Fund	2,486	(2,486)

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund	2015	$40,516	$98,941	$139,457
	2014	7,636	17,592	25,228
Tactical Offensive Fixed Income Fund	2015	12,413	131	12,544
	2014	7,225	—	7,225

As of July 31, 2015, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Post October Losses ($ Thousands)	Unrealized Appreciation/ (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Tactical Offensive Equity Fund	$21,557	$6,662	$—	$145,179	$384	$173,782
Tactical Offensive Fixed Income Fund	3,819	—	(1,082)	(9,401)	(1,710)	(8,374)

62	Adviser Managed Trust / Annual Report / July 31, 2015

During the fiscal year ended July 31, 2015, the Tactical Offensive Fixed Income Fund utilized $4,192 ($ Thousands) of short-term capital loss carryforwards and $283 ($ Thousands) of long-term capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at July 31, 2015, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in passive foreign investment companies, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at July 31, 2015, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Tactical Offensive Equity Fund	$1,532,381	$250,963	$(105,309)	$145,654
Tactical Offensive Fixed Income Fund	1,064,742	6,398	(15,995)	(9,597)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The Tactical Offensive Equity and Tactical Offensive Fixed Income Funds may invest its assets in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The market value of the Tactical Offensive Fixed Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2015. However, the following are details relating to subsequent events that have occurred since July 31, 2015.

Pursuant to its Adviser Managed Strategy, the Financial Adviser reallocated a substantial portion of its clients’ assets from the Tactical Offensive Equity Fund to an affiliated money market fund. The reallocation resulted in a redemption from the Tactical Offensive Equity Fund on August 28, 2015 in the amount of approximately $1.5 billion or approximately 99.99% of its assets.

Adviser Managed Trust / Annual Report / July 31, 2015	63

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees

Adviser Managed Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the accompanying statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund comprising the Adviser Managed Trust (the “Trust”), as of July 31, 2015, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising Adviser Managed Trust as of July 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2015

64	Adviser Managed Trust / Annual Report / July 31, 2015

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees as of July 31, 2015.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	101	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	101	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Trustee of The Advisors’ Inner Circle Fund III, The KP Funds, O’Connor EQUUS, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997- December 2011.	101	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Trustee of The KP Funds, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

Adviser Managed Trust / Annual Report / July 31, 2015	65

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	101	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	101	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	Since 2007	Private Investor since 1994.	101	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	101	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Investments Global Funds Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Chief Compliance Officer of The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of SEI Catholic Values Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

66	Adviser Managed Trust / Annual Report / July 31, 2015

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	Since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

Adviser Managed Trust / Annual Report / July 31, 2015	67

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 2/1/2015	Ending Account Value 7/31/2015	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Offensive Equity Fund
Actual Fund Return	$1,000.00	$1,055.30	0.50%	$2.55
Hypothetical 5% Return	$1,000.00	$1,022.32	0.50%	$2.51

	Beginning Account Value 2/1/2015	Ending Account Value 7/31/2015	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Offensive Fixed Income Fund
Actual Fund Return	$1,000.00	$986.60	0.38%	$1.87
Hypothetical 5% Return	$1,000.00	$1,022.91	0.38%	$1.91

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).

68	Adviser Managed Trust / Annual Report / July 31, 2015

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to a sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-adviser (the “Sub-Adviser”) provides security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Adviser is also responsible for managing its employees who provide services to these Funds. Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Adviser, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Lipper, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Lipper and the Funds’ benchmark indices.

At the March 24-25, 2015 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, the Sub-Advisory Agreement was renewed at a meeting of the Board of

Adviser Managed Trust / Annual Report / July 31, 2015	69

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

Trustees during the course of the Trust’s fiscal year. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and its affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Lipper, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Lipper Report”). The Lipper Report included metrics on net total return for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied of the reasons provided to explain such performance. In connection with the approval or renewal of the Sub-Advisory Agreement, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of the Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Lipper Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary and contractual waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Adviser and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Adviser and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As

70	Adviser Managed Trust / Annual Report / July 31, 2015

with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Adviser is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Adviser Managed Trust / Annual Report / July 31, 2015	71

Notice to Shareholders (Unaudited)

For shareholders that do not have a July 31, 2015, taxable year end, this notice is for information purposes only. For shareholders with a July 31, 2015, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2015, the Funds are designating the following with regard to distributions paid during the year:

	(A) Long-Term Capital Gains Distributions	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)
Tactical Offensive Equity Fund	70.95%	29.05%	100.00%	49.01%
Tactical Offensive Fixed Income Fund	1.04%	98.96%	100.00%	0.00%

	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Tactical Offensive Equity Fund	87.40%	0.00%	0.00%	100.00%
Tactical Offensive Fixed Income Fund	0.00%	16.92%	94.10%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain” is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

72	Adviser Managed Trust / Annual Report / July 31, 2015

ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2015

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1.800.DIAL.SEI

(1.800.342.5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

AMT (7/15)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least two Audit Committee financial experts serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2015			Fiscal Year 2014
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$61,000	$0	$0	$56,000	N/A	$0
(b)	Audit-Related Fees(2)	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$0	$0	$0	$0	$23,000	$0
(d)	All Other Fees(2)	$0	$246,385	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services for various service affiliates of the Registrant.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for fiscal years 2015 and 2014 were $246,385 and $240,350 respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Equity Fund is listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Fixed Income Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.0%

Australia — 1.3%
AGL Energy	17,700	$217
Alumina	54,517	59
Amcor	28,505	302
AMP	69,747	338
APA Group	28,717	191
Aristocrat Leisure	12,605	79
Asciano	21,116	126
ASX	4,223	138
Aurizon Holdings	52,197	203
AusNet Services	40,145	41
Australia & New Zealand Banking Group	67,367	1,617
Bank of Queensland	8,420	85
Bendigo & Adelaide Bank	12,015	116
BHP Billiton	77,338	1,502
Boral	17,010	83
Brambles	39,498	316
Caltex Australia	6,848	174
CIMIC Group	2,212	39
Coca-Cola Amatil	12,645	86
Cochlear	1,233	83
Commonwealth Bank of Australia	39,128	2,516
Computershare	10,383	94
Crown Resorts	7,859	79
CSL	11,659	847
Dexus Property Group‡	25,260	144
Federation Centres‡	86,637	191
Flight Centre Travel Group	1,230	32
Fortescue Metals Group	34,306	47
Goodman Group‡	42,018	202
GPT Group‡	47,102	159
Harvey Norman Holdings	12,121	40
Healthscope	29,224	59
Iluka Resources	9,280	54
Incitec Pivot	37,323	99
Insurance Australia Group	54,496	236
Lend Lease Group	13,710	157
Macquarie Group	6,947	419
Medibank*	61,195	94
Mirvac Group‡	89,366	124
National Australia Bank	62,591	1,598
Newcrest Mining*	19,805	164
Nordic American Offshore	1,500	11
Orica	8,266	117
Origin Energy	26,414	220
Platinum Asset Management	5,380	30
Qantas Airways*	18,796	52
QBE Insurance Group	32,672	350
Ramsay Health Care	3,340	164
REA Group	1,119	36
Rio Tinto	10,385	403
Santos	25,441	138
Scentre Group‡	133,163	387
Seek	7,012	78
Sonic Healthcare	9,581	145
South32*	75,373	99
Stockland‡	58,815	183
Suncorp Group	32,566	341
Sydney Airport	24,135	99
Tabcorp Holdings	17,995	64
Tatts Group	31,875	93
Teekay Tankers, Cl A	7,200	52

Description	Shares	Market Value ($ Thousands)
Telstra	106,582	$508
TPG Telecom	5,626	39
Transurban Group	47,410	347
Treasury Wine Estates	14,119	60
Tronox, Cl A	5,700	63
Wesfarmers	26,934	840
Westfield‡	49,578	365
Westpac Banking	75,475	1,932
Woodside Petroleum	18,389	481
Woolworths	31,225	656
WorleyParsons	4,495	30

		21,533

Austria — 0.0%
ANDRITZ	1,920	108
Erste Group Bank	6,606	199
OMV	3,134	84
Raiffeisen Bank International	2,404	35
voestalpine	2,954	128

		554

Bahamas — 0.0%
Ultrapetrol Bahamas*	1,700	1

Belgium — 0.3%
Ageas	5,546	230
Anheuser-Busch InBev	19,456	2,329
Colruyt	1,506	74
Delhaize Group	2,515	228
Groupe Bruxelles Lambert	2,130	177
KBC Groep	5,960	418
Proximus	3,239	123
Solvay	1,468	197
Telenet Group Holding*	1,095	62
UCB	3,082	240
Umicore	2,303	101

		4,179

Brazil — 0.4%
Ambev	168,900	958
B2W Cia Digital*	4,200	22
Banco Bradesco	32,400	262
Banco do Brasil	31,500	201
Banco Santander Brasil	12,300	57
BB Seguridade Participacoes	26,800	253
BM&FBovespa - Bolsa de Valores Mercadorias e Futuros	68,400	209
BR Malls Participacoes	17,800	66
BRF	23,600	495
CCR	33,500	149
CETIP - Mercados Organizados	9,305	97
Cia de Saneamento Basico do Estado de Sao Paulo	11,900	60
Cia Siderurgica Nacional	27,900	36
Cielo	32,640	418
Cosan Industria e Comercio	4,300	26
CPFL Energia	9,494	54
Cyrela Brazil Realty Empreendimentos e Participacoes	7,700	21
Duratex	8,800	18
EcoRodovias Infraestrutura e Logistica	9,300	19
EDP - Energias do Brasil	9,200	35
Embraer	26,100	182
Estacio Participacoes	11,400	47
Fibria Celulose	8,800	117

1	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Hypermarcas*	10,300	$61
JBS	28,900	130
Klabin	18,700	116
Kroton Educacional	52,600	147
Localiza Rent a Car	4,400	36
Lojas Americanas	29,600	114
Lojas Renner	4,700	150
M Dias Branco	1,200	27
Multiplan Empreendimentos Imobiliarios	3,900	53
Natura Cosmeticos	7,400	55
Odontoprev	8,600	28
Petroleo Brasileiro*	139,100	473
Porto Seguro	4,800	55
Qualicorp	8,000	47
Raia Drogasil	7,900	101
Souza Cruz	15,700	112
Sul America	6,900	35
Tim Participacoes	29,400	80
TOTVS	4,300	44
Tractebel Energia	6,500	68
Transmissora Alianca de Energia Eletrica	3,700	23
Ultrapar Participacoes	13,700	282
Via Varejo	4,900	12
WEG	22,400	122

		6,173

Canada — 0.1%
Atlantic Power	10,700	27
IMAX*	5,700	213
Lions Gate Entertainment	5,200	204
Masonite International*	2,779	192
MDC Partners, Cl A	4,000	70
Tahoe Resources	8,400	68
Teekay	1,900	68
Thomson Reuters	16,900	684

		1,526

Chile — 0.1%
AES Gener	131,782	71
Aguas Andinas, Cl A	105,353	56
Banco de Credito e Inversiones	1,457	64
Banco Santander Chile	2,706,033	137
Cencosud	49,497	106
Cia Cervecerias Unidas	5,971	63
Colbun	381,359	102
Corpbanca	6,180,095	63
Empresa Nacional de Electricidad	139,510	191
Empresa Nacional de Telecomunicaciones	6,225	65
Empresas COPEC	18,178	183
Enersis	741,848	224
Latam Airlines Group*	13,122	83
SACI Falabella	36,780	240
Vina Concha y Toro	20,477	33

		1,681

China — 1.2%
AAC Technologies Holdings	26,500	150
Agricultural Bank of China, Cl H	844,000	381
Air China, Cl H	62,000	62
Aluminum Corp of China, Cl H*	148,000	52
Anhui Conch Cement, Cl H	47,500	148
ANTA Sports Products	35,000	90
AviChina Industry & Technology, Cl H	92,000	77

Description	Shares	Market Value ($ Thousands)
Bank of China, Cl H	2,918,000	$1,596
Bank of Communications, Cl H	320,000	282
BBMG, Cl H	41,500	32
Beijing Capital International Airport, Cl H	58,000	60
Byd, Cl H*	24,000	106
CGN Power, Cl H (A)	241,000	106
China Cinda Asset Management, Cl H	321,000	143
China CITIC Bank, Cl H	301,000	215
China Coal Energy, Cl H	141,000	69
China Communications Construction, Cl H	163,000	209
China Communications Services, Cl H	94,000	43
China Construction Bank, Cl H	3,072,000	2,508
China COSCO Holdings, Cl H*	88,500	45
China Everbright Bank, Cl H	119,000	66
China Galaxy Securities, Cl H	121,900	110
China Longyuan Power Group, Cl H	116,000	133
China Lumena New Materials*(B) (C)	1,228,000	198
China Merchants Bank, Cl H	168,000	434
China National Building Material, Cl H	116,000	88
China Oilfield Services, Cl H	64,000	78
China Pacific Insurance Group, Cl H	96,400	404
China Petroleum & Chemical, Cl H	932,000	707
China Railway Construction, Cl H	80,500	104
China Railway Group, Cl H	156,000	133
China Shipping Container Lines, Cl H*	130,000	41
China Telecom, Cl H	510,000	286
China Vanke, Cl H	53,200	127
Chongqing Changan Automobile, Cl B	31,500	67
Chongqing Rural Commercial Bank, Cl H	90,000	64
CITIC Securities, Cl H	79,000	216
Country Garden Holdings	207,000	81
CRRC*	159,950	202
Datang International Power Generation, Cl H	94,000	41
ENN Energy Holdings	28,000	186
Evergrande Real Estate Group	228,000	151
Fosun International	67,500	142
Great Wall Motor, Cl H	37,000	122
Guangzhou R&F Properties	45,600	46
Huadian Power International, Cl H	56,000	57
Huaneng Power International, Cl H	126,000	154
Industrial & Commercial Bank of China, Cl H	2,709,000	1,866
Inner Mongolia Yitai Coal, Cl B	37,100	38
Jiangsu Expressway, Cl H	46,000	57
Jiangxi Copper, Cl H	54,000	73
Kingsoft	30,000	80
PetroChina, Cl H	774,000	768
PICC Property & Casualty, Cl H	129,540	270
Ping An Insurance Group of China, Cl H	191,000	1,099
Semiconductor Manufacturing International*	953,000	86
Shandong Weigao Group Medical Polymer, Cl H	72,000	48

2	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Shanghai Electric Group, Cl H	104,000	$64
Shanghai Fosun Pharmaceutical Group, Cl H	15,500	46
Shanghai Pharmaceuticals Holding, Cl H	23,600	56
Shenzhou International Group Holdings	21,000	110
Shimao Property Holdings	49,500	89
Sihuan Pharmaceutical Holdings Group (B) (C)	51,000	29
Sino-Ocean Land Holdings	125,500	86
Sinopec Engineering Group, Cl H	47,000	38
Sinopec Shanghai Petrochemical, Cl H	120,000	49
Sinopharm Group, Cl H	44,000	169
Sinotrans, Cl H	72,000	44
SOHO China	79,500	50
Sun Art Retail Group	87,500	67
Tencent Holdings	189,300	3,533
Tingyi Cayman Islands Holding	72,000	139
Tsingtao Brewery, Cl H	14,000	75
Want Want China Holdings	218,000	226
Weichai Power, Cl H	40,000	60
Yanzhou Coal Mining, Cl H	64,000	37
Zhuzhou CSR Times Electric, Cl H	18,500	126
Zijin Mining Group, Cl H	206,000	55
ZTE, Cl H	25,920	58

		20,403

Colombia — 0.0%
Almacenes Exito	6,471	48
Cementos Argos	15,893	55
Ecopetrol	173,585	98
Financiera Colombiana	3,224	43
Grupo Argos	11,465	70
Grupo de Inversiones Suramericana	9,258	120
Interconexion Electrica ESP	10,192	25
Isagen	27,433	28

		487

Czech Republic — 0.0%
Central European Media Enterprises, Cl A*	5,600	14
CEZ	5,395	131
Komercni banka	533	120

		265

Denmark — 0.3%
AP Moeller - Maersk, Cl B	169	289
AP Moeller - Maersk, Cl A	95	158
Carlsberg, Cl B	2,678	235
Coloplast, Cl B	2,792	203
Danske Bank	16,694	524
DSV	4,736	163
ISS	3,310	115
Novo Nordisk, Cl B	46,121	2,721
Novozymes, Cl B	5,759	302
Pandora	2,692	304
TDC	21,287	162
Tryg	2,295	46
Vestas Wind Systems	5,330	293
William Demant Holding*	495	38

		5,553

Egypt — 0.0%
Global Telecom Holding GDR*	28,077	46

Description	Shares	Market Value ($ Thousands)

Finland — 0.2%
Elisa	2,992	$101
Fortum	10,788	191
Kone, Cl B	8,538	360
Metso	2,436	67
Neste	2,665	74
Nokia	90,167	641
Nokian Renkaat	2,499	76
Orion, Cl B	2,170	91
Sampo, Cl A	11,061	550
Stora Enso, Cl R	14,480	137
UPM-Kymmene	13,163	244
Wartsila	3,826	177

		2,709

France — 1.8%
Accor	5,226	258
Aeroports de Paris	644	78
Air Liquide	8,416	1,102
Alcatel-Lucent*	68,971	262
Alstom	5,460	161
Arkema	1,431	112
Atos	2,043	157
AXA	46,321	1,228
BNP Paribas	25,672	1,682
Bollore	23,565	131
Bouygues	5,175	191
Bureau Veritas	7,173	169
Capital Gemini	3,904	376
Carrefour	13,578	469
Casino Guichard Perrachon	1,199	90
Christian Dior	1,342	280
Cie de Saint-Gobain	11,800	563
Cie Generale des Etablissements Michelin	4,372	431
CNP Assurances	3,688	62
Credit Agricole	25,632	406
Danone	13,973	952
Dassault Systemes	3,033	231
Edenred	4,519	113
Electricite de France	5,182	124
Engie	34,738	671
Essilor International	4,860	626
Eurazeo	849	56
Eutelsat Communications	4,487	138
Fonciere Des Regions‡	640	56
Gecina‡	943	122
Groupe Eurotunnel	12,357	179
Hermes International	636	249
ICADE‡	795	59
Iliad	569	136
Imerys	736	56
JCDecaux	2,224	86
Kering	1,778	345
Klepierre‡	3,853	176
LafargeHolcim*	4,000	279
Lagardere	2,493	75
Legrand	6,115	379
L’Oreal	6,124	1,153
LVMH Moet Hennessy Louis Vuitton	6,789	1,280
Natixis	22,240	164
Numericable*	2,565	141
Orange	45,593	752
Pernod Ricard	4,961	598

3	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Peugeot*	11,026	$222
Publicis Groupe	4,321	329
Remy Cointreau	523	37
Renault	4,552	421
Rexel	8,132	129
Safran	7,088	539
Sanofi	28,643	3,100
Schneider Electric	13,551	952
SCOR	3,260	126
Societe BIC	620	107
Societe Generale	17,342	858
Sodexo	2,207	207
Suez Environnement	7,725	149
Technip	2,284	131
Thales	2,697	184
TOTAL	51,227	2,551
Unibail-Rodamco‡	2,392	640
Valeo	2,006	269
Vallourec	2,444	40
Veolia Environnement	11,397	256
Vinci	11,158	720
Vivendi	27,998	740
Wendel	673	90
Zodiac Aerospace	5,205	156

		30,357

Germany — 1.6%
adidas	5,134	422
Affimed*	1,300	21
Allianz	10,904	1,796
Axel Springer	842	47
BASF	22,253	1,931
Bayer	19,949	2,960
Bayerische Motoren Werke	8,086	816
Beiersdorf	2,581	222
Brenntag	3,787	212
Commerzbank*	26,033	339
Continental	2,704	608
Daimler	23,266	2,092
Deutsche Annington Immobilien	10,781	338
Deutsche Bank	33,595	1,189
Deutsche Boerse	4,812	439
Deutsche Lufthansa	5,023	69
Deutsche Post	23,764	723
Deutsche Telekom	75,969	1,381
Deutsche Wohnen	8,097	201
E.ON	47,983	637
Evonik Industries	3,577	144
Fraport Frankfurt Airport Services Worldwide	793	52
Fresenius & KGaA	9,343	649
Fresenius Medical Care & KGaA	5,415	445
GEA Group	4,297	183
Hannover Rueck	1,615	172
HeidelbergCement	3,394	260
Henkel & KGaA	2,717	276
HUGO BOSS	1,690	205
Infineon Technologies	26,182	295
K+S	5,023	207
Kabel Deutschland Holding	479	65
LANXESS	1,979	115
Linde	4,537	863
MAN	761	80
Merck KGaA	2,965	303
METRO	3,480	111

Description	Shares	Market Value ($ Thousands)
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	4,132	$764
OSRAM Licht	1,919	110
ProSiebenSat.1 Media	5,255	270
RWE	11,455	240
SAP	23,801	1,716
Siemens	19,169	2,064
Symrise	2,731	183
Telefonica Deutschland Holding	12,306	77
ThyssenKrupp	8,637	220
TUI	11,187	192
United Internet	3,012	150
Volkswagen	904	184

		27,038

Greece — 0.0%
Alpha Bank* (B)	155,416	55
Eurobank Ergasias* (B)	299,649	48
FF Group (B)	1,385	37
Hellenic Telecommunications Organization (B)	8,798	80
JUMBO (B)	4,050	33
National Bank of Greece* (B)	58,555	78
OPAP (B)	8,404	72
Piraeus Bank* (B)	81,630	36
Titan Cement (B)	2,024	48

		487

Hong Kong — 1.3%
AIA Group	289,000	1,883
Alibaba Health Information Technology*	85,400	79
Alibaba Pictures Group*	366,100	106
ASM Pacific Technology	5,300	48
Bank of East Asia	28,455	115
Beijing Enterprises Holdings	19,000	140
Beijing Enterprises Water Group	160,000	119
Belle International Holdings	170,000	177
BOC Hong Kong Holdings	88,000	355
Brilliance China Automotive Holdings	108,000	143
Cathay Pacific Airways	35,000	83
Cheung Kong Infrastructure Holdings	15,000	130
Cheung Kong Property Holdings*	67,884	566
China Agri-Industries Holdings	84,000	37
China Conch Venture Holdings	26,328	54
China Everbright	34,000	82
China Everbright International	91,000	140
China Gas Holdings	70,000	123
China Huishan Dairy Holdings	231,000	70
China International Marine Containers Group, Cl H	21,400	45
China Life Insurance, Cl H	273,000	1,005
China Medical System Holdings	37,200	49
China Mengniu Dairy	50,000	226
China Merchants Holdings International	42,344	155
China Minsheng Banking, Cl H	222,500	251
China Mobile	225,500	2,952
China Overseas Land & Investment	150,000	473
China Power International Development	117,000	83
China Resources Cement Holdings	78,000	41

4	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
China Resources Enterprise	44,289	$143
China Resources Gas Group	32,000	98
China Resources Land	100,444	282
China Resources Power Holdings	70,000	180
China Shenhua Energy, Cl H	125,000	238
China Southern Airlines, Cl H	66,000	65
China State Construction International Holdings	64,000	100
China Taiping Insurance Holdings*	59,258	177
China Unicom	218,000	308
CITIC	82,000	147
CK Hutchison Holdings	67,884	1,008
CLP Holdings	44,500	378
CNOOC	656,000	813
COSCO Pacific	64,000	84
CSPC Pharmaceutical Group	152,000	139
Dalian Wanda Commercial Properties, Cl H (A)	21,500	156
Dongfeng Motor Group, Cl H	100,000	115
Far East Horizon	65,000	61
First Pacific	48,000	38
Franshion Properties China	160,000	52
Galaxy Entertainment Group	61,000	281
GCL-Poly Energy Holdings	397,000	80
Geely Automobile Holdings	185,000	78
Genting Singapore	157,000	101
GF Securities, Cl H*	34,400	67
Goldin Properties Holdings*	52,000	40
GOME Electrical Appliances Holding	436,000	76
Guangdong Investment	102,000	138
Guangzhou Automobile Group, Cl H	76,000	61
Haier Electronics Group	44,000	103
Haitian International Holdings	25,000	52
Haitong Securities, Cl H	118,800	215
Hanergy Thin Film Power Group* (B) (C)	444,000	224
Hang Lung Properties	60,000	171
Hang Seng Bank	18,200	373
Henderson Land Development	27,500	182
Hengan International Group	28,000	313
HKT Trust & HKT	55,000	67
Hong Kong & China Gas	174,600	356
Hong Kong Exchanges and Clearing	26,497	718
Huaneng Renewables, Cl H	144,800	61
Huatai Securities, Cl H* (A)	31,100	66
Hysan Development	14,000	60
Kerry Properties	14,500	54
Kunlun Energy	122,000	116
Lenovo Group	244,000	265
Li & Fung	128,000	99
Link‡	53,500	315
Longfor Properties	56,500	81
Luye Pharma Group*	48,500	51
MGM China Holdings	21,200	45
MTR	37,000	165
New China Life Insurance, Cl H	30,500	131
New World China Land	96,000	59
New World Development	134,740	163
Nine Dragons Paper Holdings	58,000	43
Noble Group	116,000	39
NWS Holdings	32,661	49
PCCW	84,000	50

Description	Shares	Market Value ($ Thousands)
People’s Insurance Group of China, Cl H	240,000	$124
Power Assets Holdings	33,000	311
Shanghai Industrial Holdings	19,000	56
Shangri-La Asia	30,000	39
Shui On Land	174,000	48
Sino Biopharmaceutical	108,000	125
Sino Land	83,930	130
SJM Holdings	43,000	50
Sun Hung Kai Properties	41,000	630
Sunac China Holdings	67,600	61
Swire Pacific, Cl A	15,500	199
Swire Properties	25,000	80
Techtronic Industries	34,500	122
WH Group* (A)	137,095	88
Wharf Holdings	35,000	222
Wheelock	20,000	104
Wynn Macau	33,600	69
Yue Yuen Industrial Holdings	15,500	50
Yuexiu Property	274,000	54
Zhejiang Expressway, Cl H	50,000	58

		22,540

Hungary — 0.0%
MOL Hungarian Oil & Gas	2,025	107
OTP Bank	8,810	182
Richter Gedeon	6,327	102

		391

India — 0.1%
Dr Reddy’s Laboratories ADR	3,921	252
GAIL India GDR	1,766	59
ICICI Bank ADR	15,500	156
Infosys ADR	55,906	946
Tata Motors ADR	5,100	151

		1,564

Indonesia — 0.2%
Adaro Energy	628,400	27
Astra Agro Lestari	20,100	30
Astra International	737,900	363
Bank Central Asia	403,100	390
Bank Danamon Indonesia	142,300	44
Bank Mandiri Persero	334,700	236
Bank Negara Indonesia Persero	292,000	103
Bank Rakyat Indonesia Persero	397,900	294
Bumi Serpong Damai	345,300	46
Charoen Pokphand	281,000	53
Global Indemnity, Cl A*	700	19
Global Mediacom	301,800	28
Gudang Garam	19,800	72
Indocement Tunggal Prakarsa	55,600	82
Indofood CBP Sukses Makmur	47,200	43
Indofood Sukses Makmur	160,600	72
Jasa Marga Persero	87,500	37
Kalbe Farma	788,400	102
Lippo Karawaci	758,600	65
Matahari Department Store	83,600	108
Media Nusantara Citra	223,600	34
Perusahaan Gas Negara Persero	407,100	120
Semen Indonesia Persero	112,500	84
Summarecon Agung	362,000	47
Surya Citra Media	243,500	53
Tambang Batubara Bukit Asam Persero	41,800	19
Telekomunikasi Indonesia Persero	1,619,600	352
Tower Bersama Infrastructure*	81,300	50

5	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Unilever Indonesia	54,600	$161
United Tractors	67,500	101
XL Axiata	140,500	31

		3,266

Ireland — 0.8%
Accenture, Cl A	30,000	3,093
Alkermes*	7,000	490
Ardmore Shipping	1,500	20
Bank of Ireland*	654,613	277
CRH	19,461	579
Eaton	22,100	1,339
Endo International*	8,700	762
Experian	24,596	461
Fleetmatics Group*	3,500	167
Ingersoll-Rand	12,400	761
Jazz Pharmaceuticals*	3,000	577
Kerry Group, Cl A	3,813	291
Mallinckrodt*	5,700	706
Pentair	8,600	523
Perrigo	6,900	1,326
Prothena*	3,000	198
Ryanair Holdings ADR	700	52
Tyco International	19,600	745
Weatherford International*	36,200	387

		12,754

Israel — 0.2%
Azrieli Group	1,227	51
Bank Hapoalim	27,302	152
Bank Leumi Le-Israel*	34,966	153
Bezeq The Israeli Telecommunication	41,249	76
Delek Group	102	30
Israel	56	20
Israel Chemicals	14,498	101
Mizrahi Tefahot Bank	3,032	39
NICE-Systems	1,222	76
Stratasys*	4,500	138
Teva Pharmaceutical Industries	21,626	1,520
Wix.com*	1,900	53

		2,409

Italy — 0.5%
Assicurazioni Generali	27,803	551
Atlantia	9,569	257
Banca Monte dei Paschi di Siena*	70,030	140
Banco Popolare*	8,862	155
CNH Industrial	23,966	216
Enel	168,306	797
Enel Green Power	37,259	78
Eni	62,062	1,094
EXOR	2,128	108
Fiat Chrysler Automobiles*	21,629	342
Finmeccanica*	10,676	155
Intesa Sanpaolo	324,575	1,246
Luxottica Group	4,045	295
Mediobanca	14,735	161
Pirelli & C.	7,205	120
Prysmian	4,401	102
Saipem	5,685	50
Snam	49,138	243
Telecom Italia	415,028	506
Terna Rete Elettrica Nazionale	38,599	181
UniCredit	116,245	775
Unione di Banche Italiane	20,336	166
UnipolSai	19,289	50

Description	Shares	Market Value ($ Thousands)
		$7,788

Japan — 4.3%
ABC-Mart	500	30
Acom*	8,900	42
Advantest	3,400	30
Aeon	16,200	248
AEON Financial Service	2,500	65
Aeon Mall	2,500	47
Air Water	4,000	69
Aisin Seiki	4,800	195
Ajinomoto	14,000	322
Alfresa Holdings	4,100	69
Amada Holdings	7,800	76
ANA Holdings	25,000	80
Aozora Bank	31,000	119
Asahi Glass	22,000	129
Asahi Group Holdings	9,200	309
Asahi Kasei	31,000	236
Asics	4,300	124
Astellas Pharma	52,800	796
Bandai Namco Holdings	3,900	87
Bank of Kyoto	9,000	106
Bank of Yokohama	28,000	178
Benesse Holdings	1,500	40
Bridgestone	15,600	589
Brother Industries	5,200	72
Calbee	1,700	76
Canon	26,100	837
Casio Computer	4,600	92
Central Japan Railway	3,600	631
Chiba Bank	17,000	136
Chiyoda	5,000	40
Chubu Electric Power	16,100	274
Chugai Pharmaceutical	5,800	211
Chugoku Bank	3,400	53
Chugoku Electric Power	6,400	96
Citizen Holdings	5,700	38
COLOPL*	1,000	19
Credit Saison	3,200	71
Dai Nippon Printing	15,000	167
Daicel	7,000	95
Daihatsu Motor	4,200	60
Dai-ichi Life Insurance	26,300	535
Daiichi Sankyo	15,800	324
Daikin Industries	5,600	362
Daito Trust Construction	1,700	180
Daiwa House Industry	15,100	376
Daiwa Securities Group	41,000	319
Denso	11,700	581
Dentsu	5,100	289
Don Quijote Holdings	3,200	137
East Japan Railway	8,200	811
Eisai	6,300	412
Electric Power Development	3,800	131
FamilyMart	1,200	58
FANUC	5,000	835
Fast Retailing	1,300	644
Fuji Electric	12,000	50
Fuji Heavy Industries	14,500	537
FUJIFILM Holdings	11,500	457
Fujitsu	45,000	236
Fukuoka Financial Group	17,000	88
GungHo Online Entertainment	8,600	29
Gunma Bank	11,000	82

6	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Hachijuni Bank	10,000	$78
Hakuhodo DY Holdings	5,100	57
Hamamatsu Photonics	3,000	78
Hankyu Hanshin Holdings	29,000	183
Hikari Tsushin	500	35
Hino Motors	5,700	74
Hirose Electric	735	88
Hiroshima Bank	10,000	59
Hisamitsu Pharmaceutical	1,200	44
Hitachi	119,000	773
Hitachi Chemical	2,200	39
Hitachi Construction Machinery	2,400	40
Hitachi High-Technologies	1,200	28
Hitachi Metals	5,000	74
Hokuhoku Financial Group	27,000	64
Hokuriku Electric Power	3,700	57
Honda Motor	39,800	1,278
Hoya	10,400	440
Hulic	8,400	83
Ibiden	2,700	45
Idemitsu Kosan	2,000	37
IHI	33,000	131
Iida Group Holdings	4,400	77
Inpex	23,800	259
Isetan Mitsukoshi Holdings	9,300	170
Isuzu Motors	15,400	214
ITOCHU	38,200	469
Itochu Techno-Solutions	1,000	23
Iyo Bank	5,400	69
J Front Retailing	5,200	98
Japan Airlines	3,000	113
Japan Airport Terminal	1,000	53
Japan Display	7,300	23
Japan Exchange Group	6,700	234
Japan Prime Realty Investment‡	17	55
Japan Real Estate Investment‡	34	153
Japan Retail Fund Investment‡	59	116
Japan Tobacco	26,800	1,041
JFE Holdings	11,700	220
JGC	5,000	85
Joyo Bank	15,000	89
JSR	4,000	67
JTEKT	4,400	76
JX Holdings	57,300	245
Kajima	18,000	89
Kakaku.com	3,200	51
Kamigumi	5,000	47
Kaneka	5,000	36
Kansai Electric Power	18,900	257
Kansai Paint	5,000	81
Kao	12,400	630
Kawasaki Heavy Industries	37,000	162
KDDI	42,600	1,083
Keihan Electric Railway	11,000	72
Keikyu	10,000	82
Keio	15,000	125
Keisei Electric Railway	7,000	86
Keyence	1,100	555
Kikkoman	4,000	140
Kintetsu Group Holdings	48,000	171
Kirin Holdings	20,000	308
Kobe Steel	80,000	124
Koito Manufacturing	2,200	87
Komatsu	22,800	422

Description	Shares	Market Value ($ Thousands)
Konami	2,200	$46
Konica Minolta	10,300	129
Kubota	28,000	480
Kuraray	7,500	88
Kurita Water Industries	2,200	48
Kyocera	7,600	392
Kyowa Hakko Kirin	5,000	81
Kyushu Electric Power	9,500	135
Lawson	1,500	112
LIXIL Group	6,000	121
M3	4,300	101
Mabuchi Motor	1,000	60
Makita	2,800	155
Marubeni	40,700	227
Marui Group	5,100	71
Maruichi Steel Tube	1,000	26
Mazda Motor	12,500	246
McDonald’s Holdings Japan	1,500	32
Medipal Holdings	2,900	52
MEIJI Holdings	1,500	213
Minebea	7,000	110
Miraca Holdings	1,200	55
Mitsubishi	33,800	731
Mitsubishi Chemical Holdings	34,300	224
Mitsubishi Electric	46,000	495
Mitsubishi Estate	30,000	667
Mitsubishi Gas Chemical	12,000	67
Mitsubishi Heavy Industries	75,000	397
Mitsubishi Logistics	3,000	44
Mitsubishi Materials	24,000	87
Mitsubishi Motors	17,300	147
Mitsubishi Tanabe Pharma	4,900	82
Mitsubishi UFJ Financial Group	308,000	2,237
Mitsubishi UFJ Lease & Finance	11,100	60
Mitsui	41,100	535
Mitsui Chemicals	17,000	64
Mitsui Fudosan	23,000	655
Mitsui OSK Lines	25,000	75
Mixi	1,100	48
Mizuho Financial Group	557,100	1,205
MS&AD Insurance Group Holdings	12,000	378
Murata Manufacturing	4,900	728
Nabtesco	2,500	55
Nagoya Railroad	24,000	90
NEC	65,000	208
Nexon	2,900	40
NGK Insulators	6,000	154
NGK Spark Plug	3,900	103
NH Foods	5,000	122
NHK Spring	3,400	36
Nidec	5,400	484
Nikon	7,400	88
Nintendo	2,500	440
Nippon Building Fund‡	32	143
Nippon Electric Glass	10,000	49
Nippon Express	20,000	106
Nippon Paint Holdings	3,400	98
Nippon Prologis‡	30	59
Nippon Steel & Sumitomo Metal	189,000	447
Nippon Telegraph & Telephone	18,000	692
Nippon Yusen	44,000	120
Nissan Motor	59,900	579
Nisshin Seifun Group	4,400	63
Nissin Foods Holdings	1,900	86

7	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Nitori Holdings	2,000	$180
Nitto Denko	3,900	296
NOK	2,000	59
Nomura Holdings	87,700	624
Nomura Real Estate Holdings	2,800	56
Nomura Research Institute	3,100	127
NSK	12,000	155
NTT Data	3,400	163
NTT DOCOMO	36,800	777
NTT Urban Development	2,500	25
Obayashi	15,000	116
Odakyu Electric Railway	15,000	150
Oji Holdings	17,000	74
Olympus	6,500	249
Omron	5,200	204
Ono Pharmaceutical	2,000	241
Oracle Japan	700	29
Oriental Land	4,800	305
ORIX	32,300	483
Osaka Gas	49,000	196
Otsuka	1,600	84
Otsuka Holdings	9,300	334
Panasonic	53,100	624
Park24	2,200	40
Rakuten	23,100	372
Recruit Holdings	3,100	98
Resona Holdings	51,500	284
Ricoh	17,900	177
Rinnai	1,100	78
Rohm	2,200	127
Sankyo	1,000	38
Sanrio	1,000	28
Santen Pharmaceutical	8,500	125
SBI Holdings	4,400	61
Secom	5,100	344
Sega Sammy Holdings	4,100	51
Seibu Holdings	2,500	57
Seiko Epson	6,200	110
Sekisui Chemical	10,000	111
Sekisui House	14,000	208
Seven & i Holdings	18,100	836
Seven Bank	13,200	63
Sharp	35,000	46
Shikoku Electric Power	3,900	66
Shimadzu	7,000	104
Shimamura	500	52
Shimano	2,000	278
Shimizu	16,000	140
Shin-Etsu Chemical	9,900	593
Shinsei Bank	51,000	112
Shionogi	7,000	279
Shiseido	9,300	225
Shizuoka Bank	12,000	136
Showa Shell Sekiyu	4,200	39
SMC	1,300	330
SoftBank Group	23,300	1,294
Sompo Japan Nipponkoa Holdings	8,100	286
Sony	30,900	881
Sony Financial Holdings	3,700	71
Stanley Electric	3,200	68
Sumitomo	27,400	312
Sumitomo Chemical	36,000	206
Sumitomo Dainippon Pharma	3,400	41
Sumitomo Electric Industries	18,300	273

Description	Shares	Market Value ($ Thousands)
Sumitomo Heavy Industries	12,000	$61
Sumitomo Metal Mining	12,000	162
Sumitomo Mitsui Financial Group	31,100	1,392
Sumitomo Mitsui Trust Holdings	79,000	367
Sumitomo Realty & Development	9,000	316
Sumitomo Rubber Industries	3,700	56
Suntory Beverage & Food	3,500	148
Suruga Bank	3,800	82
Suzuken	1,650	58
Suzuki Motor	8,500	296
Sysmex	3,700	240
T&D Holdings	15,000	229
Taiheiyo Cement	25,000	83
Taisei	27,000	159
Taisho Pharmaceutical Holdings	700	47
Taiyo Nippon Sanso	5,000	59
Takashimaya	9,000	86
Takeda Pharmaceutical	19,300	972
TDK	3,200	224
Teijin	20,000	73
Terumo	7,600	196
THK	2,500	48
Tobu Railway	22,000	106
Toho	2,400	57
Toho Gas	10,000	60
Tohoku Electric Power	12,500	183
Tokio Marine Holdings	17,100	713
Tokyo Electric Power*	37,600	270
Tokyo Electron	4,000	221
Tokyo Gas	55,000	297
Tokyo Tatemono	5,000	70
Tokyu	29,000	213
Tokyu Fudosan Holdings	10,700	81
TonenGeneral Sekiyu	7,000	70
Toppan Printing	12,000	104
Toray Industries	35,000	279
Toshiba	101,000	310
TOTO	7,000	114
Toyo Seikan Group Holdings	3,500	55
Toyo Suisan Kaisha	2,000	76
Toyoda Gosei	1,500	33
Toyota Industries	3,800	211
Toyota Motor	66,300	4,416
Toyota Tsusho	4,700	119
Trend Micro	2,200	81
Unicharm	9,600	231
United Urban Investment‡	75	109
USS	4,600	81
West Japan Railway	4,300	309
Yahoo Japan	37,000	162
Yakult Honsha	2,000	133
Yamada Denki	19,000	73
Yamaguchi Financial Group	5,000	67
Yamaha	3,700	87
Yamaha Motor	6,800	155
Yamato Holdings	9,100	202
Yamazaki Baking	2,000	32
Yaskawa Electric	4,700	56
Yokogawa Electric	4,600	52
Yokohama Rubber	2,500	49

		72,819

Luxembourg — 0.1%
Altice*	2,179	277
Altisource Portfolio Solutions*	1,300	42

8	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
ArcelorMittal	23,145	$211
Millicom International Cellular	1,434	106
RTL Group	804	74
SES	8,027	250
Tenaris	10,937	139
Trinseo*	1,000	24

		1,123

Macau — 0.0%
Sands China	59,200	262

Malaysia — 0.3%
AirAsia	57,600	21
Alliance Financial Group	42,200	47
AMMB Holdings	66,000	97
Astro Malaysia Holdings	58,900	47
Axiata Group	96,675	161
Berjaya Sports Toto	34,500	30
British American Tobacco	5,600	99
Bumi Armada	91,000	26
CIMB Group Holdings	170,897	240
Dialog Group	140,600	59
DiGi.Com	111,500	157
Felda Global Ventures Holdings	60,300	27
Gamuda	71,300	90
Genting	76,000	162
Genting Malaysia	110,500	123
Genting Plantations	11,500	31
Hong Leong Bank	24,300	86
Hong Leong Financial Group	9,100	38
IHH Healthcare	79,900	126
IJM	51,700	92
IOI	100,400	111
IOI Properties Group	67,316	34
Kuala Lumpur Kepong	16,900	97
Lafarge Malaysia	20,000	49
Malayan Banking	169,670	408
Malaysia Airports Holdings	33,071	51
Maxis	69,700	122
MISC	42,800	87
Petronas Chemicals Group	91,400	153
Petronas Dagangan	9,600	53
Petronas Gas	22,300	129
PPB Group	17,200	69
Public Bank	96,000	477
RHB Capital	26,020	51
SapuraKencana Petroleum	135,900	87
Sime Darby	107,696	246
Telekom	43,213	74
Tenaga Nasional	104,500	333
UMW Holdings	21,900	57
Westports Holdings	30,600	32
YTL	162,100	67
YTL Power International	72,900	30

		4,576

Mexico — 0.4%
Alfa, Cl A	103,100	206
America Movil	1,229,900	1,203
Arca Continental	14,700	89
Cemex*	460,616	395
Coca-Cola Femsa	15,400	117
Controladora Comercial Mexicana	16,200	48
El Puerto de Liverpool	6,900	81
Fibra Uno Administracion‡	86,000	208
Fomento Economico Mexicano	71,000	648

Description	Shares	Market Value ($ Thousands)
Gentera	39,200	$68
Gruma, Cl B	6,400	84
Grupo Aeroportuario del Pacifico, Cl B	10,900	86
Grupo Aeroportuario del Sureste, Cl B	7,600	114
Grupo Bimbo, Ser A*	60,100	162
Grupo Carso	20,900	95
Grupo Comercial Chedraui	11,400	32
Grupo Financiero Banorte, Cl O	91,100	484
Grupo Financiero Inbursa, Cl O	85,200	194
Grupo Financiero Santander Mexico, Cl B	66,700	120
Grupo Lala, Cl B	22,700	53
Grupo Mexico	139,200	382
Grupo Televisa	93,900	658
Industrias Penoles	5,365	82
Kimberly-Clark de Mexico, Cl A	55,900	131
Mexichem	34,500	102
OHL Mexico*	27,400	45
Promotora y Operadora de Infraestructura*	11,000	127
Wal-Mart de Mexico	191,900	468

		6,482

Netherlands — 1.1%
Aegon	42,098	326
Airbus Group	14,382	1,027
Akzo Nobel	6,088	439
ASML Holding	8,584	860
Boskalis Westminster	1,935	95
Chicago Bridge & Iron	4,500	239
Cimpress*	3,100	200
Delta Lloyd	6,296	112
Frank’s International	1,500	24
Gemalto	2,068	179
Heineken	5,441	431
Heineken Holding	2,615	183
ING Groep	92,318	1,580
James Hardie Industries	12,173	170
Koninklijke Ahold	21,190	424
Koninklijke DSM	4,576	263
Koninklijke KPN	77,496	308
Koninklijke Philips	22,807	638
Koninklijke Vopak	1,537	81
LyondellBasell Industries, Cl A	18,400	1,726
Nielsen	17,200	834
NN Group	4,459	138
OCI*	1,794	61
QIAGEN*	17,131	481
Randstad Holding	3,153	217
RELX	24,415	409
Royal Dutch Shell, Cl B	59,088	1,716
Royal Dutch Shell, Cl A	94,462	2,712
STMicroelectronics	16,314	128
TNT Express	13,518	114
Unilever	39,067	1,761
Wolters Kluwer	7,260	242

		18,118

New Zealand — 0.0%
Auckland International Airport	20,790	75
Contact Energy	7,823	26
Fletcher Building	15,088	79
Meridian Energy	37,972	57
Mighty River Power	15,000	27

9	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Ryman Healthcare	8,015	$45
Spark New Zealand	41,949	82

		391

Norway — 0.1%
Aker Solutions	3,236	13
DNB	23,744	389
Gjensidige Forsikring	5,769	93
Nordic American Tankers	8,500	128
Norsk Hydro	34,792	130
Orkla	19,551	157
Seadrill	9,430	86
Statoil	26,902	457
Telenor	18,243	402
Yara International	4,589	230

		2,085

Panama — 0.0%
Banco Latinoamericano de Comercio Exterior, Cl E	2,800	77
Copa Holdings, Cl A	1,500	113

		190

Peru — 0.0%
Cia de Minas Buenaventura ADR	6,600	47
Credicorp	2,100	277

		324

Philippines — 0.1%
Aboitiz Equity Ventures	72,810	93
Aboitiz Power	47,400	45
Alliance Global Group	73,200	36
Ayala	8,140	139
Ayala Land	275,400	225
Bank of the Philippine Islands	25,710	54
BDO Unibank	59,760	131
DMCI Holdings	143,300	37
Energy Development	300,600	47
Globe Telecom	1,280	72
GT Capital Holdings	2,940	90
International Container Terminal Services	17,270	42
JG Summit Holdings	94,050	149
Jollibee Foods	14,210	59
Megaworld	497,000	52
Metro Pacific Investments	472,300	50
Metropolitan Bank & Trust	12,478	24
Philippine Long Distance Telephone	3,650	230
SM Investments	6,000	117
SM Prime Holdings	291,300	137
Universal Robina	32,780	137

		1,966

Poland — 0.1%
Alior Bank*	2,102	48
Bank Handlowy w Warszawie	976	24
Bank Millennium	17,357	28
Bank Pekao	5,003	212
Bank Zachodni	1,165	93
CCC	688	35
Cyfrowy Polsat	8,852	55
Enea	6,593	26
Energa	9,269	50
Eurocash	2,485	29
Getin Noble Bank*	47,241	15
Grupa Azoty	2,181	49
Grupa Lotos*	2,761	23
KGHM Polska Miedz	5,814	147

Description	Shares	Market Value ($ Thousands)
LPP*	35	$72
mBank	601	61
Orange Polska	23,314	51
PGE Polska Grupa Energetyczna	31,392	148
Polski Koncern Naftowy Orlen	12,099	245
Polskie Gornictwo Naftowe i Gazownictwo	69,727	117
Powszechna Kasa Oszczednosci Bank Polski	33,719	262
Powszechny Zaklad Ubezpieczen	2,371	273
Synthos	15,810	20
Tauron Polska Energia	46,041	47

		2,130

Portugal — 0.0%
Banco Comercial Portugues, Cl R*	776,174	60
Energias de Portugal	54,090	201
Galp Energia	8,170	95
Jeronimo Martins	5,457	82

		438

Qatar — 0.1%
Barwa Real Estate	33,069	454
Commercial Bank	5,733	85
Doha Bank	5,156	75
Ezdan Holding Group	10,000	48
Gulf International Services	2,000	38
Industries Qatar	4,869	181
Masraf Al Rayan	16,701	207
Ooredoo	3,323	74
Qatar Electricity & Water	1,698	103
Qatar Insurance SAQ	2,000	54
Qatar Islamic Bank SAQ	2,971	89
Qatar National Bank SAQ	5,887	295
Vodafone Qatar	14,995	65

		1,768

Russia — 0.3%
Gazprom ADR	219,927	1,010
Lukoil ADR	18,533	758
Magnit GDR	9,444	512
MegaFon GDR	6,552	81
MMC Norilsk Nickel ADR	20,392	315
Mobile TeleSystems ADR	18,800	154
NOVATEK GDR	3,308	330
Rosneft GDR	42,361	164
Rostelecom*	10,847	90
RusHydro ADR	92,784	83
Sberbank of Russia ADR	98,154	484
Severstal GDR	8,478	96
Sistema GDR	14,716	125
Surgutneftegas ADR	55,123	305
Tatneft ADR	8,571	252
Uralkali GDR	7,400	98

		4,857

Singapore — 0.3%
Ascendas‡	44,000	78
Avago Technologies, Cl A	12,300	1,539
CapitaLand	64,000	151
CapitaLand Commercial Trust ‡	45,000	47
CapitaLand Mall Trust‡	69,000	101
City Developments	10,000	68
ComfortDelGro	59,000	130
DBS Group Holdings	42,557	628
Global Logistic Properties	79,000	133
Golden Agri-Resources	152,000	35

10	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Hutchison Port Holdings Trust, Cl U	163,000	$98
Jardine Cycle & Carriage	3,333	72
Keppel	35,000	192
Oversea-Chinese Banking	74,300	559
Sembcorp Industries	22,000	57
Sembcorp Marine	17,000	32
Singapore Airlines	12,000	94
Singapore Exchange	21,000	122
Singapore Press Holdings	43,000	131
Singapore Technologies Engineering	34,000	81
Singapore Telecommunications	192,000	574
StarHub	12,000	33
Suntec Real Estate Investment Trust‡	53,000	66
United Overseas Bank	31,000	503
UOL Group	10,200	50
Wilmar International	53,000	124
Yangzijiang Shipbuilding Holdings	42,000	40

		5,738

Slovak Republic — 0.0%
Celltrion	2,170	145

South Africa — 0.7%
African Rainbow Minerals	4,672	26
Anglo American Platinum*	2,214	46
AngloGold Ashanti	14,830	90
Aspen Pharmacare Holdings	12,491	367
Barclays Africa Group	12,536	185
Barloworld	8,659	62
Bidvest Group	11,801	288
Brait*	12,294	149
Capitec Bank Holdings	1,279	47
Coronation Fund Managers	8,397	52
Discovery	13,126	141
Exxaro Resources	5,846	35
FirstRand	123,133	534
Foschini Group	7,567	86
Gold Fields	28,020	76
Growthpoint Properties‡	83,581	184
Hyprop Investments‡	8,967	92
Impala Platinum Holdings	19,848	72
Imperial Holdings	6,767	91
Investec	9,417	86
Kumba Iron Ore	2,725	23
Liberty Holdings	4,358	49
Life Healthcare Group Holdings	34,575	103
Massmart Holdings	4,288	46
Mediclinic International	15,997	143
MMI Holdings	40,534	95
Mondi	4,361	105
Mr Price Group	8,822	176
MTN Group	61,351	1,026
Nampak	23,353	59
Naspers, Cl N	14,600	2,048
Nedbank Group	7,066	141
Netcare	35,590	114
Pick n Pay Stores	10,028	47
PSG Group	3,250	51
Rand Merchant Insurance Holdings	24,479	86
Redefine Properties‡	130,685	119
Remgro	17,759	369
Resilient Property Income Fund	10,360	82
RMB Holdings	25,834	140
Sanlam	67,973	360

Description	Shares	Market Value ($ Thousands)
Sappi*	19,542	$64
Sasol	20,400	709
Shoprite Holdings	16,931	226
SPAR Group	6,067	95
Standard Bank Group	44,783	541
Steinhoff International Holdings	83,178	505
Telkom	8,983	44
Tiger Brands	6,023	136
Truworths International	15,771	107
Tsogo Sun Holdings	17,678	34
Vodacom Group	13,712	159
Woolworths Holdings	35,577	280

		10,991

South Korea — 1.1%
Amorepacific	1,180	414
AMOREPACIFIC Group	1,020	170
BNK Financial Group	7,957	93
Cheil Industries*	990	142
Cheil Worldwide	2,700	44
CJ	495	129
CJ CheilJedang	258	91
CJ Korea Express*	275	40
Coway	1,951	163
Daelim Industrial	1,011	64
Daewoo Engineering & Construction*	4,074	24
Daewoo International	1,670	30
Daewoo Securities	6,597	82
Daewoo Shipbuilding & Marine Engineering	3,834	23
Daum Kakao	941	97
DGB Financial Group	5,253	50
Dongbu Insurance	1,483	70
Doosan	249	22
Doosan Heavy Industries & Construction	2,165	37
Doosan Infracore*	5,079	33
E-Mart	713	146
GS Engineering & Construction	1,732	39
GS Holdings	1,617	63
Halla Visteon Climate Control	1,293	40
Hana Financial Group	10,657	265
Hankook Tire	2,518	87
Hanmi Pharm*	160	55
Hanssem	390	99
Hanwha	1,490	60
Hanwha Chemical	3,629	64
Hanwha Life Insurance	6,806	48
Hotel Shilla	1,138	123
Hyosung	757	92
Hyundai Department Store	483	61
Hyundai Development - Engineering & Construction	1,956	117
Hyundai Engineering & Construction	2,844	84
Hyundai Glovis	623	104
Hyundai Heavy Industries	1,489	123
Hyundai Marine & Fire Insurance	2,209	60
Hyundai Merchant Marine*	2,976	16
Hyundai Mipo Dockyard	388	18
Hyundai Mobis	2,547	465
Hyundai Motor	7,776	990
Hyundai Steel	2,892	144
Hyundai Wia	533	49
Industrial Bank of Korea	10,143	120

11	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Kangwon Land	4,068	$148
KB Financial Group	14,189	446
KCC	360	151
KEPCO Plant Service & Engineering	760	76
Kia Motors	9,920	372
Korea Aerospace Industries	1,857	155
Korea Electric Power	9,441	411
Korea Gas	901	33
Korea Investment Holdings	1,396	74
Korea Zinc	318	134
Korean Air Lines*	1,160	35
KT	2,271	59
KT&G	4,019	378
Kumho Petrochemical	484	25
LG	3,496	173
LG Chemical	1,736	371
LG Display	8,090	153
LG Electronics	3,928	136
LG Household & Health Care	345	253
LG Innotek	498	35
LG Uplus	7,773	77
Lotte Chemical	563	125
Lotte Confectionery	24	40
Lotte Shopping	372	80
LS	708	24
LS Industrial Systems	643	29
Mirae Asset Securities	905	34
NAVER	1,025	458
NCSoft	568	107
NH Investment & Securities	4,492	42
OCI	573	47
Orion	123	121
Paradise	1,623	33
POSCO	2,401	403
S-1, Cl 1	633	46
Samsung C&T	4,660	225
Samsung Card	1,376	45
Samsung Electro-Mechanics	2,118	98
Samsung Electronics	4,391	4,447
Samsung Fire & Marine Insurance	1,299	311
Samsung Heavy Industries	5,863	69
Samsung Life Insurance	2,899	265
Samsung SDI	2,024	148
Samsung SDS	1,470	368
Samsung Securities	2,183	98
Shinhan Financial Group	15,666	562
Shinsegae	273	49
SK C&C	738	193
SK Holdings	855	151
SK Hynix	21,206	672
SK Innovation	2,359	201
SK Networks	4,386	27
SK Telecom	346	74
S-Oil	1,531	82
Woori Bank	12,287	100
Yuhan	272	63

		18,882

Spain — 0.7%
Abertis Infraestructuras	10,293	170
ACS Actividades de Construccion y Servicios	5,077	171
Aena* (A)	1,745	194
Amadeus IT Holding, Cl A	10,812	474
Banco Bilbao Vizcaya Argentaria	151,306	1,540

Description	Shares	Market Value ($ Thousands)
Banco de Sabadell	123,135	$282
Banco Popular Espanol	41,471	192
Banco Santander	343,722	2,386
Bankia	112,528	150
Bankinter	14,931	116
CaixaBank	65,068	292
Distribuidora Internacional de Alimentacion	13,196	83
Enagas	5,644	160
Endesa	7,341	155
Ferrovial	10,469	256
Gas Natural	8,866	194
Grifols	3,167	141
Iberdrola	135,289	960
Industria de Diseno Textil	26,301	906
International Consolidated Airlines Group*	21,145	177
Mapfre	29,981	97
Red Electrica	2,525	203
Repsol	25,750	435
Telefonica	108,180	1,666
Zardoya Otis	3,920	43

		11,443

Sweden — 0.6%
Alfa Laval	6,808	126
Assa Abloy, Cl B	24,174	494
Atlas Copco, Cl A	16,157	444
Atlas Copco, Cl B	9,103	225
Boliden	7,441	138
Electrolux	6,023	174
Elekta, Cl B	7,956	53
Getinge, Cl B	4,324	107
Hennes & Mauritz, Cl B	23,226	930
Hexagon, Cl B	6,206	202
Husqvarna, Cl B	8,656	64
ICA Gruppen	1,714	63
Industrivarden, Cl C	4,539	86
Investment Kinnevik, Cl B	5,585	180
Investor, Cl B	11,027	428
Lundin Petroleum*	4,667	68
Nordea Bank	74,259	931
Sandvik	24,817	252
Securitas, Cl B	8,644	125
Skandinaviska Enskilda Banken, Cl A	36,653	445
Skanska, Cl B	9,253	196
SKF, Cl B	9,643	190
Svenska Cellulosa, Cl B	14,531	416
Svenska Handelsbanken, Cl A	35,589	548
Swedbank, Cl A	21,543	508
Swedish Match	5,349	165
Tele2, Cl B	6,822	71
Telefonaktiebolaget LM Ericsson, Cl B	74,641	803
TeliaSonera	65,138	398
Volvo, Cl B	37,498	446

		9,276

Switzerland — 1.8%
ABB	53,500	1,093
Actelion	2,383	354
Adecco	3,949	331
Aryzta*	2,271	116
Baloise Holding	1,109	142
Barry Callebaut	49	55

12	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Chocoladefabriken Lindt & Sprungli	26	$332
Cie Financiere Richemont	12,715	1,103
Coca-Cola	4,280	89
Credit Suisse Group	37,175	1,102
Dufry*	1,032	144
EMS-Chemie Holding	176	86
Geberit	875	305
Givaudan	217	406
Julius Baer Group	5,221	290
Kuehne + Nagel International	1,368	190
LafargeHolcim	6,463	453
Lonza Group	1,236	180
Nestle	78,249	5,960
Novartis	55,819	5,831
Pargesa Holding	662	45
Partners Group Holding	374	126
Roche Holding	16,907	4,910
Schindler Holding	1,620	263
SGS	131	252
Sika	53	193
Sonova Holding	1,398	200
Sulzer	471	49
Swatch Group	1,829	412
Swiss Life Holding	830	197
Swiss Prime Site	1,758	141
Swiss Re	8,624	781
Swisscom	606	354
Syngenta	2,227	922
Transocean	8,041	111
UBS Group	88,290	2,044
Zurich Insurance Group	3,589	1,099

		30,661

Taiwan — 0.1%
Advanced Semiconductor Engineering ADR	34,600	194
Siliconware Precision Industries ADR	2,000	11
Taiwan Semiconductor Manufacturing ADR	54,000	1,194

		1,399

Thailand — 0.2%
Advanced Info Service	34,600	245
Airports of Thailand	13,200	110
Bangkok Bank	17,100	81
Bangkok Dusit Medical Services	98,100	56
Banpu	33,600	24
BEC World	31,400	32
BTS Group Holdings	178,100	50
Bumrungrad Hospital	11,000	64
Central Pattana	50,100	67
Charoen Pokphand Foods	89,600	53
CP ALL	145,900	199
Delta Electronics Thailand	15,500	35
Energy Absolute	35,600	22
Fabrinet*	3,300	61
Glow Energy	16,600	42
Home Product Center	128,400	23
Indorama Ventures	38,500	29
IRPC	308,700	37
Kasikornbank	98,800	499
Krung Thai Bank	107,700	53
Minor International	58,740	49
PTT	35,700	330
PTT Exploration & Production	45,100	120

Description	Shares	Market Value ($ Thousands)
PTT Global Chemical	54,200	$95
Siam Cement	24,800	370
Siam Commercial Bank	49,300	213
Thai Oil	25,200	34
Thai Union Frozen Products	56,800	30
TMB Bank	404,000	27
True*	272,300	83

		3,133

Turkey — 0.1%
Akbank	66,282	178
Anadolu Efes Biracilik Ve Malt Sanayii	7,089	56
Arcelik	8,029	42
BIM Birlesik Magazalar	7,535	128
Coca-Cola Icecek	2,729	39
Emlak Konut Gayrimenkul Yatirim Ortakligi‡	79,451	75
Enka Insaat ve Sanayi	19,458	35
Eregli Demir ve Celik Fabrikalari	54,115	82
Ford Otomotiv Sanayi	2,969	36
Haci Omer Sabanci Holding	35,891	123
KOC Holding	23,863	106
Petkim Petrokimya Holding	15,938	24
TAV Havalimanlari Holding	5,816	44
Tofas Turk Otomobil Fabrikasi	5,268	35
Tupras Turkiye Petrol Rafinerileri	4,468	116
Turk Hava Yollari*	22,706	74
Turk Telekomunikasyon	17,591	44
Turkcell Iletisim Hizmetleri	33,331	153
Turkiye Garanti Bankasi	84,900	252
Turkiye Halk Bankasi	23,324	102
Turkiye Is Bankasi, Cl C	58,070	114
Turkiye Sise ve Cam Fabrikalari	26,469	30
Turkiye Vakiflar Bankasi, Cl D	29,222	44
Ulker Biskuvi Sanayi	5,659	32
Yapi ve Kredi Bankasi	31,711	44

		2,008

United Kingdom — 3.8%
3i Group	23,290	201
Abengoa Yield	4,300	109
Aberdeen Asset Management	23,031	131
Admiral Group	5,644	130
Aggreko	5,490	103
Amec Foster Wheeler	9,820	126
Anglo American	32,446	411
Antofagasta	8,507	75
Aon	13,500	1,360
ARM Holdings	33,844	532
Ashtead Group	11,148	171
Associated British Foods	8,771	441
AstraZeneca	30,665	2,067
Aviva	98,633	800
Babcock International Group	7,640	118
BAE Systems	74,839	561
Barclays	403,012	1,817
Barratt Developments	23,210	230
BG Group	82,835	1,412
BHP Billiton	51,472	950
BP	439,896	2,715
British American Tobacco	45,327	2,689
British Land‡	23,135	304
BT Group, Cl A	200,762	1,455
Bunzl	7,869	225
Burberry Group	10,312	259

13	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Capita	15,390	$313
Carnival	4,351	241
Centrica	123,216	512
Cobham	24,260	99
Compass Group	40,887	654
Croda International	3,619	172
Delphi Automotive	13,850	1,081
Diageo	61,436	1,716
Direct Line Insurance Group	34,606	198
Dixons Carphone	25,823	184
easyJet	3,363	86
Ensco, Cl A	10,900	181
Fresnillo	4,891	49
G4S	41,350	177
GKN	38,753	193
GlaxoSmithKline	117,430	2,558
Glencore	270,790	879
Hammerson‡	19,159	197
Hargreaves Lansdown	6,999	131
HSBC Holdings	466,892	4,224
ICAP	13,821	111
IMI	5,751	95
Imperial Tobacco Group	23,278	1,222
Inmarsat	11,635	161
InterContinental Hotels Group	5,523	232
Intertek Group	3,502	134
Intu Properties‡	23,054	119
Investec	15,072	138
ITV	88,725	389
J Sainsbury	35,819	148
Johnson Matthey	4,773	217
Kingfisher	54,982	309
Land Securities Group‡	19,768	400
Larsen & Toubro GDR	9,700	267
Legal & General Group	146,945	598
Lloyds Banking Group	1,387,308	1,801
London Stock Exchange Group	7,473	304
Mahindra & Mahindra GDR	11,500	246
Marks & Spencer Group	37,914	322
Meggitt	17,203	125
Melrose Industries	21,431	93
Merlin Entertainments (A)	18,837	122
Mondi	8,593	206
National Grid	91,562	1,219
Next	3,506	437
Old Mutual	121,366	402
Pearson	20,668	388
Persimmon	7,226	231
Petrofac	5,484	75
Prudential	61,692	1,451
Randgold Resources	2,418	146
Reckitt Benckiser Group	15,668	1,503
RELX	26,737	466
Rexam	18,107	157
Rio Tinto	31,044	1,205
Rolls-Royce Holdings	43,794	543
Rowan, Cl A	5,400	93
Royal Bank of Scotland Group*	63,126	337
Royal Mail	17,404	137
RSA Insurance Group	24,209	194
SABMiller	23,300	1,223
Sage Group	27,129	221
Schroders	3,316	164
Segro‡	20,780	145

Description	Shares	Market Value ($ Thousands)
Severn Trent	6,008	$207
Shire	14,224	1,261
Sky	25,449	453
Smith & Nephew	21,063	391
Smiths Group	8,726	154
South32*	49,454	63
Sports Direct International*	5,694	70
SSE	24,321	575
Standard Chartered	60,446	925
Standard Life	48,615	345
State Bank of India GDR	4,700	197
Subsea 7	7,880	69
Tate & Lyle	11,551	98
Taylor Wimpey	76,123	231
Tesco	199,674	672
Travis Perkins	5,891	207
Tullow Oil	20,022	77
Unilever	31,150	1,413
United Utilities Group	16,001	223
Vodafone Group	640,210	2,416
VTB Bank GDR	94,131	222
Weir Group	4,574	110
Whitbread	4,574	370
William Hill	23,147	146
WM Morrison Supermarkets	55,392	158
Wolseley	6,054	402
WPP	31,129	714

		63,902

United States — 69.3%

Consumer Discretionary — 9.5%
1-800-Flowers.com, Cl A*	2,000	20
2U*	2,100	67
Aaron’s	2,700	100
Abercrombie & Fitch, Cl A	6,100	123
Advance Auto Parts	3,400	592
Amazon.com*	18,200	9,758
AMC Entertainment Holdings, Cl A	2,100	68
AMC Networks, Cl A*	2,900	244
American Axle & Manufacturing Holdings*	7,200	144
American Eagle Outfitters	18,000	319
American Public Education*	1,500	39
America’s Car-Mart*	700	32
ANN*	4,300	197
Apollo Education Group, Cl A*	8,200	105
Aramark	9,000	286
Arctic Cat	1,100	31
Asbury Automotive Group*	2,600	230
Ascena Retail Group*	12,300	154
Ascent Capital Group, Cl A*	1,200	47
AutoNation*	3,600	224
AutoZone*	1,500	1,051
Barnes & Noble*	4,400	116
Bassett Furniture Industries	900	30
Beazer Homes USA*	2,300	44
bebe stores	2,600	5
Bed Bath & Beyond*	8,400	548
Belmond, Cl A*	9,000	109
Best Buy	15,000	484
Big 5 Sporting Goods	1,600	18
Big Lots	5,000	216
Biglari Holdings*	160	70
BJ’s Restaurants*	2,100	108
Black Diamond*	1,900	18

14	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Bloomin’ Brands	11,500	$268
Blue Nile*	1,000	32
Bob Evans Farms	2,100	105
Bojangles’*	700	17
Boot Barn Holdings*	1,200	38
BorgWarner	10,500	522
Boyd Gaming*	7,300	125
Bravo Brio Restaurant Group*	1,600	21
Bridgepoint Education*	1,500	14
Bright Horizons Family Solutions*	3,300	199
Brinker International	3,200	192
Brunswick	4,300	228
Buckle	2,680	119
Buffalo Wild Wings*	1,765	345
Build-A-Bear Workshop, Cl A*	1,000	17
Burlington Stores*	6,900	380
Cabela’s*	2,100	93
Cable One*	200	83
Cablevision Systems, Cl A	9,400	265
Caesars Acquisition, Cl A*	3,900	25
Caesars Entertainment*	4,700	24
Caleres	4,200	139
Callaway Golf	7,600	70
Capella Education	1,000	52
Career Education*	5,600	18
CarMax*	10,000	645
Carmike Cinemas*	2,300	58
Carnival	20,100	1,071
Carriage Services, Cl A	1,700	41
Carrols Restaurant Group*	3,000	33
Carter’s	2,500	254
Cato, Cl A	2,600	100
Cavco Industries*	800	58
CBS, Cl B	23,600	1,262
Century Communities*	1,300	26
Charter Communications, Cl A*	3,800	706
Cheesecake Factory	4,500	260
Chegg*	7,400	61
Cherokee	700	20
Chico’s FAS	13,400	204
Children’s Place	2,000	116
Chipotle Mexican Grill, Cl A*	1,500	1,113
Choice Hotels International	1,400	71
Christopher & Banks*	3,000	10
Churchill Downs	1,200	162
Chuy’s Holdings*	1,400	40
Cinemark Holdings	5,500	217
Citi Trends*	1,300	31
Clear Channel Outdoor Holdings, Cl A	1,700	16
ClubCorp Holdings	3,800	89
Coach	13,200	412
Collectors Universe	600	12
Columbia Sportswear	2,500	179
Comcast, Cl A	118,700	7,408
Conn’s*	2,500	86
Container Store Group*	1,500	27
Cooper Tire & Rubber	5,400	178
Cooper-Standard Holding*	1,400	90
Core-Mark Holding	2,100	133
Cracker Barrel Old Country Store	1,800	273
Crocs*	7,600	120
Crown Media Holdings, Cl A*	2,900	13
CSS Industries	1,000	28

Description	Shares	Market Value ($ Thousands)
CST Brands	3,200	$121
Culp	700	21
Cumulus Media, Cl A*	13,300	22
Daily Journal*	100	20
Dana Holding	15,000	278
Darden Restaurants	5,900	435
Dave & Buster’s Entertainment*	2,000	78
Deckers Outdoor*	3,200	233
Del Frisco’s Restaurant Group*	2,100	33
Denny’s*	8,300	98
Destination XL Group*	2,800	14
DeVry Education Group	5,600	170
Diamond Resorts International*	3,900	122
Dick’s Sporting Goods	4,500	229
Dillard’s, Cl A	1,100	112
DineEquity	1,600	166
Discovery Communications, Cl C*	12,800	388
Discovery Communications, Cl A*	7,300	241
DISH Network, Cl A*	10,700	691
Dollar General	14,300	1,149
Dollar Tree*	12,268	957
Domino’s Pizza	2,600	296
Dorman Products*	2,587	137
DR Horton	15,600	463
DreamWorks Animation, Cl A*	7,100	171
Drew Industries	2,200	129
DSW, Cl A	3,100	101
Dunkin’ Brands Group	4,600	248
El Pollo Loco Holdings*	1,500	28
Eldorado Resorts*	2,500	21
Empire Resorts*	1,100	5
Entercom Communications, Cl A*	2,000	21
Entravision Communications, Cl A	4,900	38
Eros International*	2,700	97
Escalade	900	16
Ethan Allen Interiors	2,200	66
Etsy*	1,700	35
EVINE Live*	3,400	7
EW Scripps, Cl A	5,163	113
Expedia	4,600	559
Express*	7,800	149
Extended Stay America	3,300	63
Federal-Mogul Holdings*	3,300	37
Fenix Parts*	1,700	16
Fiesta Restaurant Group*	2,500	145
Finish Line, Cl A	4,400	121
Five Below*	5,100	188
Flexsteel Industries	400	16
Foot Locker	6,700	473
Ford Motor	186,200	2,761
Fossil Group*	2,000	137
Fox Factory Holding*	1,900	30
Francesca’s Holdings*	4,200	51
Fred’s, Cl A	3,600	65
FTD*	1,900	55
GameStop, Cl A	4,800	220
Gannett	5,100	65
Gap	11,400	416
Garmin	5,700	239
General Motors	76,700	2,417
Genesco*	2,200	142
Gentex	13,500	217
Gentherm*	3,300	166
Genuine Parts	7,300	649

15	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
G-III Apparel Group*	3,600	$260
Global Eagle Entertainment*	3,900	48
GNC Holdings, Cl A	4,100	202
Goodyear Tire & Rubber	12,600	380
GoPro, Cl A*	4,200	261
Graham Holdings, Cl B	200	138
Grand Canyon Education*	4,300	187
Gray Television*	6,100	103
Green Brick Partners*	1,800	22
Group 1 Automotive	2,200	213
Groupon, Cl A*	20,200	97
Guess?	5,700	125
H&R Block	13,300	443
Habit Restaurants, Cl A*	1,000	30
Hanesbrands	19,000	590
Harley-Davidson	10,000	583
Harman International Industries	3,500	377
Harte-Hanks	4,200	20
Hasbro	5,200	409
Haverty Furniture	1,700	38
Helen of Troy*	2,600	228
Hemisphere Media Group, Cl A*	1,100	15
Hibbett Sports*	2,400	109
Hilton Worldwide Holdings	24,200	650
Home Depot	61,900	7,244
Hooker Furniture	900	22
Horizon Global*	1,640	21
Houghton Mifflin Harcourt*	12,600	329
Hovnanian Enterprises, Cl A*	9,700	20
HSN	3,000	221
Hyatt Hotels, Cl A*	1,700	95
Iconix Brand Group*	4,400	96
Installed Building Products*	1,700	46
International Game Technology*	4,400	87
International Speedway, Cl A	2,600	89
Interpublic Group	20,500	437
Interval Leisure Group	3,700	79
Intrawest Resorts Holdings*	1,200	12
iRobot*	2,900	89
Isle of Capri Casinos*	1,800	33
Jack in the Box	3,500	332
JAKKS Pacific*	1,600	16
Jamba*	1,400	23
Jarden*	9,300	511
JC Penney*	12,800	105
John Wiley & Sons, Cl A	2,400	127
Johnson Controls	30,800	1,403
Johnson Outdoors, Cl A	400	8
Journal Media Group	2,852	23
K12*	3,400	45
Kate Spade*	6,000	121
KB Home	7,100	113
Kirkland’s	1,300	35
Kohl’s	9,500	583
Kona Grill*	700	13
Krispy Kreme Doughnuts*	6,200	116
L Brands	11,900	961
La Quinta Holdings*	8,800	187
Lands’ End*	1,700	40
Las Vegas Sands	17,500	981
La-Z-Boy, Cl Z	4,800	122
Lear	3,700	385
Leggett & Platt	6,400	306
Lennar, Cl A	8,400	446

Description	Shares	Market Value ($ Thousands)
LGI Homes*	1,100	$21
Libbey	2,000	74
Liberty Broadband, Cl C*	3,070	164
Liberty Broadband, Cl A*	1,000	54
Liberty Interactive QVC Group, Cl A*	22,500	654
Liberty Media*	15,700	592
Liberty Tax	300	8
Liberty TripAdvisor Holdings, Cl A*	7,000	205
Liberty Ventures, Ser A*	6,600	274
LifeLock*	8,900	70
Lifetime Brands	900	13
Lithia Motors, Cl A	2,100	251
Live Nation Entertainment*	7,200	189
LKQ*	13,900	437
Loral Space & Communications*	1,200	76
Lowe’s	45,400	3,149
lululemon athletica*	5,200	327
Lumber Liquidators Holdings*	2,500	48
M/I Homes*	2,400	60
Macy’s	16,400	1,133
Madison Square Garden, Cl A*	2,900	242
Malibu Boats, Cl A*	1,600	31
Marcus	1,500	31
Marine Products	900	6
MarineMax*	2,400	43
Marriott International, Cl A	9,700	704
Marriott Vacations Worldwide	2,300	192
Martha Stewart Living Omnimedia, Cl A*	2,500	15
Mattel	16,100	374
Mattress Firm Holding*	1,800	111
McDonald’s	45,600	4,554
MDC Holdings	3,600	107
Media General*	8,400	133
Men’s Wearhouse	4,500	268
Meredith	3,400	163
Meritage Homes*	3,600	162
Metaldyne Performance Group	1,000	19
MGM Resorts International*	21,400	420
Michael Kors Holdings*	9,200	386
Michaels*	3,700	94
Modine Manufacturing*	4,700	48
Mohawk Industries*	2,900	585
Monarch Casino & Resort*	900	17
Monro Muffler Brake	3,000	190
Morgans Hotel Group*	2,500	15
Morningstar	800	68
Motorcar Parts of America*	1,600	47
Movado Group	1,600	41
Murphy USA*	2,200	120
NACCO Industries, Cl A	400	20
National CineMedia	5,600	87
Nautilus*	3,100	66
Netflix*	20,300	2,320
New Home*	700	12
New Media Investment Group	4,000	68
New York Times, Cl A	12,800	169
Newell Rubbermaid	13,100	567
News*	5,600	80
News, Cl A*	22,400	330
Nexstar Broadcasting Group, Cl A	2,800	161
NIKE, Cl B	32,300	3,722

16	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Noodles, Cl A*	900	$14
Nordstrom	6,600	504
Norwegian Cruise Line Holdings*	6,100	381
Nutrisystem	2,900	87
NVR*	200	298
Office Depot*	25,500	204
Omnicom Group	11,700	855
Orbitz Worldwide*	9,800	111
O’Reilly Automotive*	4,900	1,178
Outerwall	1,600	113
Overstock.com*	1,000	21
Oxford Industries	1,400	118
Panera Bread, Cl A*	1,200	245
Papa John’s International	2,694	204
Papa Murphy’s Holdings*	1,000	19
Party City Holdco*	2,200	45
Penn National Gaming*	7,600	145
Penske Automotive Group	1,700	92
Pep Boys-Manny Moe & Jack*	5,500	65
Performance Sports Group*	4,000	66
Perry Ellis International*	1,000	24
PetMed Express	1,700	29
Pier 1 Imports	8,500	100
Pinnacle Entertainment*	5,500	212
Polaris Industries	3,100	425
Pool	4,000	282
Popeyes Louisiana Kitchen*	2,200	133
Potbelly*	2,400	33
Priceline Group*	2,500	3,109
PulteGroup	18,400	381
PVH	3,900	453
Quiksilver*	11,600	5
Ralph Lauren, Cl A	2,900	365
Reading International, Cl A*	1,500	18
Red Robin Gourmet Burgers*	1,300	119
Regal Entertainment Group, Cl A	3,500	72
Regis*	4,200	61
Remy International	2,700	80
Rent-A-Center, Cl A	4,800	129
Rentrak*	1,100	75
Restoration Hardware Holdings*	3,100	315
Ross Stores	20,100	1,069
Royal Caribbean Cruises	8,300	746
Ruby Tuesday*	5,200	38
Ruth’s Hospitality Group	3,600	63
Ryland Group	4,300	196
Saga Communications, Cl A	300	12
Sally Beauty Holdings*	7,700	229
Scholastic	2,400	103
Scientific Games, Cl A*	4,700	71
Scripps Networks Interactive, Cl A	4,700	294
Sears Holdings*	1,200	26
SeaWorld Entertainment	6,000	104
Select Comfort*	5,000	130
Sequential Brands Group*	2,600	46
Service International	9,900	302
ServiceMaster Global Holdings*	4,800	186
SFX Entertainment*	3,700	12
Shake Shack, Cl A*	500	34
Shoe Carnival	1,300	37
Shutterfly*	3,300	143
Signet Jewelers	3,900	473
Sinclair Broadcast Group, Cl A	5,800	168
Sirius XM Holdings*	122,000	483

Description	Shares	Market Value ($ Thousands)
Six Flags Entertainment	3,600	$168
Sizmek*	1,900	15
Skechers, Cl A*	1,900	286
Skullcandy*	1,700	12
Smith & Wesson Holding*	5,400	88
Sonic	4,500	134
Sonic Automotive, Cl A	2,900	68
Sotheby’s	5,700	238
Speedway Motorsports	1,000	21
Sportsman’s Warehouse Holdings*	2,000	23
Stage Stores	3,100	55
Standard Motor Products	1,900	69
Standard Pacific*	13,100	118
Staples	31,000	456
Starbucks	71,400	4,136
Starwood Hotels & Resorts Worldwide	8,500	675
Starz*	3,900	158
Stein Mart	2,300	23
Steiner Leisure*	1,300	75
Steven Madden*	5,200	217
Stoneridge*	2,300	28
Strattec Security	300	21
Strayer Education*	1,000	56
Sturm Ruger	1,600	96
Superior Industries International	2,000	34
Superior Uniform Group	900	17
Systemax*	1,000	7
Target	30,500	2,496
Taylor Morrison Home, Cl A*	2,800	54
TEGNA	10,200	297
Tempur Sealy International*	3,000	227
Tenneco*	5,700	284
Tesla Motors*	4,600	1,224
Texas Roadhouse, Cl A	6,545	258
Thor Industries	1,900	106
Tiffany	5,300	507
Tile Shop Holdings*	3,000	43
Tilly’s, Cl A*	800	7
Time	10,200	228
Time Warner	39,400	3,469
Time Warner Cable	13,500	2,565
TJX	32,400	2,262
Toll Brothers*	8,100	315
TopBuild*	1,911	55
Tower International*	2,100	55
Townsquare Media, Cl A*	1,000	13
Tractor Supply	6,500	601
Travelport Worldwide	9,200	117
TRI Pointe Group*	15,000	222
Tribune Media, Cl A	3,800	192
Tribune Publishing	2,300	34
TripAdvisor*	5,200	413
Tuesday Morning*	4,000	38
Tumi Holdings*	5,400	104
Tupperware Brands	2,600	152
Twenty-First Century Fox	22,525	755
Twenty-First Century Fox, Cl A	60,000	2,069
Ulta Salon Cosmetics & Fragrance*	3,100	515
Under Armour, Cl A*	8,600	854
Unifi*	1,300	40
Universal Electronics*	1,500	78
Universal Technical Institute	2,000	13
Urban Outfitters*	5,000	163

17	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Vail Resorts	3,300	$362
Vera Bradley*	1,800	20
VF	15,900	1,226
Viacom	800	46
Viacom, Cl B	16,200	923
Vince Holding*	900	9
Vista Outdoor*	3,000	142
Visteon*	2,100	209
Vitamin Shoppe*	2,900	107
VOXX International, Cl A*	1,600	13
Walt Disney	80,800	9,696
Wayfair, Cl A*	1,800	67
WCI Communities*	1,600	40
Weight Watchers International*	2,500	10
Wendy’s	13,100	134
West Marine*	1,400	13
Weyco Group	600	17
Whirlpool	3,700	658
William Lyon Homes, Cl A*	1,500	36
Williams-Sonoma	4,200	356
Winmark	200	20
Winnebago Industries	2,700	60
Wolverine World Wide	9,400	276
World Wrestling Entertainment, Cl A	3,000	59
Wyndham Worldwide	5,600	462
Wynn Resorts	3,700	382
Yum! Brands	20,500	1,799
ZAGG*	2,600	20
Zoe’s Kitchen*	1,700	76
zulily, Cl A*	5,700	75
Zumiez*	2,000	52

		159,249

Consumer Staples — 5.7%
Alico	300	13
Altria Group	93,500	5,085
Andersons	2,600	97
Archer-Daniels-Midland	29,800	1,413
Avon Products	18,400	104
B&G Foods, Cl A	5,088	150
Boston Beer, Cl A*	800	176
Boulder Brands*	5,900	49
Brown-Forman, Cl B	5,900	640
Brown-Forman, Cl A	1,300	155
Bunge	6,900	551
Calavo Growers	1,300	71
Cal-Maine Foods	3,000	162
Campbell Soup	8,500	419
Casey’s General Stores	3,600	368
Central Garden & Pet, Cl A*	3,700	37
Chefs’ Warehouse*	1,500	26
Church & Dwight	6,500	561
Clorox	6,100	683
Coca-Cola	187,000	7,682
Coca-Cola Bottling Consolidated	500	81
Coca-Cola Enterprises	11,100	567
Colgate-Palmolive	42,900	2,918
ConAgra Foods	20,500	903
Constellation Brands, Cl A	7,900	948
Costco Wholesale	21,000	3,051
Coty, Cl A	4,700	126
Craft Brew Alliance*	800	8
CVS Health	53,600	6,028
Darling Ingredients*	15,300	197

Description	Shares	Market Value ($ Thousands)
Dean Foods	8,800	$157
Diamond Foods*	2,500	81
Dr Pepper Snapple Group	9,000	722
Edgewell Personal Care	2,800	268
Elizabeth Arden*	2,700	28
Energizer Holdings	2,800	108
Estee Lauder, Cl A	9,800	873
Fairway Group Holdings, Cl A*	1,600	5
Farmer Bros*	600	14
Flowers Foods	8,200	178
Fresh Del Monte Produce	2,940	116
Fresh Market*	3,900	119
Freshpet*	1,800	30
General Mills	28,500	1,659
Hain Celestial Group*	4,600	313
Herbalife*	3,800	192
Hershey	6,800	632
Hormel Foods	6,500	385
HRG Group*	7,500	107
Ingles Markets, Cl A	1,200	56
Ingredion	3,400	300
Inter Parfums	1,500	46
Inventure Foods*	1,200	12
J&J Snack Foods	1,400	166
JM Smucker	5,600	625
John B Sanfilippo & Son	700	36
Kellogg	12,200	807
Keurig Green Mountain	6,500	488
Kimberly-Clark	17,400	2,000
Kraft Heinz	28,300	2,249
Kroger	47,200	1,852
Lancaster Colony	1,700	158
Landec*	2,300	31
Lifeway Foods*	400	6
Limoneira	1,000	21
McCormick	6,300	517
Mead Johnson Nutrition, Cl A	9,600	849
Medifast*	1,100	34
MGP Ingredients	900	13
Molson Coors Brewing, Cl B	6,400	455
Mondelez International, Cl A	77,500	3,498
Monster Beverage*	7,300	1,121
National Beverage*	1,000	24
Natural Grocers by Vitamin Cottage*	700	19
Natural Health Trends	700	21
Nature’s Sunshine Products	900	11
Nu Skin Enterprises, Cl A	2,700	107
Nutraceutical International*	700	17
Oil-Dri Corp of America	400	10
Omega Protein*	1,700	24
Orchids Paper Products	700	18
PepsiCo	70,400	6,783
Philip Morris International	73,900	6,321
Pilgrim’s Pride	2,600	56
Pinnacle Foods	5,400	243
Post Holdings*	5,000	269
PriceSmart	1,800	174
Procter & Gamble	129,200	9,910
Revlon, Cl A*	1,000	36
Reynolds American	19,773	1,696
Rite Aid*	44,900	400
Sanderson Farms	2,000	144
Seaboard*	23	80

18	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Seneca Foods, Cl A*	700	$20
Smart & Final Stores*	2,100	37
Snyder’s-Lance	4,600	150
SpartanNash	3,600	116
Spectrum Brands Holdings	1,400	148
Sprouts Farmers Market*	7,200	177
SUPERVALU*	23,400	216
Synutra International*	1,500	10
Sysco	28,800	1,046
Tootsie Roll Industries	1,748	57
TreeHouse Foods*	3,900	320
Tyson Foods, Cl A	13,600	603
United Natural Foods*	4,600	209
Universal	2,100	120
USANA Health Sciences*	500	62
Vector Group	7,600	192
Village Super Market, Cl A	600	17
Walgreens Boots Alliance	40,900	3,952
Wal-Mart Stores	75,100	5,406
WD-40	1,400	125
Weis Markets	1,100	46
WhiteWave Foods, Cl A*	8,500	439
Whole Foods Market	16,800	611

		95,038

Energy — 4.4%
Abraxas Petroleum*	7,900	15
Adams Resources & Energy	300	14
Alon USA Energy	2,700	50
Anadarko Petroleum	24,200	1,799
Antero Resources*	4,100	113
Apache	17,900	821
Approach Resources*	3,500	14
Atwood Oceanics	5,700	119
Baker Hughes	20,800	1,210
Basic Energy Services*	2,600	16
Bill Barrett*	4,800	27
Bonanza Creek Energy*	4,300	34
Bristow Group	3,300	149
C&J Energy Services*	4,600	44
Cabot Oil & Gas	19,500	510
California Resources	13,560	57
Callon Petroleum*	6,600	43
Cameron International*	9,100	459
CARBO Ceramics	1,961	64
Carrizo Oil & Gas*	4,500	172
Cheniere Energy*	11,100	766
Chesapeake Energy	30,100	261
Chevron	89,600	7,928
Cimarex Energy	4,500	469
Clayton Williams Energy*	500	20
Clean Energy Fuels*	6,900	40
Cloud Peak Energy*	5,100	16
Cobalt International Energy*	17,800	137
Columbia Pipeline Group	14,500	423
Concho Resources*	5,600	597
ConocoPhillips	58,700	2,955
CONSOL Energy	10,500	173
Contango Oil & Gas*	1,500	14
Continental Resources*	3,800	127
CVR Energy	700	27
Dawson Geophysical*	1,232	5
Delek US Holdings	5,400	193
Denbury Resources	15,000	59
Devon Energy	19,900	983

Description	Shares	Market Value ($ Thousands)
DHT Holdings	8,800	$70
Diamond Offshore Drilling	2,900	64
Diamondback Energy	2,900	195
Dorian LPG*	2,200	35
Dril-Quip*	1,700	99
Eclipse Resources*	5,300	20
Energen	3,600	199
Energy Fuels*	3,800	15
Energy XXI	8,200	15
EOG Resources	26,200	2,022
EP Energy, Cl A*	1,400	12
Equities	7,100	546
Era Group*	1,700	29
Evolution Petroleum	1,600	8
EXCO Resources	12,400	7
Exterran Holdings	6,100	151
Exxon Mobil	198,975	15,761
Fairmount Santrol Holdings*	5,600	33
FMC Technologies*	11,200	367
Forum Energy Technologies*	5,700	87
Frontline*	11,600	36
GasLog	4,000	62
Gastar Exploration*	6,600	11
Geospace Technologies*	1,200	21
Golar LNG	4,200	181
Green Plains	3,400	76
Gulfmark Offshore, Cl A	2,300	22
Gulfport Energy*	4,700	154
Halcon Resources*	38,100	42
Hallador Energy	900	6
Halliburton	40,800	1,705
Helix Energy Solutions Group*	9,900	83
Helmerich & Payne	4,400	254
Hess	11,800	696
HollyFrontier	9,100	439
Hornbeck Offshore Services*	3,300	60
Independence Contract Drilling*	1,200	9
ION Geophysical*	11,500	9
Isramco*	100	14
Jones Energy, Cl A*	2,500	18
Key Energy Services*	11,300	10
Kinder Morgan	85,075	2,947
Kosmos Energy*	8,900	64
Laredo Petroleum*	6,200	53
Magnum Hunter Resources*	17,400	17
Marathon Oil	31,500	662
Marathon Petroleum	26,100	1,427
Matador Resources*	6,400	141
Matrix Service*	2,400	47
McDermott International*	20,900	92
Memorial Resource Development*	2,600	40
Murphy Oil	8,200	269
Nabors Industries	14,900	173
National Oilwell Varco	18,100	763
Natural Gas Services Group*	1,000	20
Navios Maritime Acquisition	7,000	28
Newfield Exploration*	7,800	256
Newpark Resources*	7,700	56
Noble	11,300	135
Noble Energy	20,700	729
North Atlantic Drilling	6,400	6
Northern Oil and Gas*	5,600	27
Oasis Petroleum*	12,200	117
Occidental Petroleum	36,700	2,576

19	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Oceaneering International	4,800	$192
Oil States International*	4,500	135
ONEOK	10,000	378
Pacific Ethanol*	2,300	17
Panhandle Oil and Gas, Cl A	1,200	21
Par Petroleum*	1,400	25
Parker Drilling*	10,400	26
Parsley Energy, Cl A*	7,300	106
Patterson-UTI Energy	6,000	99
PBF Energy, Cl A	4,700	148
PDC Energy*	3,500	164
Peabody Energy	24,300	29
Penn Virginia*	5,700	8
PHI*	1,200	33
Phillips 66	25,900	2,059
Pioneer Energy Services*	5,300	19
Pioneer Natural Resources	7,200	913
QEP Resources	7,800	108
Range Resources	8,400	330
Renewable Energy Group*	4,400	45
REX American Resources*	600	31
Rex Energy*	4,100	9
Rice Energy*	4,000	72
RigNet*	1,000	26
Ring Energy*	1,800	15
RPC	2,500	31
RSP Permian*	4,800	119
Sanchez Energy*	4,500	33
SandRidge Energy*	37,900	20
Schlumberger	60,300	4,994
Scorpio Tankers	16,700	179
SEACOR Holdings*	1,700	107
Seadrill	16,600	148
SemGroup, Cl A	4,000	284
Seventy Seven Energy*	4,900	15
Ship Finance International	5,400	90
SM Energy	2,800	104
Solazyme*	6,500	15
Southwestern Energy*	17,500	326
Spectra Energy	32,200	974
Stone Energy*	5,000	29
Superior Energy Services	7,900	134
Synergy Resources*	9,100	89
Targa Resources	2,800	248
Tesco	2,900	28
Tesoro	6,200	604
TETRA Technologies*	7,900	38
Tidewater	4,100	80
TransAtlantic Petroleum*	1,900	6
Triangle Petroleum*	6,500	24
Ultra Petroleum*	13,400	104
Unit*	4,400	87
Uranium Energy*	8,000	11
US Silica Holdings	5,100	115
Valero Energy	24,300	1,594
W&T Offshore	3,000	11
Western Refining	6,600	291
Westmoreland Coal*	1,600	25
Whiting Petroleum*	9,824	201
Williams	35,800	1,879
World Fuel Services	3,600	146
WPX Energy*	8,600	75

		73,477

Description	Shares	Market Value ($ Thousands)

Financials — 13.1%
1st Source	1,300	$44
Acadia Realty Trust‡	6,400	205
Access National	900	17
ACE	15,600	1,697
Affiliated Managers Group*	2,600	541
Aflac	20,900	1,339
Agree Realty‡	1,700	53
Alexander & Baldwin	4,600	174
Alexander’s‡	200	81
Alexandria Real Estate Equities‡	3,300	306
Alleghany*	800	389
Allied World Assurance Holdings	4,700	199
Allstate	19,300	1,331
Ally Financial*	22,500	512
Altisource Asset Management*	126	17
Altisource Residential‡	5,400	89
Ambac Financial Group*	4,200	67
American Assets Trust‡	3,300	137
American Campus Communities‡	5,000	187
American Capital Agency‡	16,300	314
American Capital Mortgage Investment‡	4,900	79
American Equity Investment Life Holding	6,800	201
American Express	41,200	3,134
American Financial Group	3,400	234
American Homes 4 Rent, Cl A‡	8,500	141
American International Group	63,400	4,065
American National Bankshares	700	17
American National Insurance	300	32
American Residential Properties‡	2,800	52
American Tower, Cl A‡	20,200	1,921
Ameriprise Financial	8,800	1,106
Ameris Bancorp	3,000	81
AMERISAFE	1,800	90
Ames National	700	17
AmTrust Financial Services	1,800	125
Anchor BanCorp Wisconsin*	600	22
Annaly Capital Management‡	45,600	454
Anworth Mortgage Asset‡	10,800	54
Apartment Investment & Management, Cl A‡	7,200	281
Apollo Commercial Real Estate Finance‡	5,600	95
Apollo Residential Mortgage‡	2,800	41
Apple Hospitality‡	8,700	158
Arch Capital Group*	5,900	421
Ares Commercial Real Estate‡	2,500	31
Argo Group International Holdings	2,450	138
Arlington Asset Investment, Cl A	2,000	38
Armada Hoffler Properties‡	2,500	26
ARMOUR Residential‡	33,100	94
Arrow Financial	900	25
Arthur J Gallagher	8,000	379
Artisan Partners Asset Management, Cl A	1,900	91
Ashford*	67	4
Ashford Hospitality Prime‡	2,519	37
Ashford Hospitality Trust‡	7,800	68
Aspen Insurance Holdings	2,700	130
Associated Banc-Corp	6,600	130
Associated Estates Realty‡	5,100	147
Assurant	3,400	254

20	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Assured Guaranty	7,600	$186
Astoria Financial	8,500	129
Atlas Financial Holdings*	900	17
AV Homes*	1,000	15
AvalonBay Communities‡	6,300	1,086
Axis Capital Holdings	4,800	276
Baldwin & Lyons, Cl B	700	16
Banc of California	3,400	41
BancFirst	600	38
Bancorp*	2,700	23
BancorpSouth	9,000	227
Bank Mutual	3,900	28
Bank of America	500,300	8,945
Bank of Hawaii	2,300	155
Bank of Marin Bancorp	600	29
Bank of New York Mellon	53,500	2,322
Bank of the Ozarks	7,200	318
BankFinancial	1,600	19
BankUnited	5,100	186
Banner	2,000	95
Bar Harbor Bankshares	500	17
BB&T	35,100	1,413
BBCN Bancorp	7,600	117
BBX Capital, Cl A*	992	16
Bear State Financial*	1,100	10
Beneficial Bancorp*	7,249	93
Berkshire Hathaway, Cl B*	88,600	12,647
Berkshire Hills Bancorp	2,811	82
BGC Partners, Cl A	16,500	163
BioMed Realty Trust‡	9,400	202
BlackRock, Cl A	6,000	2,018
Blue Hills Bancorp	2,400	35
Bluerock Residential Growth, Cl A‡	1,600	20
BNC Bancorp	2,800	63
BofI Holding*	1,400	172
BOK Financial	1,100	73
Boston Private Financial Holdings	7,300	92
Boston Properties‡	7,400	912
Brandywine Realty Trust‡	7,600	105
Bridge Bancorp	1,000	26
Brixmor Property Group‡	8,100	198
Brookline Bancorp	6,900	78
Brown & Brown	5,800	194
Bryn Mawr Bank	1,400	40
BSB Bancorp*	700	15
C1 Financial*	500	10
Calamos Asset Management, Cl A	1,400	17
Camden National	600	24
Camden Property Trust‡	4,000	319
Campus Crest Communities‡	5,500	31
Capital Bank Financial, Cl A*	2,000	60
Capital City Bank Group	900	14
Capital One Financial	26,100	2,122
Capitol Federal Financial	12,300	148
Capstead Mortgage‡	9,000	100
Cardinal Financial	3,100	72
CareTrust‡	2,821	37
Cascade Bancorp*	2,500	13
Cash America International	2,500	69
CatchMark Timber Trust, Cl A‡	3,500	37
Cathay General Bancorp	7,400	238
CBL & Associates Properties‡	7,000	114
CBOE Holdings	3,900	242
CBRE Group, Cl A*	13,400	509

Description	Shares	Market Value ($ Thousands)
Cedar Realty Trust‡	7,600	$51
CenterState Banks	4,400	61
Central Pacific Financial	1,800	42
Century Bancorp, Cl A	300	12
Chambers Street Properties‡	20,700	154
Charles Schwab	54,800	1,911
Charter Financial	1,600	19
Chatham Lodging Trust‡	3,800	103
Chemical Financial	3,000	99
Chesapeake Lodging Trust‡	5,600	180
Chimera Investment‡	8,680	124
Chubb	11,000	1,368
CIFC	400	3
Cincinnati Financial	8,000	442
CIT Group	8,400	395
Citigroup	144,600	8,453
Citizens, Cl A*	3,800	26
Citizens & Northern	1,000	20
Citizens Financial Group	14,600	381
City Holding	1,500	72
City National	2,200	198
Clifton Bancorp	2,200	30
CME Group, Cl A	15,400	1,479
CNA Financial	1,000	40
CNB Financial	1,200	21
CNO Financial Group	18,100	323
CoBiz Financial	3,000	38
Cohen & Steers	1,800	56
Colony Capital‡	10,001	227
Columbia Banking System	5,300	174
Columbia Property Trust‡	5,200	126
Comerica	8,400	398
Commerce Bancshares	4,065	191
Commercial International Bank Egypt GDR	39,186	263
Communications Sales & Leasing‡	5,600	117
Community Bank System	3,800	145
Community Trust Bancorp	1,600	56
CommunityOne Bancorp*	1,000	11
ConnectOne Bancorp	2,600	56
Consolidated-Tomoka Land	500	29
CorEnergy Infrastructure Trust‡	4,900	30
CoreSite Realty‡	2,300	115
Corporate Office Properties Trust‡	3,800	88
Corrections Corp of America‡	5,500	193
Cousins Properties‡	20,200	210
Cowen Group, Cl A*	11,600	66
Crawford, Cl B	2,300	16
Credit Acceptance*	400	96
Crown Castle International‡	15,700	1,286
CU Bancorp*	1,700	38
CubeSmart‡	15,100	395
Cullen	2,600	188
Customers Bancorp*	2,500	63
CVB Financial	10,000	177
CyrusOne‡	6,100	188
CYS Investments‡	14,900	116
DCT Industrial Trust‡	8,100	282
DDR‡	14,100	230
Diamond Hill Investment Group	300	58
DiamondRock Hospitality‡	18,321	231
Digital Realty Trust‡	6,700	431
Dime Community Bancshares	2,800	48
Discover Financial Services	21,200	1,183

21	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Donegal Group, Cl A	700	$10
Douglas Emmett‡	7,200	211
Duke Realty‡	17,200	347
DuPont Fabros Technology‡	5,900	178
Dynex Capital‡	4,600	34
E*TRADE Financial*	13,900	395
Eagle Bancorp*	2,816	125
East West Bancorp	6,500	291
Easterly Government Properties‡	1,300	21
EastGroup Properties‡	2,900	175
Eaton Vance	5,600	215
Education Realty Trust‡	4,266	135
eHealth*	1,700	28
EMC Insurance Group	600	14
Empire State Realty Trust, Cl A‡	5,200	92
Employers Holdings	3,000	72
Encore Capital Group*	2,300	99
Endurance Specialty Holdings	2,300	160
Enova International*	2,287	41
Enstar Group*	800	128
Enterprise Bancorp	600	13
Enterprise Financial Services	2,060	50
EPR Properties‡	5,300	303
Equinix‡	2,651	739
Equity Commonwealth‡*	6,600	173
Equity LifeStyle Properties‡	4,000	232
Equity One‡	6,900	177
Equity Residential‡	17,500	1,309
Erie Indemnity, Cl A	1,000	86
Essent Group*	4,900	143
Essex Property Trust‡	3,200	720
EverBank Financial	9,154	183
Evercore Partners, Cl A	3,100	182
Everest Re Group	2,100	385
Excel Trust‡	5,900	93
Extra Space Storage‡	5,800	426
Ezcorp, Cl A*	5,100	36
Farmers Capital Bank*	700	18
FBL Financial Group, Cl A	900	51
FCB Financial Holdings, Cl A*	2,400	83
Federal Agricultural Mortgage, Cl C	900	24
Federal Realty Investment Trust‡	3,200	438
Federated Investors, Cl B	4,500	152
Federated National Holding	1,200	28
FelCor Lodging Trust‡	13,600	127
Fidelity & Guaranty Life	1,000	26
Fidelity Southern	1,400	27
Fifth Street Asset Management, Cl A	900	8
Fifth Third Bancorp	38,900	820
Financial Engines	4,800	220
Financial Institutions	1,500	37
First American Financial	9,917	402
First Bancorp	2,500	44
First BanCorp*	10,100	44
First Busey	7,400	47
First Business Financial Services	300	13
First Cash Financial Services*	2,700	110
First Citizens BancShares, Cl A	700	179
First Commonwealth Financial	8,900	82
First Community Bancshares	1,400	25
First Connecticut Bancorp	1,300	21
First Defiance Financial	900	35
First Financial	1,000	33

Description	Shares	Market Value ($ Thousands)
First Financial Bancorp	5,300	$101
First Financial Bankshares	5,974	203
First Horizon National	11,200	178
First Industrial Realty Trust‡	10,400	218
First Interstate BancSystem, Cl A	1,800	50
First Merchants	3,400	88
First Midwest Bancorp	7,200	135
First NBC Bank Holding*	1,300	50
First Niagara Financial Group	18,100	176
First of Long Island	1,050	29
First Potomac Realty Trust‡	5,800	66
First Republic Bank	7,100	453
FirstMerit	15,300	287
Flagstar Bancorp*	1,700	34
Flushing Financial	3,100	64
FNB	16,200	223
FNF Group	13,000	508
FNFV Group*	7,000	102
Forest City Enterprises, Cl A*	10,800	252
Forestar Group*	3,300	42
Fox Chase Bancorp	1,000	17
Franklin Financial Network*	700	18
Franklin Resources	18,500	843
Franklin Street Properties‡	8,400	99
FRP Holdings*	600	18
Fulton Financial	16,500	214
GAIN Capital Holdings	3,500	24
GAMCO Investors, Cl A	600	41
Gaming and Leisure Properties‡	4,600	151
General Growth Properties‡	26,900	730
Genworth Financial, Cl A*	23,600	165
GEO Group‡	6,700	253
German American Bancorp	1,100	32
Getty Realty‡	2,200	37
Glacier Bancorp	7,100	199
Gladstone Commercial‡	2,100	34
Goldman Sachs Group	20,500	4,204
Government Properties Income Trust‡	6,300	109
Gramercy Property Trust‡	5,250	128
Great Ajax‡	700	10
Great Southern Bancorp	900	37
Great Western Bancorp	3,600	95
Green Bancorp*	600	8
Green Dot, Cl A*	4,000	83
Greenhill	2,700	106
Greenlight Capital Re, Cl A*	2,800	78
Guaranty Bancorp	1,300	21
Hallmark Financial Services*	1,100	12
Hampton Roads Bankshares*	2,900	6
Hancock Holding	7,300	213
Hanmi Financial	3,100	78
Hannon Armstrong Sustainable Infrastructure Capital‡	3,300	66
Hanover Insurance Group	2,300	186
Hartford Financial Services Group	19,700	937
Hatteras Financial‡	8,800	143
HCC Insurance Holdings	4,500	347
HCI Group	900	40
HCP‡	22,300	862
Health Care‡	16,900	1,172
Healthcare Realty Trust‡	9,400	226
Healthcare Trust of America, Cl A‡	6,250	157
Heartland Financial	1,600	60

22	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Heritage Commerce	1,700	$19
Heritage Financial	2,600	46
Heritage Insurance Holdings*	2,200	54
Heritage Oaks Bancorp	1,900	15
Hersha Hospitality Trust, Cl A‡	4,300	117
HFF, Cl A	3,400	156
Highwoods Properties‡	8,500	360
Hilltop Holdings*	7,124	150
Hingham Institution	200	24
Home BancShares	5,300	211
Home Properties‡	2,500	184
HomeStreet*	2,300	52
HomeTrust Bancshares*	1,700	29
Horace Mann Educators	3,700	130
Horizon Bancorp	700	17
Hospitality Properties Trust‡	7,100	195
Host Hotels & Resorts‡	36,000	698
Howard Hughes*	1,800	245
Hudson City Bancorp	24,900	257
Hudson Pacific Properties‡	6,900	212
Huntington Bancshares	39,300	459
IBERIABANK	3,530	228
Impac Mortgage Holdings*	800	17
Independence Holding	600	8
Independence Realty Trust‡	2,100	17
Independent Bank	4,900	152
Independent Bank Group	900	40
Infinity Property & Casualty	1,100	85
InfraREIT‡	2,100	70
Inland Real Estate‡	8,200	81
Interactive Brokers Group, Cl A	3,000	120
Intercontinental Exchange	5,300	1,209
International Bancshares	5,200	140
International. FCStone*	1,600	47
Invesco	20,900	807
Invesco Mortgage Capital‡	11,300	163
Investment Technology Group	3,100	63
Investors Bancorp	32,000	390
Investors Real Estate Trust‡	10,600	76
Iron Mountain‡	10,713	322
iStar Financial‡*	7,700	101
James River Group Holdings	1,000	27
Janus Capital Group	13,600	223
JG Wentworth, Cl A*	1,000	8
Jones Lang LaSalle	2,200	392
JPMorgan Chase	176,700	12,109
Kansas City Life Insurance	300	14
KCG Holdings, Cl A*	4,172	44
Kearny Financial*	8,218	92
Kemper	4,000	155
Kennedy-Wilson Holdings	8,600	218
KeyCorp	40,300	598
Kilroy Realty‡	4,000	283
Kimco Realty‡	19,700	487
Kite Realty Group Trust‡	7,800	206
Ladder Capital, Cl A‡	3,500	55
Ladenburg Thalmann Financial Services*	8,400	26
Lakeland Bancorp	3,200	36
Lakeland Financial	1,600	68
Lamar Advertising, Cl A‡	3,700	222
LaSalle Hotel Properties‡	10,400	346
Lazard, Cl A (D)	6,200	344
LegacyTexas Financial Group	4,472	136

Description	Shares	Market Value ($ Thousands)
Legg Mason	4,700	$232
LendingTree*	600	50
Leucadia National	17,700	416
Lexington Realty Trust‡	18,000	155
Liberty Property Trust‡	6,900	235
Lincoln National	12,500	704
Loews	14,800	564
LPL Financial Holdings	4,000	189
LTC Properties‡	3,300	145
M&T Bank	6,500	852
Macerich‡	7,500	594
Mack-Cali Realty‡	8,200	171
Maiden Holdings	4,900	81
MainSource Financial Group	1,700	37
Marcus & Millichap*	1,200	61
Markel*	700	623
MarketAxess Holdings	3,500	342
Marlin Business Services	700	11
Marsh & McLennan	25,500	1,477
MB Financial	6,900	235
MBIA*	13,600	81
McGraw Hill Financial	13,100	1,333
Medical Properties Trust‡	19,400	265
Medley Management, Cl A	900	8
Mercantile Bank	1,400	29
Merchants Bancshares	400	13
Mercury General	1,100	62
Meridian Bancorp*	4,800	63
Meta Financial Group	600	30
MetLife	44,600	2,486
Metro Bancorp	1,500	37
MFA Financial‡	15,400	116
MGIC Investment*	31,300	346
Mid-America Apartment Communities‡	3,600	289
MidWestOne Financial Group	600	19
Moelis, Cl A	1,500	45
Monmouth Real Estate Investment‡	6,100	61
Monogram Residential Trust‡	14,600	136
Moody’s	8,300	917
Morgan Stanley	73,000	2,835
Mortgage Investment Trust‡	2,500	45
MSCI, Cl A	5,200	354
NASB Financial	300	8
NASDAQ OMX Group	5,400	276
National Bank Holdings, Cl A	3,400	74
National Bankshares	600	18
National Commerce*	700	18
National General Holdings	3,500	80
National Health Investors‡	3,500	228
National Interstate	600	15
National Penn Bancshares	13,200	141
National Retail Properties‡	6,100	227
National Storage Affiliates Trust‡	2,000	24
National Western Life Insurance, Cl A	200	48
Nationstar Mortgage Holdings*	3,400	63
Navient	18,800	295
Navigators Group*	1,000	78
NBT Bancorp	4,000	108
Nelnet, Cl A	2,300	91
New Residential Investment‡	21,050	330
New Senior Investment Group‡	7,900	102
New York‡	15,100	156

23	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
New York Community Bancorp	21,700	$413
New York Mortgage Trust‡	10,000	75
NewBridge Bancorp	2,900	26
NewStar Financial*	2,200	25
NexPoint Residential Trust‡	1,700	22
Nicholas Financial*	900	12
NMI Holdings, Cl A*	5,100	41
Northern Trust	11,000	841
Northfield Bancorp	4,400	66
NorthStar Asset Management Group	8,700	159
NorthStar Realty Finance‡	16,800	269
Northwest Bancshares	8,500	108
OceanFirst Financial	1,100	19
Ocwen Financial*	9,400	79
OFG Bancorp	4,100	33
Old National Bancorp	11,100	160
Old Republic International	12,400	207
Old Second Bancorp*	2,600	17
OM Asset Management	2,100	37
Omega Healthcare Investors‡	9,300	337
On Deck Capital*	1,000	13
One Liberty Properties‡	1,000	23
OneBeacon Insurance Group, Cl A	1,900	28
Oppenheimer Holdings, Cl A	900	20
Opus Bank	900	35
Orchid Island Capital, Cl A‡	1,600	14
Oritani Financial	4,500	71
Outfront Media‡	6,496	163
Pacific Continental	2,100	28
Pacific Premier Bancorp*	2,200	42
PacWest Bancorp	4,700	218
Palmetto Bancshares	400	8
Paramount Group‡	9,800	175
Park National	1,200	105
Park Sterling	3,800	27
Parkway Properties‡	7,400	133
PartnerRe	2,300	313
Patriot National*	1,100	20
Peapack Gladstone Financial	1,600	36
Pebblebrook Hotel Trust‡	6,600	269
Penns Woods Bancorp	400	17
Pennsylvania‡	6,600	145
PennyMac Financial Services, Cl A*	1,200	22
PennyMac Mortgage Investment Trust‡	7,000	124
Peoples Bancorp	1,600	34
Peoples Financial Services	600	24
People’s United Financial	14,800	241
PHH*	4,374	109
Physicians Realty Trust‡	6,300	101
PICO Holdings*	1,900	23
Piedmont Office Realty Trust, Cl A‡	6,500	118
Pinnacle Financial Partners	3,300	175
Piper Jaffray*	1,500	67
Plum Creek Timber‡	8,000	328
PNC Financial Services Group	24,700	2,425
Popular*	5,000	153
Post Properties‡	2,600	148
Potlatch‡	3,700	130
PRA Group*	4,500	286
Preferred Apartment Communities, Cl A‡	1,900	22
Preferred Bank	1,000	32
Primerica	4,800	217

Description	Shares	Market Value ($ Thousands)
Principal Financial Group	14,200	$788
PrivateBancorp	7,200	298
ProAssurance	2,500	121
Progressive	27,500	839
Prologis‡	24,800	1,007
Prosperity Bancshares	6,400	349
Provident Financial Services	6,300	124
Prudential Financial	21,700	1,917
PS Business Parks‡	1,802	139
Public Storage‡	7,000	1,436
Pzena Investment Management, Cl A	1,000	10
QCR Holdings	1,000	22
QTS Realty Trust, Cl A*	2,600	108
Radian Group	17,600	325
RAIT Financial Trust‡	8,300	43
Ramco-Gershenson Properties Trust‡	7,100	120
Raymond James Financial	6,200	366
Rayonier‡	5,300	130
RCS Capital, Cl A*	4,300	25
RE/MAX Holdings, Cl A	900	34
Realogy Holdings*	6,600	300
Realty Income‡	11,000	531
Redwood Trust‡	7,600	118
Regency Centers‡	4,200	269
Regional Management*	900	17
Regions Financial	64,400	669
Reinsurance Group of America, Cl A	3,200	309
RenaissanceRe Holdings	2,200	236
Renasant	3,841	123
Republic Bancorp, Cl A	800	20
Resource America, Cl A	1,200	10
Resource Capital‡	12,900	46
Retail Opportunity Investments‡	8,700	149
Retail Properties of America, Cl A‡	10,000	146
Rexford Industrial Realty‡	5,300	77
RLI	4,000	221
RLJ Lodging Trust‡	12,200	364
Rouse Properties‡	3,700	65
Ryman Hospitality Properties‡	4,000	229
S&T Bancorp	3,200	99
Sabra Health Care‡	5,600	153
Safeguard Scientifics*	1,700	31
Safety Insurance Group	1,500	87
Sandy Spring Bancorp	2,200	60
Santander Consumer USA Holdings*	3,700	89
Saul Centers‡	900	47
Sberbank of Russia Via SB Capital*	2,500	37
SEI Investments †	6,800	362
Select Income‡	5,500	110
Selective Insurance Group	5,300	163
Senior Housing Properties Trust‡	11,400	197
ServisFirst Bancshares	1,900	74
Sierra Bancorp	1,000	17
Signature Bank*	2,300	335
Silver Bay Realty Trust‡	3,800	62
Simmons First National, Cl A	2,600	118
Simon Property Group‡	14,900	2,790
SL Green Realty‡	4,600	530
SLM*	19,400	177
South State	2,300	179

24	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Southside Bancshares	2,252	$62
Southwest Bancorp	1,700	30
Sovran Self Storage‡	3,300	314
Spirit Realty Capital‡	21,600	219
Springleaf Holdings, Cl A*	2,400	121
Square 1 Financial, Cl A*	1,500	40
St. Joe*	6,000	97
STAG Industrial‡	6,100	120
StanCorp Financial Group	2,200	251
Starwood Property Trust‡	10,400	226
Starwood Waypoint Residential Trust‡	3,700	91
State Auto Financial	1,300	31
State Bank Financial	3,100	63
State National	2,800	30
State Street	20,000	1,531
Sterling Bancorp	11,196	167
Stewart Information Services	2,000	82
Stifel Financial*	6,200	341
Stock Yards Bancorp	1,300	48
Stonegate Bank	900	28
Stonegate Mortgage*	1,100	11
STORE Capital‡	2,800	59
Strategic Hotels & Resorts‡*	24,800	339
Suffolk Bancorp	1,000	29
Summit Hotel Properties‡	7,800	106
Sun Bancorp*	700	15
Sun Communities‡	4,349	302
Sunstone Hotel Investors‡	19,264	271
SunTrust Banks	24,800	1,100
Susquehanna Bancshares	16,917	240
SVB Financial Group*	2,400	343
Symetra Financial	6,900	173
Synchrony Financial*	6,200	213
Synovus Financial	6,700	211
T Rowe Price Group	12,500	964
Talmer Bancorp, Cl A	4,800	78
Tanger Factory Outlet Centers‡	4,900	159
Taubman Centers‡	2,900	217
TCF Financial	6,900	114
TD Ameritrade Holding	12,600	463
Tejon Ranch*	1,100	27
Terreno Realty‡	3,800	80
Territorial Bancorp	700	18
Texas Capital Bancshares*	4,200	248
TFS Financial	3,100	52
Third Point Reinsurance*	7,400	110
Tiptree Financial	3,400	20
Tompkins Financial	1,500	81
Torchmark	5,900	363
Towne Bank	3,760	66
Trade Street Residential‡	1,600	11
Travelers	15,300	1,624
TriCo Bancshares	2,100	52
TriState Capital Holdings*	1,800	23
Triumph Bancorp*	1,100	15
TrustCo Bank	9,200	57
Trustmark	6,400	154
Two Harbors Investment‡	18,500	189
UDR‡	12,600	426
UMB Financial	3,500	192
UMH Properties‡	1,600	15
Umpqua Holdings	20,287	360
Union Bankshares	4,200	104

Description	Shares	Market Value ($ Thousands)
United Bankshares	6,400	$259
United Community Banks	4,600	96
United Community Financial	4,100	21
United Development Funding IV‡	2,700	49
United Financial Bancorp	4,900	66
United Fire Group	2,000	69
United Insurance Holdings	1,400	22
Universal Health Realty Income Trust‡	1,200	59
Universal Insurance Holdings	3,000	82
Univest Corp of Pennsylvania	2,000	40
Unum Group	12,400	444
Urban Edge Properties‡	7,800	167
Urstadt Biddle Properties, Cl A‡	2,600	50
US Bancorp	79,700	3,603
Validus Holdings	4,200	195
Valley National Bancorp	21,536	214
Ventas‡	16,000	1,073
VEREIT‡	41,700	365
Virtu Financial, Cl A*	1,700	40
Virtus Investment Partners	687	83
Vornado Realty Trust‡	9,100	888
Voya Financial	10,700	502
Waddell & Reed Financial, Cl A	4,300	193
Walker & Dunlop*	2,300	55
Walter Investment Management*	3,600	78
Washington‡	6,100	164
Washington Federal	8,900	207
Washington Trust Bancorp	1,300	52
Waterstone Financial	2,900	37
Webster Financial	8,400	325
Weingarten Realty Investors‡	6,300	222
Wells Fargo	221,800	12,836
WesBanco	3,658	122
West Bancorporation	1,300	25
Westamerica Bancorporation	2,500	122
Western Alliance Bancorp*	7,831	265
Western Asset Mortgage Capital‡	4,200	58
Westwood Holdings Group	700	42
Weyerhaeuser‡	24,900	764
White Mountains Insurance Group	300	212
Whitestone, Cl B‡	1,900	25
Wilshire Bancorp	6,700	78
Wintrust Financial	4,400	237
WisdomTree Investments	10,700	266
World Acceptance*	700	38
WP Carey‡	5,100	312
WP GLIMCHER‡	9,000	122
WR Berkley	4,600	256
WSFS Financial	2,430	70
Xenia Hotels & Resorts‡	10,400	216
XL Group, Cl A	14,100	536
Yadkin Financial*	2,500	54
Zions Bancorporation	9,200	287

		220,168

Health Care — 10.6%
AAC Holdings*	700	27
Abaxis	2,100	105
Abbott Laboratories	71,100	3,604
AbbVie	83,058	5,815
ABIOMED*	3,900	302
Acadia Healthcare*	2,400	191
ACADIA Pharmaceuticals*	7,361	359
Accelerate Diagnostics*	2,300	64

25	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Acceleron Pharma*	2,100	$60
Accuray*	7,600	48
Aceto	2,900	68
Achillion Pharmaceuticals*	10,400	89
Acorda Therapeutics*	3,962	136
Adamas Pharmaceuticals*	900	22
Addus HomeCare*	600	16
Adeptus Health, Cl A*	500	55
Aduro Biotech*	700	18
Advaxis*	2,700	45
Aegerion Pharmaceuticals*	2,600	50
Aerie Pharmaceuticals*	1,800	33
Aetna	16,600	1,875
Affymetrix*	6,900	76
Agenus*	6,300	54
Agile Therapeutics*	1,500	14
Agilent Technologies	15,900	651
Agios Pharmaceuticals*	1,200	132
Air Methods*	3,700	146
Akebia Therapeutics*	2,100	20
Akorn*	3,700	171
Albany Molecular Research*	2,400	51
Alder Biopharmaceuticals*	1,800	84
Alere*	4,100	199
Alexion Pharmaceuticals*	10,300	2,034
Align Technology*	3,900	245
Alimera Sciences*	2,100	10
Allergan*	18,698	6,192
Alliance HealthCare Services*	400	6
Allscripts Healthcare Solutions*	7,400	107
Almost Family*	700	31
Alnylam Pharmaceuticals*	3,600	459
AMAG Pharmaceuticals*	2,700	173
Amedisys*	2,600	113
AmerisourceBergen, Cl A	10,600	1,121
Amgen	36,100	6,375
Amicus Therepeutics*	10,600	182
AMN Healthcare Services*	4,400	129
Amphastar Pharmaceuticals*	2,800	46
Amsurg*	4,500	323
Anacor Pharmaceuticals*	3,800	567
Analogic	1,200	97
AngioDynamics*	2,500	39
ANI Pharmaceuticals*	700	50
Anika Therapeutics*	1,300	49
Antares Pharma*	15,000	32
Anthem	12,600	1,944
Anthera Pharmaceuticals*	3,100	34
Applied Genetic Technologies*	400	7
Aratana Therapeutics*	2,900	51
Ardelyx*	1,300	26
Arena Pharmaceuticals*	21,600	87
ARIAD Pharmaceuticals*	15,600	127
Array BioPharma*	13,500	78
Arrowhead Research*	5,700	35
Assembly Biosciences*	1,300	19
Atara Biotherapeutics*	1,300	73
athenahealth*	1,700	238
AtriCure*	2,800	78
Atrion	143	58
aTyr Pharma*	800	15
Avalanche Biotechnologies*	1,700	25
Baxalta	26,400	867
Baxter International	26,100	1,046

Description	Shares	Market Value ($ Thousands)
Becton Dickinson and	9,838	$1,497
Bellicum Pharmaceuticals*	800	16
BioCryst Pharmaceuticals*	6,900	107
BioDelivery Sciences International*	4,200	34
Biogen*	11,200	3,570
BioMarin Pharmaceutical*	7,800	1,141
Bio-Rad Laboratories, Cl A*	900	136
Bio-Reference Laboratories*	2,400	106
BioScrip*	5,800	15
BioSpecifics Technologies*	500	34
Bio-Techne	1,700	186
BioTelemetry*	2,100	26
BioTime*	4,400	14
Bluebird Bio*	1,500	249
Blueprint Medicines*	800	22
Boston Scientific*	64,600	1,120
Bristol-Myers Squibb	79,200	5,199
Brookdale Senior Living, Cl A*	9,400	311
Bruker*	4,500	95
Calithera Biosciences*	700	5
Cambrex*	2,900	143
Cantel Medical	3,200	176
Capital Senior Living*	2,800	62
Cara Therapeutics*	1,900	40
Cardinal Health	16,000	1,360
Cardiovascular Systems*	3,100	93
Castlight Health, Cl B*	2,900	21
Catalent*	7,800	266
Catalyst Pharmaceuticals*	6,600	33
Celgene*	37,700	4,948
Celldex Therapeutics*	9,200	217
Cellular Biomedicine Group*	900	25
Cempra*	3,000	126
Centene*	5,900	414
Cepheid*	6,608	367
Cerner*	14,100	1,011
Cerus*	9,700	53
Charles River Laboratories International*	2,400	186
Chemed	1,600	238
ChemoCentryx*	2,300	19
Chimerix*	3,900	210
Cigna	12,300	1,772
Civitas Solutions*	1,000	22
Clovis Oncology*	2,587	218
Coherus Biosciences*	2,100	74
Collegium Pharmaceutical*	900	18
Community Health Systems*	5,300	310
Computer Programs & Systems	1,000	47
Concert Pharmaceuticals*	1,300	21
CONMED	2,600	147
Connecture*	1,054	10
Cooper	2,300	407
Corcept Therapeutics*	4,500	23
Corindus Vascular Robotics*	3,400	12
Corium International*	1,100	16
CorMedix*	3,800	13
CorVel*	1,100	35
CR Bard	3,600	708
Cross Country Healthcare*	2,600	31
CryoLife	2,300	25
CTI BioPharma*	15,500	29
Curis*	9,700	30
Cutera*	1,300	20

26	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Cyberonics*	2,500	$154
Cynosure, Cl A*	2,100	81
Cytokinetics*	2,800	18
CytRx*	4,900	13
DaVita HealthCare Partners*	8,200	648
DENTSPLY International	6,400	364
Depomed*	5,400	170
Dermira*	1,000	23
DexCom*	3,700	313
Dicerna Pharmaceuticals*	1,300	16
Diplomat Pharmacy*	3,200	148
Durect*	9,800	23
Dyax*	13,400	330
Dynavax Technologies*	2,620	77
Eagle Pharmaceuticals*	800	77
Edwards Lifesciences*	5,300	806
Eli Lilly	46,600	3,938
Emergent BioSolutions*	2,800	92
Enanta Pharmaceuticals*	1,400	71
Endocyte*	3,300	17
Endologix*	6,500	93
Ensign Group	2,200	112
Entellus Medical*	700	16
Envision Healthcare Holdings*	8,700	390
Epizyme*	2,500	56
Esperion Therapeutics*	1,200	74
Exact Sciences*	8,200	197
Exactech*	900	18
ExamWorks Group*	3,900	137
Exelixis*	19,400	111
Express Scripts Holding*	34,700	3,125
Fibrocell Science*	3,200	21
FibroGen*	4,200	98
Five Prime Therapeutics*	1,800	42
Five Star Quality Care*	4,100	19
Flex Pharma*	700	11
Flexion Therapeutics*	1,200	28
Fluidigm*	2,600	52
Foamix Pharmaceuticals*	2,000	21
Foundation Medicine*	1,396	28
Galena Biopharma*	16,900	28
Genesis Healthcare, Cl A*	4,100	25
GenMark Diagnostics*	4,100	35
Genocea Biosciences*	1,600	21
Genomic Health*	1,700	46
Geron*	15,600	63
Gilead Sciences	70,100	8,262
Globus Medical, Cl A*	6,200	174
Greatbatch*	2,400	131
Haemonetics*	4,800	192
Halozyme Therapeutics*	9,800	229
Halyard Health*	4,100	167
Hanger*	3,400	74
Harvard Bioscience*	2,900	14
HCA Holdings*	15,400	1,432
Health Net*	3,800	254
HealthEquity*	3,200	108
HealthSouth	8,300	379
HealthStream*	2,500	70
Healthways*	3,100	39
HeartWare International*	1,600	145
Henry Schein*	4,000	592
Heron Therapeutics*	2,400	78
Heska*	500	17

Description	Shares	Market Value ($ Thousands)
Hill-Rom Holdings	2,400	$134
HMS Holdings*	8,300	96
Hologic*	12,000	500
Hospira*	8,400	751
Humana	7,200	1,311
ICU Medical*	1,300	130
Idera Pharmaceuticals*	7,900	28
IDEXX Laboratories*	4,400	320
IGI Laboratories*	4,400	39
Ignyta*	1,600	22
Illumina*	6,800	1,491
Immune Design*	1,200	23
ImmunoGen*	8,100	146
Immunomedics*	7,000	14
Impax Laboratories*	6,600	320
Imprivata*	700	11
IMS Health Holdings*	6,200	206
INC Research Holdings, Cl A*	1,100	55
Incyte*	7,400	772
Infinity Pharmaceuticals*	4,600	40
Inogen*	1,400	62
Inovalon Holdings, Cl A*	1,700	41
Inovio Pharmaceuticals*	7,300	53
Insmed*	5,900	160
Insulet*	5,300	180
Insys Therapeutics*	2,300	103
Integra LifeSciences Holdings*	2,300	147
Intercept Pharmaceuticals*	700	185
Intersect ENT*	1,200	36
Intra-Cellular Therapies*	1,800	52
Intrexon*	2,200	144
Intuitive Surgical*	1,800	960
Invacare	3,200	55
Invitae*	900	9
InVivo Therapeutics Holdings*	2,300	33
IPC Healthcare*	1,600	89
Ironwood Pharmaceuticals, Cl A*	11,000	115
Isis Pharmaceuticals*	5,600	308
Johnson & Johnson	132,100	13,238
Juno Therapeutics*	700	34
K2M Group Holdings*	1,500	34
Karyopharm Therapeutics*	2,000	41
Keryx Biopharmaceuticals*	9,800	78
Kindred Healthcare	7,868	162
Kite Pharma*	2,700	196
KYTHERA Biopharmaceuticals*	2,300	171
La Jolla Pharmaceutical*	1,000	30
Laboratory Corp of America Holdings*	4,625	589
Landauer	900	32
Lannett*	2,400	143
LDR Holding*	2,000	91
LeMaitre Vascular	1,500	21
Lexicon Pharmaceuticals*	4,214	36
LHC Group*	1,300	52
LifePoint Health*	2,200	182
Ligand Pharmaceuticals*	1,600	173
Lion Biotechnologies*	3,900	33
Loxo Oncology*	700	14
Luminex*	3,600	62
MacroGenics*	2,500	94
Magellan Health*	2,400	145
MannKind*	21,100	91
Masimo*	4,100	171

27	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
McKesson	11,100	$2,448
MedAssets*	5,800	135
Medgenics*	2,300	19
Medicines*	6,000	188
Medidata Solutions*	5,000	269
Medivation*	3,700	390
MEDNAX*	4,500	381
Medtronic	67,724	5,309
Merck	134,700	7,942
Merge Healthcare*	6,000	33
Meridian Bioscience	4,000	72
Merit Medical Systems*	4,100	105
Merrimack Pharmaceuticals*	9,400	95
Mettler-Toledo International*	1,400	473
MiMedx Group*	10,200	109
Mirati Therapeutics*	1,000	29
Molina Healthcare*	3,300	249
Momenta Pharmaceuticals*	5,300	115
Mylan*	20,200	1,131
Myriad Genetics*	6,500	222
NanoString Technologies*	900	14
National HealthCare	900	57
National Research, Cl A	900	13
Natus Medical*	3,000	135
Navidea Biopharmaceuticals*	12,300	21
Nektar Therapeutics*	11,500	145
Neogen*	3,400	198
NeoGenomics*	4,700	29
Neurocrine Biosciences*	7,900	396
Nevro*	1,300	66
NewLink Genetics*	1,800	94
Nobilis Health*	2,800	16
Northwest Biotherapeutics*	4,600	53
Novavax*	24,600	297
NuVasive*	4,300	237
NxStage Medical*	5,500	79
Ocata Therapeutics*	3,100	14
Ocular Therapeutix*	1,100	25
Omeros*	3,700	60
Omnicare	4,600	446
Omnicell*	3,200	117
OncoMed Pharmaceuticals*	1,300	30
Oncothyreon*	11,800	43
Ophthotech*	2,100	142
OPKO Health*	11,000	180
OraSure Technologies*	5,500	27
Orexigen Therapeutics*	11,700	47
Organovo Holdings*	5,300	18
Orthofix International*	1,600	53
Osiris Therapeutics*	1,600	34
Otonomy*	1,300	34
OvaScience*	2,300	66
Owens & Minor	5,900	207
Oxford Immunotec Global*	1,700	23
Pacific Biosciences of California*	6,300	36
Pacira Pharmaceuticals*	3,300	219
Paratek Pharmaceuticals	1,100	28
PAREXEL International*	5,100	352
Patterson	4,100	206
PDL BioPharma	14,400	84
Peregrine Pharmaceuticals*	15,900	20
PerkinElmer	5,300	280
Pernix Therapeutics Holdings*	3,500	17
Pfenex*	1,400	30

Description	Shares	Market Value ($ Thousands)
Pfizer	293,300	$10,576
PharMerica*	2,700	92
Phibro Animal Health, Cl A	1,500	59
Portola Pharmaceuticals, Cl A*	4,300	213
POZEN*	2,400	28
PRA Health Sciences*	1,700	71
Premier, Cl A*	1,300	46
Press Ganey Holdings*	900	28
Prestige Brands Holdings*	4,900	233
Progenics Pharmaceuticals*	7,100	61
Proteon Therapeutics*	1,000	17
Providence Service*	1,400	66
PTC Therapeutics*	3,000	154
Puma Biotechnology*	1,200	109
Quality Systems	4,800	61
Quest Diagnostics	6,800	502
Quidel*	2,600	54
Quintiles Transnational Holdings*	3,700	284
Radius Health*	2,600	204
RadNet*	2,700	18
Raptor Pharmaceutical*	7,800	111
Receptos*	1,500	342
Regeneron Pharmaceuticals*	3,700	2,049
Regulus Therapeutics*	3,100	25
Relypsa*	2,900	96
Repligen*	3,100	109
ResMed	6,900	400
Retrophin*	3,100	98
Revance Therapeutics*	1,400	43
Rigel Pharmaceuticals*	7,400	22
Rockwell Medical*	4,700	65
RTI Surgical*	4,800	35
Sage Therapeutics*	1,200	82
Sagent Pharmaceuticals*	2,200	54
Sangamo BioSciences*	6,100	56
Sarepta Therapeutics*	3,600	115
SciClone Pharmaceuticals*	4,400	40
SeaSpine Holdings*	766	12
Seattle Genetics*	5,000	239
Second Sight Medical Products*	700	10
Select Medical Holdings	9,200	133
Sequenom*	10,200	29
Sientra*	800	19
Sirona Dental Systems*	2,700	280
Sorrento Therapeutics*	2,500	52
Spark Therapeutics*	700	43
Spectranetics*	3,800	65
Spectrum Pharmaceuticals*	6,800	47
St. Jude Medical	13,500	997
STAAR Surgical*	4,100	36
Stemline Therapeutics*	1,700	18
STERIS	5,500	380
Stryker	16,200	1,657
Sucampo Pharmaceuticals, Cl A*	2,500	54
Supernus Pharmaceuticals*	3,300	70
Surgical Care Affiliates*	1,900	72
SurModics*	1,200	28
Synergy Pharmaceuticals*	10,300	94
Synta Pharmaceuticals*	9,100	19
T2 Biosystems*	700	10
Tandem Diabetes Care*	2,100	26
Team Health Holdings*	6,500	438
Teleflex	1,900	255
Tenet Healthcare*	4,400	248

28	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
TESARO*	2,200	$128
Tetraphase Pharmaceuticals*	3,200	152
TG Therapeutics*	3,000	52
TherapeuticsMD*	11,000	86
Theravance	7,700	118
Theravance Biopharma*	2,000	25
Thermo Fisher Scientific	19,000	2,651
Thoratec*	5,000	316
Threshold Pharmaceuticals*	6,500	28
Tobira Therapeutics*	144	2
Tokai Pharmaceuticals*	900	12
Tornier*	3,400	85
TransEnterix*	2,200	7
Trevena*	2,200	13
Triple-S Management, Cl B*	2,330	50
Trovagene*	2,100	17
Trupanion*	1,100	8
Ultragenyx Pharmaceutical*	3,500	423
Unilife*	10,900	19
United Therapeutics*	2,200	373
UnitedHealth Group	45,200	5,487
Universal American*	5,100	47
Universal Health Services, Cl B	4,300	624
US Physical Therapy	1,200	63
Utah Medical Products	300	16
Vanda Pharmaceuticals*	3,900	48
Varian Medical Systems*	4,700	405
Vascular Solutions*	1,700	63
VCA*	4,100	252
Veeva Systems, Cl A*	3,700	100
Veracyte*	600	7
Verastem*	2,500	18
Versartis*	2,000	36
Vertex Pharmaceuticals*	11,500	1,552
Vitae Pharmaceuticals*	800	8
Vital Therapies*	1,500	24
VIVUS*	8,700	13
Vocera Communications*	1,800	22
VWR*	1,800	48
Waters*	4,100	547
WellCare Health Plans*	4,100	331
West Pharmaceutical Services	6,600	395
Wright Medical Group*	4,500	116
Xencor*	2,800	63
XenoPort*	4,900	36
XOMA*	9,300	7
Zafgen*	1,400	53
Zeltiq Aesthetics*	2,800	96
Zimmer Biomet Holdings	8,300	864
ZIOPHARM Oncology*	10,767	144
Zoetis, Cl A	23,600	1,156
Zogenix*	1,950	38
ZS Pharma*	1,600	96

		178,995

Industrials — 7.3%
3M	30,100	4,555
AAON	4,000	89
AAR	3,100	84
ABM Industries	5,300	175
Acacia Research	4,700	44
ACCO Brands*	10,400	85
Accuride*	3,200	13
Actuant, Cl A	5,800	134
Acuity Brands	2,000	402

Description	Shares	Market Value ($ Thousands)
ADT	7,900	$273
Advanced Drainage Systems	2,900	81
Advisory Board*	4,000	240
AECOM*	6,574	203
Aegion, Cl A*	3,700	73
Aerojet Rocketdyne Holdings*	5,700	133
Aerovironment*	1,900	50
AGCO	4,400	242
Air Lease, Cl A	4,300	152
Air Transport Services Group*	5,200	54
Aircastle	5,500	132
Alamo Group	800	42
Alaska Air Group	6,200	470
Albany International, Cl A	2,800	104
Allegiant Travel, Cl A	1,200	255
Allegion	4,500	284
Allied Motion Technologies	800	17
Allison Transmission Holdings	8,400	245
Altra Industrial Motion	2,700	69
AMERCO	300	108
Ameresco, Cl A*	1,700	12
American Airlines Group	33,400	1,339
American Railcar Industries	900	36
American Science & Engineering	700	31
American Woodmark*	1,200	79
AMETEK	11,300	599
AO Smith	3,700	266
Apogee Enterprises	2,700	149
Applied Industrial Technologies	3,500	135
ARC Document Solutions*	3,500	24
ArcBest	2,300	76
Argan	1,300	51
Armstrong World Industries*	2,400	140
Astec Industries	1,800	71
Astronics*	1,787	111
Atlas Air Worldwide Holdings*	2,300	113
Avis Budget Group*	4,800	208
AZZ	2,400	124
Babcock & Wilcox, Cl W*	5,300	130
Babcock & Wilcox Enterprises*	2,650	52
Barnes Group	5,100	199
Barrett Business Services	600	25
BE Aerospace	4,700	229
Beacon Roofing Supply*	4,500	157
Blount International*	4,700	39
Boeing	32,900	4,743
Brady, Cl A	4,700	111
Briggs & Stratton	4,200	78
Brink’s	4,400	137
Builders FirstSource*	4,600	69
CAI International*	1,400	20
Carlisle	3,000	304
Casella Waste Systems, Cl A*	3,300	21
Caterpillar	28,800	2,265
CBIZ*	5,000	49
CDI	1,200	15
CEB	3,100	237
CECO Environmental	1,800	16
Celadon Group	2,700	59
CH Robinson Worldwide	6,800	477
Chart Industries*	2,900	79
Cintas	4,500	385
CIRCOR International	1,700	81
Civeo	8,300	18

29	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
CLARCOR	4,600	$277
Clean Harbors*	3,000	149
Colfax*	4,500	172
Columbus McKinnon	1,800	42
Comfort Systems	3,700	102
Commercial Vehicle Group*	2,300	14
Continental Building Products*	2,800	59
Con-way	5,400	209
Copart*	6,300	227
Covanta Holding	4,400	87
Covenant Transportation Group, Cl A*	1,000	24
CRA International*	900	21
Crane	2,000	106
CSX	46,500	1,455
Cubic	1,900	84
Cummins	8,700	1,127
Curtiss-Wright	4,400	296
Danaher	29,100	2,664
Deere	15,900	1,504
Delta Air Lines	39,300	1,743
Deluxe	4,575	295
DigitalGlobe*	6,900	146
Donaldson	6,500	218
Douglas Dynamics	1,900	39
Dover	7,700	493
Ducommun*	1,100	26
Dun & Bradstreet	1,600	200
DXP Enterprises*	1,300	48
Dycom Industries*	3,200	211
Eagle Bulk Shipping*	2,700	23
Echo Global Logistics*	2,700	87
EMCOR Group	5,808	278
Emerson Electric	31,900	1,651
Encore Wire	2,000	69
EnerSys	4,059	253
Engility Holdings	1,600	35
Ennis	2,200	37
Enphase Energy*	1,600	9
EnPro Industries	2,100	106
Equifax	5,700	582
ESCO Technologies	2,400	91
Essendant	3,700	136
Esterline Technologies*	2,900	257
ExOne*	900	9
Expeditors International of Washington	9,500	445
Exponent	2,400	107
Fastenal	14,200	594
Federal Signal	6,000	90
FedEx	13,600	2,331
Flowserve	6,100	287
Fluor	7,000	327
Fortune Brands Home & Security	7,500	358
Forward Air	2,900	141
Franklin Covey*	900	17
Franklin Electric	4,200	121
FreightCar America	1,000	19
FTI Consulting*	3,900	160
FuelCell Energy*	19,000	16
Furmanite*	3,100	20
G&K Services, Cl A	1,900	125
GATX	1,900	101
Generac Holdings*	6,400	224

Description	Shares	Market Value ($ Thousands)
General Cable	4,800	$78
General Dynamics	13,900	2,073
General Electric	479,700	12,520
Genesee & Wyoming, Cl A*	2,300	164
Gibraltar Industries*	3,200	61
Global Brass & Copper Holdings	2,300	39
Golden Ocean Group	6,300	25
Gorman-Rupp	1,800	46
GP Strategies*	1,300	37
Graco	2,900	207
GrafTech International*	10,100	51
Graham	900	17
Granite Construction	3,600	122
Great Lakes Dredge & Dock*	5,100	26
Greenbrier	2,500	114
Griffon	3,000	52
H&E Equipment Services	3,100	56
Harsco	7,700	106
Hawaiian Holdings*	4,200	91
HC2 Holdings*	1,700	13
HD Supply Holdings*	8,000	286
Healthcare Services Group	6,610	231
Heartland Express	4,900	105
HEICO, Cl A	3,500	159
HEICO	1,700	93
Heidrick & Struggles International	1,700	37
Heritage-Crystal Clean*	700	9
Herman Miller	5,400	151
Hertz Global Holdings*	20,700	352
Hexcel	4,700	244
Hill International*	2,500	12
Hillenbrand	5,762	163
HNI	4,200	208
Honeywell International	37,200	3,908
Hub Group, Cl A*	3,400	143
Hubbell, Cl B	2,700	282
Huntington Ingalls Industries	2,200	258
Hurco	600	19
Huron Consulting Group*	2,200	168
Hyster-Yale Materials Handling, Cl A	900	61
ICF International*	1,900	70
IDEX	3,700	281
IHS, Cl A*	3,300	413
Illinois Tool Works	14,400	1,288
InnerWorkings*	3,000	22
Insperity	1,700	85
Insteel Industries	1,600	26
Interface, Cl A	5,800	151
ITT	4,400	167
Jacobs Engineering Group*	6,200	261
JB Hunt Transport Services	4,200	353
JetBlue Airways*	14,600	336
John Bean Technologies	2,700	98
Joy Global	4,600	121
Kadant	1,100	50
Kaman	2,600	103
Kansas City Southern	5,200	516
KAR Auction Services	6,600	257
KBR	6,100	107
Kelly Services, Cl A	2,300	34
Kennametal	3,300	105
KEYW Holding*	2,800	23
Kforce	2,300	54

30	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Kimball International, Cl B	3,000	$34
Kirby*	2,800	203
KLX*	4,900	192
Knight Transportation	5,521	149
Knoll	4,600	111
Korn	4,600	154
Kratos Defense & Security Solutions*	3,800	21
L-3 Communications Holdings, Cl 3	4,000	462
Landstar System	2,200	158
Lawson Products*	700	19
LB Foster, Cl A	900	26
Lennox International	2,200	260
Lincoln Electric Holdings	3,800	230
Lindsay	1,100	92
Lockheed Martin	12,900	2,672
LSI Industries	1,900	19
Lydall*	1,700	50
Macquarie Infrastructure	3,200	272
Manitowoc	5,600	99
ManpowerGroup	3,700	335
Marten Transport	2,400	47
Masco	17,200	454
MasTec*	6,000	111
Matson	4,100	170
Matthews International, Cl A	2,900	156
McGrath RentCorp	2,500	63
Meritor*	9,000	127
Middleby*	2,600	319
Miller Industries	1,000	18
Mistras Group*	1,400	25
Mobile Mini	4,300	160
Moog, Cl A*	3,600	241
MRC Global*	9,000	116
MSA Safety	2,700	139
MSC Industrial Direct, Cl A	2,200	157
Mueller Industries	5,300	172
Mueller Water Products, Cl A	14,700	131
Multi-Color	1,200	77
MYR Group*	2,000	60
National Presto Industries	400	32
Navigant Consulting*	4,700	74
Navios Maritime Holdings	7,000	26
Navistar International*	4,500	79
NCI Building Systems*	2,600	34
Neff, Cl A*	1,400	12
NL Industries*	600	4
NN	1,800	41
Nordson	3,000	222
Norfolk Southern	14,600	1,231
Nortek*	800	65
Northrop Grumman	9,400	1,626
Northwest Pipe*	900	16
NOW*	4,500	78
NV5 Holdings*	700	17
Old Dominion Freight Line*	3,500	256
Omega Flex	300	10
On Assignment*	4,800	184
Orbital ATK	2,800	199
Orion Marine Group*	2,300	17
Oshkosh	3,500	128
Owens Corning	5,500	247
PACCAR	17,000	1,102
Pall	5,100	645

Description	Shares	Market Value ($ Thousands)
PAM Transportation Services*	300	$16
Parker-Hannifin	6,800	767
Park-Ohio Holdings	800	36
Patrick Industries*	1,050	38
Pendrell*	13,600	19
PGT*	4,800	77
Pitney Bowes	10,100	211
Plug Power*	15,200	39
Ply Gem Holdings*	1,700	25
Polypore International*	4,200	252
Powell Industries	900	27
Power Solutions International*	400	17
PowerSecure International*	1,900	29
Precision Castparts	6,500	1,267
Preformed Line Products	300	10
Primoris Services	3,400	62
Proto Labs*	2,100	158
Quad	2,700	44
Quality Distribution*	2,300	37
Quanex Building Products	3,400	68
Quanta Services*	9,600	265
Radiant Logistics*	2,400	15
Raven Industries	3,300	64
Raytheon	14,500	1,582
RBC Bearings*	2,200	149
Regal Beloit	1,900	132
Republic Airways Holdings*	4,500	23
Republic Services, Cl A	12,700	540
Resources Connection	3,400	54
Rexnord*	9,500	201
Roadrunner Transportation Systems*	2,700	71
Robert Half International	6,700	369
Rockwell Automation	6,600	771
Rockwell Collins	6,300	533
Rollins	3,900	113
Roper Technologies	4,700	786
RPX*	5,200	80
RR Donnelley & Sons	10,500	184
Rush Enterprises, Cl A*	3,300	84
Ryder System	2,500	226
Safe Bulkers	3,400	12
Saia*	2,200	96
Scorpio Bulkers*	28,700	52
Simpson Manufacturing	3,800	136
SkyWest	5,000	83
Snap-on	2,800	461
SolarCity*	3,000	174
Southwest Airlines	32,100	1,162
SP Plus*	1,300	34
Sparton*	900	21
Spirit AeroSystems Holdings, Cl A*	6,800	383
Spirit Airlines*	3,300	197
SPX	1,900	124
Standex International	1,200	90
Stanley Black & Decker	7,400	781
Steelcase, Cl A	7,800	139
Stericycle*	3,900	550
Stock Building Supply Holdings*	1,600	31
Sun Hydraulics	2,000	71
Swift Transportation, Cl A*	8,200	195
TAL International Group	3,100	61
TASER International*	4,700	128
Team*	1,900	82

31	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Teledyne Technologies*	3,300	$342
Tennant	1,800	108
Terex	4,500	100
Tetra Tech	5,800	155
Textainer Group Holdings	1,900	43
Textron	12,800	559
Thermon Group Holdings*	2,800	68
Timken	3,800	127
Titan International	4,500	42
Titan Machinery*	1,400	20
Toro	2,600	178
Towers Watson, Cl A	3,400	431
TransDigm Group*	2,600	588
TRC*	1,500	14
Trex*	2,800	127
TriMas*	4,100	96
TriNet Group*	3,600	97
Trinity Industries	6,900	202
Triumph Group	2,200	118
TrueBlue*	3,800	98
Tutor Perini*	3,600	75
Twin Disc	700	11
UniFirst	1,399	155
Union Pacific	41,600	4,060
United Continental Holdings*	18,500	1,043
United Parcel Service, Cl B	33,500	3,429
United Rentals*	4,500	301
United Technologies	42,300	4,243
Universal Forest Products	1,900	121
Universal Truckload Services	600	13
US Ecology	2,000	92
USA Truck*	600	12
USG*	3,900	121
UTi Worldwide*	8,300	70
Valmont Industries	1,200	133
Vectrus*	900	21
Verisk Analytics, Cl A*	7,800	609
Veritiv*	700	26
Viad	2,100	60
Vicor*	1,400	15
Virgin America*	2,200	73
Volt Information Sciences*	1,400	13
VSE	400	19
Wabash National*	6,600	91
WABCO Holdings*	2,800	346
Wabtec	4,400	445
WageWorks*	3,323	166
Waste Connections	5,500	276
Waste Management	21,900	1,120
Watsco	1,200	154
Watts Water Technologies, Cl A	2,700	150
Werner Enterprises	4,100	116
Wesco Aircraft Holdings*	5,882	85
WESCO International*	2,100	129
West	4,600	133
Woodward	6,000	296
WW Grainger	3,100	709
Xerium Technologies*	800	14
XPO Logistics*	6,600	286
Xylem	8,300	287
YRC Worldwide*	2,900	56

		123,456

Information Technology — 13.0%
3D Systems*	4,600	61

Description	Shares	Market Value ($ Thousands)
6D Global Technologies*	1,300	$6
A10 Networks*	3,800	25
ACI Worldwide*	10,600	251
Activision Blizzard	23,300	601
Actua*	3,900	57
Acxiom*	7,500	134
Adobe Systems*	24,000	1,968
ADTRAN	5,200	86
Advanced Energy Industries*	3,800	100
Advanced Micro Devices*	55,600	107
Aerohive Networks*	2,900	22
Agilysys*	1,300	11
Akamai Technologies*	8,600	660
Alliance Data Systems*	2,900	798
Alliance Fiber Optic Products	1,000	20
Alpha & Omega Semiconductor*	1,900	15
Altera	14,400	715
Ambarella*	2,900	336
Amber Road*	700	4
Amdocs	7,200	422
American Software, Cl A	2,000	18
Amkor Technology*	8,400	37
Amphenol, Cl A	14,400	812
Analog Devices	15,000	875
Angie’s List*	3,800	19
Anixter International*	2,500	166
ANSYS*	4,500	424
Apple	274,375	33,282
Applied Materials	59,500	1,033
Applied Micro Circuits*	7,300	45
Applied Optoelectronics*	1,300	25
Arista Networks*	1,600	135
ARRIS Group*	6,200	192
Arrow Electronics*	4,500	262
Aspen Technology*	7,900	351
Atmel	19,800	164
Autodesk*	11,000	556
Automatic Data Processing	22,300	1,779
AVG Technologies*	3,900	112
Avid Technology*	2,800	34
Avnet	6,300	263
AVX	4,000	54
Axcelis Technologies*	12,100	36
Badger Meter	1,400	82
Bankrate*	6,200	57
Barracuda Networks*	700	19
Bazaarvoice*	4,200	24
Bel Fuse, Cl B	900	20
Belden	3,900	231
Benchmark Electronics*	5,200	115
Benefitfocus*	800	30
Black Box	1,300	20
Black Knight Financial Services, Cl A*	1,700	55
Blackbaud	4,319	264
Blackhawk Network Holdings, Cl A*	5,000	230
Blucora*	4,200	60
Booz Allen Hamilton Holding, Cl A	5,100	141
Bottomline Technologies*	3,700	102
Box, Cl A*	1,100	18
Brightcove*	2,700	15
Broadcom, Cl A	26,000	1,316
Broadridge Financial Solutions	5,600	304

32	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
BroadSoft*	2,700	$94
Brocade Communications Systems	19,900	204
Brooks Automation	6,200	65
CA	15,400	449
Cabot Microelectronics*	2,200	100
CACI International, Cl A*	2,200	181
Cadence Design Systems*	13,600	285
CalAmp*	3,500	60
Calix*	3,400	29
Callidus Software*	5,300	88
Carbonite*	1,400	17
Cardtronics*	4,200	156
Care.com*	600	4
Cascade Microtech*	1,000	15
Cass Information Systems	1,000	53
Cavium*	5,100	346
CDK Global	7,833	404
CDW	6,200	223
CEVA*	2,100	39
ChannelAdvisor*	1,700	17
Checkpoint Systems	4,100	36
Ciber*	6,400	21
Ciena*	11,300	288
Cirrus Logic*	5,800	191
Cisco Systems	242,500	6,892
Citrix Systems*	7,700	582
Clearfield*	1,000	20
Cognex	4,100	186
Cognizant Technology Solutions, Cl A*	29,300	1,849
Coherent*	2,100	122
Cohu	2,200	22
CommScope Holding*	4,900	154
CommVault Systems*	4,000	150
Computer Sciences	6,900	451
comScore*	3,200	187
Comtech Telecommunications	1,300	37
Comverse*	2,300	47
Constant Contact*	2,800	72
Control4*	1,000	8
Convergys	9,200	231
CoreLogic*	3,900	154
Cornerstone OnDemand*	4,900	177
Corning	61,600	1,151
CoStar Group*	1,600	322
Coupons.com*	5,300	52
Cray*	3,700	96
Cree*	5,700	141
CSG Systems International	3,200	100
CTS	3,400	64
Cvent*	2,300	62
Cyan*	2,400	14
Cypress Semiconductor	15,500	178
Daktronics	3,200	37
Datalink*	1,600	11
Dealertrack Technologies*	5,000	310
Demandware*	3,100	234
DHI Group*	3,300	26
Diebold	6,100	208
Digi International*	2,200	22
Digimarc*	600	24
Digital Turbine*	4,300	10
Diodes*	3,278	73
Dolby Laboratories, Cl A	2,000	70

Description	Shares	Market Value ($ Thousands)
Dot Hill Systems*	5,100	$32
DSP Group*	1,800	16
DST Systems	1,800	196
DTS*	1,700	48
EarthLink Holdings	10,400	76
Eastman Kodak*	1,900	26
eBay*	57,800	1,625
Ebix	2,600	81
EchoStar, Cl A*	1,800	84
Electro Rent	1,500	15
Electronic Arts*	14,700	1,052
Electronics For Imaging*	4,400	201
Ellie Mae*	2,600	204
EMC	92,700	2,493
EMCORE*	3,100	19
Endurance International Group Holdings*	5,100	103
EnerNOC*	2,400	20
Entegris*	12,900	191
Envestnet*	3,200	145
EPAM Systems*	4,500	333
Epiq Systems	2,800	46
ePlus*	500	38
Euronet Worldwide*	4,700	322
EVERTEC	6,100	115
Everyday Health*	1,900	23
Exar*	4,100	32
ExlService Holdings*	3,100	120
Extreme Networks*	8,200	19
F5 Networks*	3,500	469
Facebook, Cl A*	103,100	9,692
FactSet Research Systems	2,000	331
Fair Isaac	2,900	263
Fairchild Semiconductor International, Cl A*	10,200	154
FARO Technologies*	1,600	70
FEI	3,800	327
Fidelity National Information Services	13,600	890
Finisar*	9,100	158
FireEye*	6,400	285
First Solar*	3,800	168
Fiserv*	11,800	1,025
Five9*	1,000	5
FleetCor Technologies*	4,300	666
FLIR Systems	6,500	200
FormFactor*	4,700	34
Forrester Research	1,100	34
Fortinet*	6,500	310
Freescale Semiconductor*	5,200	207
Gartner*	4,100	363
Genpact*	7,900	175
Gigamon*	2,400	65
Global Cash Access Holdings*	6,600	33
Global Payments	3,100	347
Globant*	1,300	41
Glu Mobile*	11,800	69
GoDaddy, Cl A*	1,900	54
Gogo*	5,365	98
Google, Cl A*	13,700	9,008
Google, Cl C*	14,035	8,780
GrubHub*	7,000	222
GSI Group*	3,500	50
GTT Communications*	2,400	56

33	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Guidance Software*	1,500	$15
Guidewire Software*	6,300	372
Hackett Group	2,200	28
Harmonic*	7,900	47
Harris	5,722	475
Heartland Payment Systems	3,400	212
Hewlett-Packard	86,700	2,646
HomeAway*	4,800	144
Hortonworks*	700	17
HubSpot*	1,600	86
IAC	3,500	270
II-VI*	5,000	85
Imation*	4,300	18
Immersion*	2,400	33
Imperva*	2,500	164
Infinera*	12,000	287
Infoblox*	5,000	118
Informatica*	5,100	247
Ingram Micro, Cl A	7,400	202
Inphi*	3,700	84
Insight Enterprises*	3,800	103
Integrated Device Technology*	13,555	259
Integrated Silicon Solution	3,200	70
Intel	226,200	6,548
Interactive Intelligence Group*	1,600	66
InterDigital	3,200	173
Internap*	4,700	43
International Business Machines	43,300	7,014
Intersil, Cl A	12,100	135
Intralinks Holdings*	3,300	37
Intuit	13,200	1,396
InvenSense, Cl A*	6,800	89
IPG Photonics*	1,600	148
Itron*	3,700	119
Ixia*	5,600	74
IXYS	2,000	21
j2 Global	4,400	310
Jabil Circuit	9,600	194
Jack Henry & Associates	3,900	272
JDS Uniphase*	9,600	106
Jive Software*	3,700	17
Juniper Networks	19,200	546
Keysight Technologies*	7,850	240
Kimball Electronics*	2,250	30
King Digital Entertainment	4,500	70
KLA-Tencor	7,500	398
Knowles*	8,345	159
Kopin*	5,300	16
KVH Industries*	1,300	16
Lam Research	7,400	569
Lattice Semiconductor*	10,800	53
Leidos Holdings	2,700	110
LendingClub*	3,800	55
Lexmark International, Cl A	2,600	88
Limelight Networks*	5,000	19
Linear Technology	10,900	447
LinkedIn, Cl A*	5,300	1,077
Lionbridge Technologies*	5,400	32
Liquidity Services*	2,000	18
Littelfuse	2,100	193
LivePerson*	5,200	50
LogMeIn*	2,200	162
Luxoft Holding, Cl A*	1,600	100
M/A-COM Technology Solutions*	2,100	71

Description	Shares	Market Value ($ Thousands)
Manhattan Associates*	6,800	$441
ManTech International, Cl A	2,300	69
Marchex, Cl B	4,100	19
Marin Software*	2,100	12
Marketo*	3,000	91
Marvell Technology Group	23,300	290
MasterCard, Cl A	47,500	4,626
Mattson Technology*	6,500	19
Maxim Integrated Products	13,600	463
MAXIMUS	6,100	416
MaxLinear, Cl A*	4,850	53
Mentor Graphics	9,233	241
Mercury Systems*	3,300	46
Mesa Laboratories	300	31
Methode Electronics	3,600	97
Micrel	4,400	61
Microchip Technology	9,400	403
Micron Technology*	52,200	966
Microsemi*	8,800	290
Microsoft	385,025	17,981
MicroStrategy, Cl A*	900	183
Millennial Media*	6,600	11
MKS Instruments	4,970	176
MobileIron*	3,400	19
Model N*	1,600	18
ModusLink Global Solutions*	3,200	10
MoneyGram International*	2,300	23
Monolithic Power Systems	3,700	191
Monotype Imaging Holdings	3,600	90
Monster Worldwide*	9,200	65
Motorola Solutions	10,000	602
MTS Systems	1,400	90
Multi-Fineline Electronix*	700	13
Nanometrics*	2,000	27
National Instruments	6,200	180
NCR*	7,900	218
NeoPhotonics*	2,400	21
NetApp	15,200	473
NETGEAR*	3,200	107
NetScout Systems*	8,464	338
NetSuite*	2,000	198
NeuStar, Cl A*	5,300	164
New Relic*	500	17
Newport*	3,800	60
NIC	6,000	108
Nimble Storage*	4,400	122
Novatel Wireless*	5,100	13
Nuance Communications*	13,000	236
NVE	400	24
NVIDIA	25,700	513
Oclaro*	7,600	17
OmniVision Technologies*	5,100	125
ON Semiconductor*	20,700	220
OPOWER*	2,300	23
Oracle	150,400	6,007
OSI Systems*	1,900	133
Palo Alto Networks*	3,400	632
Pandora Media*	8,800	154
Park City Group*	900	12
Park Electrochemical	2,100	37
Paychex	15,700	728
Paycom Software*	2,800	90
Paylocity Holding*	1,400	50
PayPal Holdings*	57,800	2,237

34	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
PC Connection	900	$20
PDF Solutions*	2,700	38
Pegasystems	3,500	95
Perficient*	3,300	54
Pericom Semiconductor	1,800	22
PFSweb*	1,100	14
Photronics*	5,900	49
Plantronics	3,600	209
Plexus*	3,100	118
PMC-Sierra*	16,309	111
Polycom*	13,000	148
Power Integrations	2,600	101
Progress Software*	4,400	131
Proofpoint*	3,700	239
PROS Holdings*	2,000	44
PTC*	5,800	211
Q2 Holdings*	1,700	46
QAD, Cl A	1,100	29
Qlik Technologies*	8,400	340
QLogic*	7,900	70
Qorvo*	7,000	406
QUALCOMM	77,400	4,984
Qualys*	2,300	85
Quantum*	18,600	20
QuinStreet*	2,900	17
Rackspace Hosting*	5,500	187
Rambus*	10,800	141
RealD*	4,200	53
RealNetworks*	1,900	9
RealPage*	4,700	90
Red Hat*	8,700	688
Reis	700	17
RetailMeNot*	3,100	47
Rocket Fuel*	1,700	13
Rofin-Sinar Technologies*	2,600	65
Rogers*	1,700	95
Rovi*	7,700	85
Rubicon Project*	2,200	38
Ruckus Wireless*	6,300	78
Rudolph Technologies*	3,500	39
Sabre	5,300	141
salesforce.com*	31,300	2,294
SanDisk	9,900	597
Sanmina*	7,700	170
Sapiens International	2,000	21
ScanSource*	2,600	98
Science Applications International	4,100	220
SciQuest*	2,300	27
Seachange International*	2,700	19
Semtech*	6,300	111
ServiceNow*	7,200	580
ServiceSource International*	5,900	31
ShoreTel*	6,600	47
Shutterstock*	1,673	89
Sigma Designs*	3,100	32
Silicon Graphics International*	2,900	15
Silicon Laboratories*	4,000	180
Silver Springs Network*	3,300	37
Skyworks Solutions	9,000	861
SolarWinds*	3,400	136
Solera Holdings	2,900	106
Sonus Networks*	4,460	36
Splunk*	6,000	420
SPS Commerce*	1,600	115

Description	Shares	Market Value ($ Thousands)
SS&C Technologies Holdings	3,300	$224
Stamps.com*	1,300	89
SunEdison*	12,200	284
SunPower, Cl A*	1,900	51
Super Micro Computer*	3,300	88
Sykes Enterprises*	3,700	90
Symantec	31,600	719
Synaptics*	3,414	271
Synchronoss Technologies*	3,600	172
SYNNEX	2,700	204
Synopsys*	7,000	356
Syntel*	3,000	131
Tableau Software, Cl A*	2,400	251
Take-Two Interactive Software*	7,800	246
Tangoe*	3,906	43
Tech Data*	3,400	198
TechTarget*	1,400	12
TeleCommunication Systems, Cl A*	4,000	15
Telenav*	2,300	16
TeleTech Holdings	1,500	41
Teradata*	7,100	263
Teradyne	9,800	189
Tessera Technologies	4,600	159
Texas Instruments	49,700	2,484
Textura*	1,700	49
TiVo*	9,600	96
Total System Services	7,600	351
Travelzoo*	600	5
Trimble Navigation*	11,700	270
TrueCar*	4,300	28
TTM Technologies*	5,782	53
TubeMogul*	1,600	23
Twitter*	26,400	819
Tyler Technologies*	3,100	433
Ubiquiti Networks	2,800	90
Ultimate Software Group*	1,300	239
Ultra Clean Holdings*	2,400	18
Ultratech*	2,800	45
Unisys*	4,600	73
United Online*	1,300	18
Universal Display*	3,800	181
Vantiv, Cl A*	7,400	326
Varonis Systems*	1,000	21
VASCO Data Security International*	2,700	55
Veeco Instruments*	3,800	98
VeriFone Systems*	5,600	180
Verint Systems*	5,700	332
VeriSign*	5,000	355
ViaSat*	3,800	236
Violin Memory*	7,500	18
VirnetX Holding*	4,700	22
Virtusa*	2,800	134
Visa, Cl A	93,300	7,029
Vishay Intertechnology	11,800	135
Vishay Precision Group*	1,000	14
VMware, Cl A*	3,900	348
Web.com Group*	3,800	95
WebMD Health, Cl A*	3,300	144
Western Digital	10,500	904
Western Union	25,400	514
WEX*	1,800	184
Workday, Cl A*	5,100	430
Workiva, Cl A*	1,000	15

35	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Xcerra*	4,900	$31
Xerox	50,700	559
Xilinx	12,200	509
XO Group*	2,300	34
Xoom*	3,100	77
Yahoo!*	45,000	1,650
Yelp, Cl A*	3,700	98
Yodlee*	2,000	25
Zebra Technologies, Cl A*	2,400	258
Zendesk*	4,700	97
Zillow Group, Cl A*	2,143	175
Zix*	5,000	24
Zynga, Cl A*	29,500	73

		219,279

Materials — 2.2%
A Schulman	2,800	104
AEP Industries*	300	15
Air Products & Chemicals	10,300	1,468
Airgas	3,400	347
AK Steel Holding*	16,000	47
Albemarle	5,384	292
Alcoa	63,400	626
Allegheny Technologies	4,600	98
American Vanguard	2,500	32
AptarGroup	2,800	190
Ashland	3,200	366
Avery Dennison	4,500	274
Axalta Coating Systems*	4,700	150
Axiall	6,500	191
Balchem	2,854	162
Ball	6,700	455
Bemis	4,800	214
Berry Plastics Group*	11,000	358
Boise Cascade*	3,600	119
Cabot	2,700	95
Calgon Carbon	5,000	88
Carpenter Technology	4,400	165
Celanese, Cl A	7,400	488
Century Aluminum*	4,800	45
CF Industries Holdings	11,000	651
Chase	600	23
Chemours	8,580	94
Chemtura*	6,350	174
Clearwater Paper*	1,900	112
Cliffs Natural Resources	13,400	34
Coeur Mining*	13,400	47
Commercial Metals	10,900	168
Compass Minerals International	1,400	112
Core Molding Technologies*	700	13
Crown Holdings*	6,600	340
Cytec Industries	3,400	252
Deltic Timber	1,000	65
Domtar	2,700	110
Dow Chemical	55,000	2,588
E.I. du Pont de Nemours	42,900	2,392
Eagle Materials	2,500	193
Eastman Chemical	7,200	564
Ecolab	12,400	1,436
Ferro*	6,900	96
Flotek Industries*	4,700	80
FMC	6,100	296
Freeport-McMoRan	48,100	565
FutureFuel	1,900	22
Globe Specialty Metals	6,100	94

Description	Shares	Market Value ($ Thousands)
Graphic Packaging Holding	15,400	$233
Greif, Cl A	2,700	84
Handy & Harman*	400	12
Hawkins	900	33
Haynes International	1,200	51
HB Fuller	4,600	184
Headwaters*	6,900	131
Hecla Mining	34,200	72
Horsehead Holding*	5,000	41
Huntsman	9,500	181
Innophos Holdings	1,800	93
Innospec	2,300	99
International Flavors & Fragrances	3,900	451
International Paper	20,400	977
Intrepid Potash*	5,200	44
Kaiser Aluminum	1,500	127
KapStone Paper and Packaging	7,900	185
KMG Chemicals	900	20
Koppers Holdings	2,100	43
Kraton Performance Polymers*	3,200	66
Kronos Worldwide	1,800	18
Louisiana-Pacific*	13,400	198
LSB Industries*	1,900	70
Martin Marietta Materials	3,400	533
Materion	2,000	61
Minerals Technologies	3,200	207
Monsanto	22,600	2,303
Mosaic	16,800	721
Myers Industries	2,300	35
Neenah Paper	1,600	97
NewMarket	400	159
Newmont Mining	22,700	390
Nucor	15,500	684
Olin	6,800	156
Olympic Steel	700	9
OM Group	3,000	102
OMNOVA Solutions*	4,000	26
Owens-Illinois *	7,700	164
Packaging Corp of America	4,400	311
PH Glatfelter	3,900	80
Platform Specialty Products*	6,300	147
PolyOne	8,200	281
PPG Industries	13,000	1,409
Praxair	13,600	1,552
Quaker Chemical	1,200	111
Rayonier Advanced Materials	3,600	51
Real Industry*	2,100	24
Reliance Steel & Aluminum	3,500	212
Rentech*	19,500	15
Royal Gold	2,800	141
RPM International	6,000	281
Ryerson Holding*	1,200	8
Schnitzer Steel Industries, Cl A	2,500	39
Schweitzer-Mauduit International	2,800	111
Scotts Miracle-Gro, Cl A	1,900	115
Sealed Air	10,400	553
Senomyx*	3,600	22
Sensient Technologies	4,300	294
Sherwin-Williams	3,900	1,083
Sigma-Aldrich	5,600	782
Silgan Holdings	2,220	119
Sonoco Products	4,800	198
Southern Copper	12,600	351
Steel Dynamics	10,700	214

36	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
Stepan	1,800	$88
Stillwater Mining*	11,300	108
Summit Materials, Cl A*	2,200	55
SunCoke Energy	6,100	75
TimkenSteel	3,500	65
Trecora Resources*	2,200	31
Tredegar	2,400	40
United States Lime & Minerals	231	12
United States Steel	6,400	125
US Concrete*	1,400	59
Valspar	3,800	316
Vulcan Materials	6,200	564
Wausau Paper	3,600	32
Westlake Chemical	1,700	106
WestRock	12,450	785
Worthington Industries	4,200	114
WR Grace*	3,400	343

		37,392

Telecommunication Services — 1.4%
8x8*	8,700	76
AT&T	290,159	10,080
Atlantic Telegraph-Network	900	64
Boingo Wireless*	3,900	38
CenturyLink	26,500	758
Cincinnati Bell*	20,600	81
Cogent Communications Holdings	4,400	140
Consolidated Communications Holdings	4,814	96
FairPoint Communications*	2,200	37
Frontier Communications	45,200	213
General Communication, Cl A*	3,700	68
Globalstar*	41,600	86
Hawaiian Telcom Holdco*	900	22
IDT, Cl B	1,500	26
inContact*	5,800	54
Inteliquent	3,200	58
Intelsat*	2,300	22
Iridium Communications*	7,900	59
Level 3 Communications*	13,670	690
Lumos Networks	1,600	22
NTELOS Holdings*	1,500	10
ORBCOMM*	5,700	35
Pacific DataVision*	1,100	32
Premiere Global Services*	4,100	44
RingCentral, Cl A*	4,700	93
SBA Communications, Cl A*	6,200	748
Shenandoah Telecommunications	2,300	79
Spok Holdings	2,000	33
Sprint*	34,800	117
Straight Path Communications*	800	19
Telephone & Data Systems	4,800	141
T-Mobile US*	12,800	520
United States Cellular*	600	22
Verizon Communications	194,300	9,091
Vonage Holdings*	16,700	107
Windstream Holdings	8,800	43
Zayo Group Holdings*	6,700	179

		24,003

Utilities — 2.1%
AES	32,300	413
AGL Resources	5,500	264
ALLETE	4,600	222
Alliant Energy	5,100	314

Description	Shares	Market Value ($ Thousands)
Ameren	11,700	$481
American Electric Power	23,000	1,301
American States Water	3,290	127
American Water Works	8,900	462
Aqua America	8,600	219
Artesian Resources, Cl A	700	15
Atmos Energy	4,700	260
Avista	5,600	185
Black Hills	4,200	175
California Water Service Group	4,500	97
Calpine*	17,900	328
CenterPoint Energy	21,300	412
Chesapeake Utilities	1,400	72
Cleco	5,600	305
CMS Energy	13,700	469
Connecticut Water Service	900	31
Consolidated Edison	13,700	871
Consolidated Water	1,300	16
Dominion Resources	28,400	2,036
DTE Energy	8,700	700
Duke Energy	33,200	2,464
Dynegy, Cl A*	11,900	310
Edison International	15,800	948
El Paso Electric	3,800	138
Empire District Electric	4,000	92
Entergy	8,700	618
Eversource Energy	15,000	746
Exelon	40,400	1,296
FirstEnergy	20,300	689
Genie Energy, Cl B	1,600	17
Great Plains Energy	7,800	204
Hawaiian Electric Industries	5,400	162
IDACORP	4,700	292
ITC Holdings	7,300	247
Laclede Group	4,000	216
MDU Resources Group	9,800	191
MGE Energy	3,200	127
Middlesex Water	1,300	30
National Fuel Gas	4,100	222
New Jersey Resources	7,800	225
NextEra Energy	21,200	2,230
NiSource	14,500	253
Northwest Natural Gas	2,500	108
NorthWestern	4,400	237
NRG Energy	16,300	366
NRG Yield, Cl A	3,000	59
NRG Yield, Cl C	5,700	110
OGE Energy	9,200	274
ONE Gas	4,900	221
Ormat Technologies	3,500	142
Otter Tail	3,400	88
Pattern Energy Group, Cl A	4,800	117
Pepco Holdings	11,300	302
PG&E	22,700	1,192
Piedmont Natural Gas	7,300	278
Pinnacle West Capital	5,100	315
PNM Resources	7,500	198
Portland General Electric	7,200	259
PPL	31,400	999
Public Service Enterprise Group	24,200	1,008
Questar	7,400	164
SCANA	6,500	356
Sempra Energy	12,000	1,221
SJW	1,600	48

37	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

Description	Shares	Market Value ($ Thousands)
South Jersey Industries	6,200	$150
Southern	43,500	1,946
Southwest Gas	4,300	242
Spark Energy, Cl A	500	8
Talen Energy*	7,300	115
TECO Energy	11,700	259
TerraForm Power, Cl A	2,400	72
UGI	7,800	285
UIL Holdings	5,300	254
Unitil	1,300	46
Vectren	3,500	147
Vivint Solar*	1,800	27
WEC Energy Group	14,760	723
Westar Energy, Cl A	6,400	241
WGL Holdings	4,600	257
Xcel Energy	24,600	853
York Water	1,200	26

		35,205

Total Common Stock (Cost $1,456,824) ($ Thousands)		1,615,073

EXCHANGE TRADED FUNDS — 1.5%

Exchange Traded Funds — 1.5%
iShares MSCI India	303,600	9,427
iShares Trust MSCI Taiwan Index	1,072,200	15,772
SPDR S&P 500 Trust	752	158

Total Exchange Traded Funds (Cost $26,605) ($ Thousands)		25,357

PREFERRED STOCK — 0.3%

Brazil — 0.2%
AES Tiete	4,300	23
Banco Bradesco	87,360	696
Banco do Estado do Rio Grande do Sul	6,500	19
Braskem	5,900	22
Cia Brasileira de Distribuicao	5,200	113
Cia Energetica de Minas Gerais	30,100	83
Cia Energetica de Sao Paulo	7,400	41
Cia Paranaense de Energia	3,900	40
Gerdau	32,800	57
Itau Unibanco Holding	110,220	967
Itausa - Investimentos Itau	127,012	310
Oi*	9,490	13
Petroleo Brasileiro*	124,000	382
Suzano Papel e Celulose, Cl A	9,800	48
Telefonica Brasil	12,835	170
Usinas Siderurgicas de Minas Gerais	15,100	17
Vale	123,200	525

		3,526

Chile — 0.0%
Embotelladora Andina	13,237	38
Sociedad Quimica y Minera de Chile, Cl B	3,839	52

		90

Colombia — 0.0%
Banco Davivienda	3,511	33
Bancolombia	16,955	164
Grupo Aval Acciones y Valores	131,108	57
Grupo de Inversiones Suramericana	12,441	159

		413

Germany — 0.1%
Bayerische Motoren Werke	1,163	92

Description		Shares/Face Amount (000)(1)	Market Value ($ Thousands)
FUCHS PETROLUB		1,519	$66
Henkel & KGaA		4,345	519
Porsche Automobil Holding		3,543	268
Volkswagen		3,860	778

			1,723

South Korea — 0.0%
Amorepacific		280	48
Hyundai Motor		2,718	240
LG Chemical		265	41
Samsung Electronics		250	197

			526

Total Preferred Stock (Cost $10,292) ($ Thousands)			6,278

		Number Of Warrants

WARRANTS — 0.0%

Thailand — 0.0%
Minor International*		2,670	—

Total Warrants (Cost $—) ($ Thousands)			—

		Number Of Rights
RIGHTS — 0.0%

United States — 0.0%
Durata Therapeutics* (C)		1,300	—
Furiex Pharmaceuticals* (C)		500	—

Total Rights (Cost $—) ($ Thousands)			—

TIME DEPOSITS — 1.9%
Brown Brothers Harriman
4.900%	ZAR	579	46
2.050%	NZD	40	27
1.032%	AUD	22	16
0.118%	NOK	30	4
0.087%	GBP	38	59
0.005%	JPY	29,014	234
0.005%	HKD	3,704	478
0.000%	USD	30,198	30,198
0.000%	SGD	14	10
(0.227)%††	EUR	93	102
(0.400)%††	DKK	26	4
(0.424)%††	SEK	107	12
(1.000)%††	CHF	132	137

Total Time Deposits (Cost $31,327) ($ Thousands)			31,327

Total Investments — 99.7% (Cost $1,525,048) ($ Thousands)			$1,678,035

38	Adviser Managed Trust / Annual Report / July 31, 2015

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2015

A list of the open futures contracts held by the Fund at July 31, 2015, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) ($ Thousands)
MSCI EAFE Index E-MINI	67	Sep-2015	$16
MSCI Emerging Markets E-MINI	138	Sep-2015	(414)
Russell 2000 Index E-MINI	26	Sep-2015	(53)
S&P 500 Index E-MINI	146	Sep-2015	94
S&P Mid 400 Index E-MINI	13	Sep-2015	(26)

			$(383)

For the year ended July 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,682,732 ($ Thousands).

*	Non-income producing security.

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Securities considered illiquid. The total value of such securities as of July 31, 2015 was $938 ($ Thousands) and represented 0.06% of Net Assets.

(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of July 31, 2015 was $451 and represented 0.03% of Net Assets.

(D)	Security considered a Master Limited Partnership. At July 31, 2015, these securities amounted to $344 or 0.02% of net assets.

†	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

††	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

AUD — Australian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EAFE — Europe, Asia, Far East

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

SPDR — Standard & Poor’s Depository Receipt

USD — United States Dollar

ZAR — South African Rand

The following is a list of the inputs used as of July 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 #	Total
Common Stock	$1,614,135	$487	$451	$1,615,073
Exchange Traded Funds	25,357	—	—	25,357
Preferred Stock	6,278	—	—	6,278
Rights	—	—	—	—
Warrants	—	—	—	—
Time Deposits	—	31,327	—	31,327

Total Investments in Securities	$1,645,770	$31,814	$451	$1,678,035

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts - appreciation*	$110	$—	$—	$110
Futures Contracts - depreciation*	(493)	—	—	(493)

Total Other Financial Instruments	$(383)	$—	$—	$(383)

*	Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

# A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended July 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

39	Adviser Managed Trust / Annual Report / July 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Adviser Managed Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the accompanying statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund, the two funds comprising the Adviser Managed Trust (the “Trust”), as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. The financial statements and financial highlights are included in Item 1 of this Form N-CSR and the schedule of investments in securities of the Tactical Offensive Equity Fund, as of July 31, 2015 is included in Item 6 of this Form N-CSR. These financial statements and financial highlights and the schedule of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Adviser Managed Trust as of July 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania

September 29, 2015

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 9, 2015

By	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: October 9, 2015